UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 9 of its series, Wells Fargo Advantage Intrinsic Small Cap Value Fund, Wells Fargo Advantage Small Cap Opportunities Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small/Mid Cap Value Fund, Wells Fargo Advantage Special Small Cap Value Fund, Wells Fargo Advantage Traditional Small Cap Growth Fund, Wells Fargo Advantage Precious Metals Fund, Wells Fargo Advantage Specialized Technology Fund, and Wells Fargo Advantage Utility and Telecommunications Fund. Each series has a March 31 fiscal year end.

Date of reporting period: March 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Intrinsic Small Cap Value Fund

Annual Report

March 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Intrinsic Small Cap Value Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	3

through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multimanager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Samir Sikka

Alex Alvarez, CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	5 month*	1 year	5 year	10 year	5 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-2008	0.21	13.51	19.64	6.30	6.33	20.42	21.06	6.94	1.58	1.42
Class C (WSCDX)	3-31-2008	5.02	18.52	20.17	6.20	6.02	19.52	20.17	6.20	2.33	2.17
Administrator Class (WFSDX)	4-8-2005	–	–	–	–	6.43	20.73	21.36	7.21	1.42	1.22
Institutional Class (WFSSX)	4-8-2005	–	–	–	–	6.50	20.96	21.61	7.40	1.15	1.02
Investor Class (SCOVX)	3-28-2002	–	–	–	–	6.30	20.41	21.01	6.90	1.64	1.48
Russell 2000® Value Index[4]	–	–	–	–	–	7.74	22.65	23.33	8.07	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	7

Growth of $10,000 investment[5] as of March 31, 2014

1.	Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital Management as a subadviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010, do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC. Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class, and 1.46% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

7.	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

8.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

9.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

10.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

11.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Value Index, for the five-month period that ended March 31, 2014[6].

■	Stock selection accounted for all of the Fund’s underperformance. Relative sector weightings, which are a byproduct of our bottom-up security selection process, had a minor positive impact during the period.

■	Compared with the Russell 2000 Value Index, stock selection in the consumer discretionary, consumer staples, and energy sectors detracted from relative performance. Meanwhile, security selection in the industrials, financials, and information technology (IT) sectors enhanced relative return.

Stock selection was the primary detractor from the Fund’s relative performance.

Looking at the broader market, mid-cap stocks (measured by the Russell Midcap® Index7) outperformed their large-cap (measured by the Russell 1000® Index8) and small-cap (Russell 2000® Index9) counterparts for the period, which was to the Fund’s detriment. However, value stocks outperformed growth in the small-capitalization range, to the benefit of this value-oriented fund. Consistent with our long-term investment perspective, we adhere to a fundamentally based investment process. We remain focused on identifying high-quality companies in good industries that trade at discounts to our estimates of intrinsic value and possess value drivers that we expect to cause stock price appreciation over the next two to four years.

Ten largest equity holdings[10] (%) as of March 31, 2014
Kar Auction Services Incorporated	3.92
Aercap Holdings NV	3.38
Jones Lang LaSalle Incorporated	2.65
Redwood Trust Incorporated	2.51
Office Depot Incorporated	2.47
VeriFone Systems Incorporated	2.45
Silgan Holdings Incorporated	2.21
EVERTEC Incorporated	2.16
Pike Electric Corporation	2.09
Landstar System Incorporated	1.95

Stock selection in the consumer discretionary, consumer staples, and energy sectors detracted from relative performance. In these sectors, office products and services provider Office Depot Incorporated, global wine company Treasury Wine Estates Limited, and oil and natural gas exploration and production firm Oasis Petroleum Incorporated subtracted value from returns relative to the index.

Security selection in the industrials, financials, and IT sectors enhanced relative return. AerCap Holdings NV, a global leader in aircraft leasing and aviation finance, was the primary contributor in industrials. Global commercial real estate and investment management service provider Jones Lang LaSalle Incorporated added value in the financials sector, and VeriFone Systems Incorporated, a leading global provider of payment solutions, contributed the most value to relative performance in the IT sector.

Sector distribution[11] as of March 31, 2014

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades and stock price movements, the Fund’s positioning relative to the index shifted moderately during the period. The Fund’s overweight in the consumer discretionary sector was reduced as a result of trimming several positions and the sale of clothing designer and marketer The Jones Group Incorporated. It was announced during the period that Jones Group would be acquired by private equity firm Sycamore Partners, and we sold our investment in the company as its stock price approached the deal price. This decrease in the consumer discretionary sector was partially offset by the purchase of closeout and bargain retailer Big Lots

Incorporated. Meanwhile, the Fund became less underweight in the financials and materials sectors. We added two companies and sold one in both the financials and materials sectors during this five-month period. The Fund remains

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	9

meaningfully overweight in industrials and underweight in financials and utilities relative to the Russell 2000 Value Index. All sector weights are the result of individual stock selection rather than tactical allocation decisions.

Despite potentially distracting macroeconomic events, we remained focused on our investment strategy.

The U.S. equity market has demonstrated its resilience over the past five years by weathering a multitude of events ranging from a sovereign debt crisis in Europe and geopolitical unrest across the globe to political stalemate in Washington and underperformance of emerging markets. As we have mentioned previously, we believe that underlying trends exist, pointing to the potential for a strengthening U.S. economy, such as improvement in the housing market toward its normal trend line and increased credit availability.

The past few months were marked by increased volatility, and we anticipate this trend will continue, especially as the desynchronization of monetary policy unfolds around the world. Due to our bottom-up fundamental approach, we welcome volatility because it has often presented us with the opportunity to invest in companies whose stock prices have become decoupled from their long-term intrinsic value. As disciplined and patient investors, we will continue to look for mispriced opportunities caused by market volatility.

10	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,092.39	$7.51	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24	1.44%
Class C
Actual	$1,000.00	$1,088.12	$11.40	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.00	2.19%
Administrator Class
Actual	$1,000.00	$1,093.53	$6.26	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,094.31	$5.22	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Investor Class
Actual	$1,000.00	$1,091.85	$7.77	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 93.77%

Consumer Discretionary: 13.11%

Auto Components: 0.92%
Dana Holding Corporation	61,000	$1,419,470

Hotels, Restaurants & Leisure: 2.45%
Interval Leisure Group Incorporated	32,760	856,346
Six Flags Entertainment Corporation	72,500	2,910,875

		3,767,221

Household Durables: 1.63%
Taylor Morrison Home Corporation Class A †	106,292	2,497,862

Multiline Retail: 1.56%
Big Lots Incorporated †	63,100	2,389,597

Specialty Retail: 6.55%
Abercrombie & Fitch Company Class A	38,250	1,472,625
Ascena Retail Group Incorporated †	118,000	2,039,040
Chico’s FAS Incorporated	115,430	1,850,343
DSW Incorporated Class A	25,240	905,106
Office Depot Incorporated †	920,300	3,800,839

		10,067,953

Consumer Staples: 5.60%

Beverages: 1.02%
Treasury Wine Estates ADR	478,690	1,574,890

Food Products: 4.58%
Dean Foods Company	181,045	2,798,956
Flowers Foods Incorporated	121,343	2,602,807
J & J Snack Foods Corporation	17,025	1,633,889

		7,035,652

Energy: 5.25%

Energy Equipment & Services: 2.76%
Forum Energy Technologies Incorporated †	81,200	2,515,576
Helix Energy Solutions Group Incorporated †	75,415	1,733,037

		4,248,613

Oil, Gas & Consumable Fuels: 2.49%
Energy XXI (Bermuda) Limited «	74,500	1,755,965
Oasis Petroleum Incorporated †	49,500	2,065,635

		3,821,600

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Financials: 20.73%

Banks: 6.26%
Associated Banc-Corp	122,950	$2,220,477
Cathay General Bancorp	44,380	1,117,932
Hancock Holding Company	40,620	1,488,723
Umpqua Holdings Corporation «	155,190	2,892,742
Zions Bancorporation	61,145	1,894,272

		9,614,146

Capital Markets: 0.71%
E*TRADE Financial Corporation †	47,500	1,093,450

Real Estate Management & Development: 2.65%
Jones Lang LaSalle Incorporated	34,300	4,064,550

REITs: 8.44%
CommonWealth REIT	71,289	1,874,901
CubeSmart REIT	131,745	2,260,744
Hudson Pacific Properties Incorporated	88,085	2,032,121
Pennymac Mortgage Investment REIT	123,050	2,940,895
Redwood Trust Incorporated «	190,280	3,858,878

		12,967,539

Thrifts & Mortgage Finance: 2.67%
Essent Group Limited †	81,444	1,829,232
Ladder Capital Corporation Class A †	120,550	2,275,984

		4,105,216

Health Care: 7.35%

Health Care Equipment & Supplies: 2.99%
Integra LifeSciences Holdings †	50,500	2,322,495
Steris Corporation	47,592	2,272,518

		4,595,013

Health Care Providers & Services: 1.63%
AMN Healthcare Services Incorporated †	181,815	2,498,138

Life Sciences Tools & Services: 2.73%
Bio-Rad Laboratories Incorporated Class A †	20,515	2,628,382
Charles River Laboratories International Incorporated †	25,985	1,567,935

		4,196,317

Industrials: 22.51%

Commercial Services & Supplies: 7.52%
Herman Miller Incorporated	62,895	2,020,816
Kar Auction Services Incorporated	198,650	6,029,028
Tetra Tech Incorporated †	67,697	2,003,154
United Stationers Incorporated	36,560	1,501,519

		11,554,517

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Intrinsic Small Cap Value Fund	13

Security name	Shares	Value

Construction & Engineering: 3.38%
EMCOR Group Incorporated	42,220	$1,975,474
Pike Electric Corporation †	298,985	3,217,079

		5,192,553

Machinery: 3.65%
Harsco Corporation	82,550	1,934,147
IDEX Corporation	25,955	1,891,860
Wabtec Corporation	23,110	1,791,025

		5,617,032

Professional Services: 2.63%
Korn/Ferry International †	51,440	1,531,369
Resources Connection Incorporated	177,800	2,505,202

		4,036,571

Road & Rail: 1.95%
Landstar System Incorporated	50,600	2,996,532

Trading Companies & Distributors: 3.38%
Aercap Holdings NV †	123,100	5,193,589

Information Technology: 13.50%

Communications Equipment: 1.03%
Plantronics Incorporated	35,650	1,584,643

Electronic Equipment, Instruments & Components: 1.37%
Jabil Circuit Incorporated	116,850	2,103,300

IT Services: 6.01%
CoreLogic Incorporated †	71,250	2,140,350
EVERTEC Incorporated	134,413	3,320,001
VeriFone Systems Incorporated †	111,500	3,770,930

		9,231,281

Semiconductors & Semiconductor Equipment: 0.98%
International Rectifier Corporation †	55,160	1,511,384

Software: 2.24%
Fair Isaac Corporation	24,514	1,356,114
Informatica Corporation †	55,300	2,089,234

		3,445,348

Technology Hardware, Storage & Peripherals: 1.87%
Avid Technology Incorporated †	212,410	1,295,701
Diebold Incorporated	39,400	1,571,666

		2,867,367

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name		Shares	Value

Materials: 3.76%

Containers & Packaging: 3.76%
Berry Plastics Group Incorporated †		102,300	$2,368,245
Silgan Holdings Incorporated		68,677	3,400,885

			5,769,130

Telecommunication Services: 0.65%

Diversified Telecommunication Services: 0.65%
General Communication Incorporated Class A †		87,811	1,001,924

Utilities: 1.31%

Electric Utilities: 1.31%
Westar Energy Incorporated		57,220	2,011,855

Total Common Stocks (Cost $119,334,698)			144,074,253

	Yield

Short-Term Investments: 10.84%

Investment Companies: 10.84%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	10,306,144	10,306,144
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.09	6,354,525	6,354,525

Total Short-Term Investments (Cost $16,660,669)			16,660,669

Total investments in securities
(Cost $135,995,367) *	104.61%	160,734,922
Other assets and liabilities, net	(4.61)	(7,082,203)

Total net assets	100.00%	$153,652,719

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $136,307,232 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$27,258,341
Gross unrealized depreciation	(2,830,651)

Net unrealized appreciation	$24,427,690

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2014	Wells Fargo Advantage Intrinsic Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$144,074,253
In affiliated securities, at value (see cost below)	16,660,669

Total investments, at value (see cost below)	160,734,922
Receivable for investments sold	79,310
Receivable for Fund shares sold	69,231
Receivable for dividends	150,621
Receivable for securities lending income	3,226
Prepaid expenses and other assets	2,812

Total assets	161,040,122

Liabilities
Payable for investments purchased	768,828
Payable for Fund shares redeemed	88,911
Payable upon receipt of securities loaned	6,354,525
Advisory fee payable	74,801
Distribution fees payable	270
Due to other related parties	30,142
Accrued expenses and other liabilities	69,926

Total liabilities	7,387,403

Total net assets	$153,652,719

NET ASSETS CONSIST OF
Paid-in capital	$199,921,304
Undistributed net investment income	173,513
Accumulated net realized losses on investments	(71,181,653)
Net unrealized gains on investments	24,739,555

Total net assets	$153,652,719

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$908,375
Shares outstanding – Class A	38,609
Net asset value per share – Class A	$23.53
Maximum offering price per share – Class A2	$24.97
Net assets – Class C	$428,660
Shares outstanding – Class C	19,181
Net asset value per share – Class C	$22.35
Net assets – Administrator Class	$10,497,876
Shares outstanding – Administrator Class	439,285
Net asset value per share – Administrator Class	$23.90
Net assets – Institutional Class	$79,312,333
Shares outstanding – Institutional Class	3,278,060
Net asset value per share – Institutional Class	$24.19
Net assets – Investor Class	$62,505,475
Shares outstanding – Investor Class	2,682,803
Net asset value per share – Investor Class	$23.30

Investments in unaffiliated securities (including securities on loan), at cost	$119,334,698

Investments in affiliated securities, at cost	$16,660,669

Total investments, at cost	$135,995,367

Securities on loan, at value	$6,283,751

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Statements of operations

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends *	999,278	1,438,721
Securities lending income, net	13,375	21,843
Income from affiliated securities	2,316	7,093

Total investment income	1,014,969	1,467,657

Expenses
Advisory fee	493,617	707,604
Administration fees
Fund level	30,851	44,225
Class A	1,024	1,927
Class C	432	571
Administrator Class	4,497	9,699
Institutional Class	24,899	15,533
Investor Class	81,668	186,799
Shareholder servicing fees
Class A	984	1,853
Class C	415	550
Administrator Class	11,242	23,710
Investor Class	63,804	145,937
Distribution fees
Class C	1,246	1,649
Custody and accounting fees	7,855	12,761
Professional fees	33,575	40,729
Registration fees	62,266	61,081
Shareholder report expenses	21,205	35,570
Trustees’ fees and expenses	4,026	16,469
Other fees and expenses	5,959	6,725

Total expenses	849,565	1,313,392
Less: Fee waivers and/or expense reimbursements	(96,280)	(117,481)

Net expenses	753,285	1,195,911

Net investment income	261,684	271,746

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,201,803	15,318,277
Net change in unrealized gains (losses) on investments	5,627,885	10,493,223

Net realized and unrealized gains (losses) on investments	8,829,688	25,811,500

Net increase in net assets resulting from operations	$9,091,372	$26,083,246

* Net of foreign dividend withholding taxes in the amount of	$3,892	$2,352

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Intrinsic Small Cap Value Fund	17

	Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income (loss)		$261,684		$271,746		$(186,213)
Net realized gains on investments		3,201,803		15,318,277		6,704,703
Net change in unrealized gains (losses) on investments		5,627,885		10,493,223		6,428,200

Net increase in net assets resulting from operations		9,091,372		26,083,246		12,946,690

Distributions to shareholders from
Net investment income
Administrator Class		(2,091)		0		0
Institutional Class		(115,243)		0		0

Total distributions to shareholders		(117,334)		0		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	3,664	82,865	32,482	619,008	13,328	199,512
Class C	1,360	29,564	15,685	299,291	355	5,000
Administrator Class	22,226	511,210	309,532	5,936,505	56,016	844,905
Institutional Class	211,621	4,945,124	3,394,484	72,965,758	259,458	3,949,026
Investor Class	82,795	1,865,197	788,890	14,982,958	221,052	3,388,707

		7,433,960		94,803,520		8,387,150

Reinvestment of distributions
Administrator Class	36	802	0	0	0	0
Institutional Class	4,460	102,144	0	0	0	0

		102,946		0		0

Payment for shares redeemed
Class A	(8,673)	(191,642)	(11,243)	(231,447)	(4,395)	(65,907)
Class C	(1,957)	(41,683)	(1,737)	(33,644)	(2,446)	(37,063)
Administrator Class	(80,157)	(1,860,405)	(233,269)	(4,566,109)	(319,650)	(4,906,982)
Institutional Class	(95,359)	(2,220,641)	(2,692,015)	(45,602,942)	(728,732)	(11,279,038)
Investor Class	(192,968)	(4,346,409)	(966,481)	(18,948,279)	(976,289)	(14,554,201)

		(8,660,780)		(69,382,421)		(30,843,191)

Net increase (decrease) in net assets resulting from capital share transactions		(1,123,874)		25,421,099		(22,456,041)

Total increase (decrease) in net assets		7,850,164		51,504,345		(9,509,351)

Net assets
Beginning of period		145,802,555		94,298,210		103,807,561

End of period		$153,652,719		$145,802,555		$94,298,210

Undistributed (accumulated) net investment income (loss)		$173,513		$117,292		$(149,642)

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2014[1]	Year ended October 31
CLASS A		2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.16	$15.96	$14.06	$13.81	$11.52	$11.08
Net investment income (loss)	0.02	0.03	(0.06)[2]	(0.06)[2]	(0.06)	(0.02)[2]
Net realized and unrealized gains (losses) on investments	1.35	6.17	1.96	0.31	2.35	0.47

Total from investment operations	1.37	6.20	1.90	0.25	2.29	0.45
Distributions to shareholders from
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$23.53	$22.16	$15.96	$14.06	$13.81	$11.52
Total return[3]	6.33%	38.66%	13.51%	1.81%	19.88%	4.09%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.56%	1.48%	1.44%	1.54%	1.57%
Net expenses	1.44%	1.45%	1.45%	1.42%	1.45%	1.45%
Net investment income (loss)	0.19%	0.11%	(0.38)%	(0.41)%	(0.49)%	(0.17)%
Supplemental data
Portfolio turnover rate	22%	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$908	$967	$357	$189	$354	$290

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31 2014[1]	Year ended October 31
CLASS C		2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.12	$15.32	$13.60	$13.45	$11.31	$10.95
Net investment loss	(0.05)	(0.13)[2]	(0.16)[2]	(0.17)[2]	(0.18)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	1.28	5.93	1.88	0.32	2.32	0.45

Total from investment operations	1.23	5.80	1.72	0.15	2.14	0.36
Net asset value, end of period	$22.35	$21.12	$15.32	$13.60	$13.45	$11.31
Total return[3]	6.02%	37.60%	12.65%	1.12%	18.92%	3.29%
Ratios to average net assets (annualized)
Gross expenses	2.33%	2.30%	2.22%	2.19%	2.30%	2.31%
Net expenses	2.19%	2.20%	2.20%	2.17%	2.20%	2.20%
Net investment loss	(0.54)%	(0.66)%	(1.12)%	(1.19)%	(1.24)%	(0.90)%
Supplemental data
Portfolio turnover rate	22%	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$429	$418	$89	$108	$142	$132

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2014[1]	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.49	$16.16	$14.20	$13.91	$11.58	$11.10
Net investment income (loss)	0.04 [2]	0.09	(0.02)[2]	(0.05)[2]	(0.02)	0.02 [2]
Net realized and unrealized gains (losses) on investments	1.37	6.24	1.98	0.34	2.35	0.46

Total from investment operations	1.41	6.33	1.96	0.29	2.33	0.48
Distributions to shareholders from
Net investment income	(0.00)[3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$23.90	$22.49	$16.16	$14.20	$13.91	$11.58
Total return[4]	6.43%	38.99%	13.80%	2.08%	20.12%	4.32%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.40%	1.30%	1.22%	1.37%	1.38%
Net expenses	1.20%	1.20%	1.20%	1.19%	1.20%	1.20%
Net investment income (loss)	0.45%	0.52%	(0.12)%	(0.30)%	(0.23)%	0.18%
Supplemental data
Portfolio turnover rate	22%	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$10,498	$11,182	$6,801	$9,722	$5,774	$5,730

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31 2014[1]	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.78	$16.32	$14.32	$14.00	$11.63	$11.15
Net investment income (loss)	0.06 [2]	0.12 [2]	0.01 [2]	0.00 [2,3]	(0.00)[2,3]	0.04 [2]
Net realized and unrealized gains (losses) on investments	1.39	6.34	1.99	0.32	2.37	0.47

Total from investment operations	1.45	6.46	2.00	0.32	2.37	0.51
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.04)	0.00	0.00	0.00	0.00	(0.03)
Net asset value, end of period	$24.19	$22.78	$16.32	$14.32	$14.00	$11.63
Total return[4]	6.50%	39.40%	13.97%	2.29%	20.38%	4.61%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.10%	1.05%	1.01%	1.10%	1.11%
Net expenses	1.00%	1.00%	1.00%	0.98%	1.00%	1.00%
Net investment income (loss)	0.64%	0.58%	0.07%	0.02%	(0.03)%	0.36%
Supplemental data
Portfolio turnover rate	22%	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$79,312	$71,934	$40,073	$41,861	$72,200	$65,014

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2014[1]	Year ended October 31
INVESTOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.95	$15.81	$13.94	$13.70	$11.43	$10.99
Net investment income (loss)	0.01 [2]	0.04 [2]	(0.06)[2]	(0.07)[2]	(0.06)[2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	1.34	6.10	1.93	0.31	2.33	0.45

Total from investment operations	1.35	6.14	1.87	0.24	2.27	0.44
Net asset value, end of period	$23.30	$21.95	$15.81	$13.94	$13.70	$11.43
Total return[3]	6.30%	38.56%	13.49%	1.75%	19.86%	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.62%	1.54%	1.50%	1.63%	1.67%
Net expenses	1.48%	1.49%	1.49%	1.48%	1.49%	1.49%
Net investment income (loss)	0.16%	0.19%	(0.42)%	(0.48)%	(0.47)%	(0.12)%
Supplemental data
Portfolio turnover rate	22%	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$62,505	$61,302	$46,977	$51,927	$79,132	$180,060

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

24	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistribute net investment income	Accumulated net realized losses on investments
$(88,129)	$88,129

As of March 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $70,869,788 with $63,180,078 expiring in 2017 and $7,689,710 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$20,142,103	$0	$0	$20,142,103
Consumer staples	8,610,542	0	0	8,610,542
Energy	8,070,213	0	0	8,070,213
Financials	31,844,901	0	0	31,844,901
Health care	11,289,468	0	0	11,289,468
Industrials	34,590,794	0	0	34,590,794
Information technology	20,743,323	0	0	20,743,323
Materials	5,769,130	0	0	5,769,130
Telecommunication services	1,001,924	0	0	1,001,924
Utilities	2,011,855	0	0	2,011,855

Short-term investments
Investment companies	10,306,144	6,354,525	0	16,660,669
	$154,380,397	$6,354,525	$0	$160,734,922

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Fund increased. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.20% for Administrator Class shares, 1.00% for Institutional Class shares and 1.46% for Investor Class shares. Prior to March 1, 2014, the Fund’s expenses were capped at 1.45% for Class A shares, 2.20% for Class C shares, and 1.49% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the five months ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $157 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $30,417,757 and $30,878,001, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $121,675,328 and $63,043,505, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $72 and $174, respectively, in commitment fees.

For the five months ended March 31, 2014 and the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the five months ended March 31, 2014 was $117,334 of ordinary income. For the years ended October 31, 2013 and October 31, 2012, the Fund did not pay any distributions to shareholders.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	27

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$173,513	$24,427,690	$(70,869,788)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REDEMPTION IN-KIND

After the close of business on November 20, 2012, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $38,549,389 and cash in the amount of $1,451,872. The Fund recognized gains in the amount of $6,259,544, which are reflected on the Statements of Operations. The redemption in-kind by a shareholder of the Institutional Class represented 42% of the Fund and is reflected in the Statements of Changes in Net Assets.

28	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014 and each of the years in the five-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Small Cap Value Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the five months ended March 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $117,334 of income dividends paid during the five months ended March 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-, five- and ten-year periods under review and in range of the average performance of the Universe for the three year

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	33

period. The Board also noted that the performance of the Fund was in range of its benchmark, the Russell 2000® Value Index, for all periods under review except for the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the three-year period and the benchmark for the ten-year period. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that the Sub-Adviser assumed investment management responsibilities for the Fund in June 2010 and noted the Fund’s recent improved performance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes of shares.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates of the expense Groups for all classes of shares.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Intrinsic Small Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224295 05-14 A242/AR242 03-14

Wells Fargo Advantage

Small Cap Opportunities Fund

Annual Report

March 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Small Cap Opportunities Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	3

February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns (%) as of March 31, 2014

						Expense ratios[1] (%)
	Inception date	5 month*	1 year	5 year	10 year	Gross	Net[2]
Administrator Class (NVSOX)	8-1-1993	6.26	23.59	21.21	10.52	1.24	1.22
Russell 2000® Index[3]	–	7.24	24.90	24.31	8.53	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	7

Growth of $1,000,000 investment[4] as of March 31, 2014

1.	Reflects the expense ratio as stated in the most recent prospectus, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratio shown is subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000 Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

5.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Index, for the five-month period that ended March 31, 2014[5].

■	Over this period, trailing valuations (represented by the Russell 2000 Index) were at an all-time highs. This made it more difficult to find names where the business model, cash flow dynamics and price meet our purchase criteria. As a result, the cash position detracted from performance because equities outpaced cash returns. Also, our stock holdings in producer durables and health care lagged.

■	Stock selection was generally positive, led by holdings in information technology (IT), financial services, and materials/processing. PTC Incorporated, which provides software and services to industrial engineers, reported strong earnings and made an acquisition in the “Internet of Things” field as part of a future growth strategy.

Macroeconomic data continues on a positive path.

The economy continued on a slow growth path with several noteworthy bright spots: housing, energy, and manufacturing. With housing starts just above an annual rate of 900,000 at the end of this reporting period, we believe there is ample opportunity for starts to increase to their historical levels of between 1.5 and 2 million starts per year as the economy recovers. Housing has a multiplier effect, causing spending on household goods such as washing machines and dishwashers to increase. Further, housing had a greater effect on small-cap stocks than large-cap stocks. Bank of America Merrill Lynch research suggests that 15% of small-cap earnings are tied to housing-related industries compared with only 6% of large-cap earnings.

The energy and manufacturing sectors have been helped by an abundance of inexpensive natural gas, which is a competitive advantage for U.S. manufacturers because their energy costs are lower than they are for European and Asian competitors. We see non-U.S. companies building or announcing plans to build new plants in North America, partially for this reason.

Ten largest equity holdings[6] (%) as of March 31, 2014
Northwestern Corporation	1.68
Pinnacle Foods Incorporated	1.33
Berry Plastics Group Incorporated	1.29
Parexel International Corporation	1.29
HealthSouth Rehabilitation Corporation	1.28
Brown & Brown Incorporated	1.23
EnerSys	1.19
Carrizo Oil & Gas Incorporated	1.15
American Eagle Outfitters Incorporated	1.15
Hexcel Corporation	1.12

Cash hindered the Fund’s performance while stock selection helped.

The Fund’s underperformance during the period was due primarily to its cash exposure. The Fund held a cash position, which underperformed equities, because trailing valuations (represented by the Russell 2000 Index) were at all-time highs during the period and it was difficult to find names where the business model, cash flow dynamics and price meet our purchase criteria. Stock selection was positive, especially in IT, financial services, and materials. In financial services, real estate–related names that performed well included: HFF Incorporated (+45.9%); and Blackstone Mortgage Trust Incorporated (+21.3%). Selection within insurance (Reinsurance Group of America Incorporated, +12.8%) and banks (Eagle Bancorp Incorporated, +36.5%; First Horizon National Corporation, +16.9%) was positive. In materials, packaging company Berry Plastics Group Incorporated (+15.3%); chemical company Olin Corporation (+24.7%); and diversified metals and minerals company Minerals Technologies Incorporated (+14.2%) added to returns.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	9

Stock selection fell short in producer durables and health care. In the health care sector, our underweight in biotechnology detracted from results. Biotech stock prices surged, and Intercept Pharmaceuticals, a development-stage biopharmaceutical company that focuses on drugs to treat liver disease, was a leading beneficiary with a 508% return over the five-month period. The stock soared when the U.S. Food and Drug Administration halted phase II trials early because of the efficacy of the drug. We did not own the stock because it has had negative net income over the past four years as well as negative operating and free cash flow. The shortfall in producer durables was partly due to what the Fund did not own. For example, the Fund did not own select aerospace high fliers that generated particular strong returns.

Sector distribution[7] as of March 31, 2014

We have a positive outlook but are cautious about high valuations.

We have a positive outlook for the U.S. economy, particularly in the housing, manufacturing, and energy sectors. Our enthusiasm is tempered, however, by the very high valuations in small-cap stocks. While the price/earnings ratio on trailing earnings is at or near all-time highs, interest rates are low. Wall Street expects year-over-year earnings growth in small-cap stocks of 17% for 2014 compared with 8% year-over-year growth projections for large-cap stocks. This reflects the view that the U.S. is the leading developed market economy, with Europe and Japan further behind on the recovery path. With the slowdown in China (and many other emerging markets), this sets the backdrop for a year in which being U.S.-focused could have its rewards. Small-cap stocks get approximately 80% of their revenues from inside the U.S.; for large caps, the number is closer to 60%.

10	Wells Fargo Advantage Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Administrator Class
Actual	$1,000.00	$1,088.74	$6.25	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Opportunities Fund	11

Security name	Shares	Value

Common Stocks: 92.10%

Consumer Discretionary: 12.87%

Auto Components: 0.40%
Fox Factory Holding Corporation †	99,400	$1,878,661

Distributors: 0.29%
Core Mark Holding Company Incorporated	18,900	1,372,140

Diversified Consumer Services: 0.24%
Steiner Leisure Limited †	24,500	1,133,125

Hotels, Restaurants & Leisure: 4.67%
Bally Technologies Incorporated †	68,600	4,546,122
ClubCorp Holdings Incorporated	168,700	3,188,430
Domino’s Pizza Incorporated	29,000	2,232,130
Home Inns & Hotels Management ADR «†	58,800	1,898,652
Ignite Restaurant Group Incorporated «†	134,700	1,895,229
Red Robin Gourmet Burgers Incorporated †	58,900	4,221,952
Six Flags Entertainment Corporation	100,200	4,023,030

		22,005,545

Household Durables: 1.08%
Harman International Industries Incorporated	47,800	5,085,920

Leisure Products: 1.52%
Brunswick Corporation	75,200	3,405,808
Callaway Golf Company	367,400	3,754,828

		7,160,636

Media: 1.50%
AMC Entertainment Holdings Class A †	171,700	4,163,725
John Wiley & Sons Incorporated Class A	50,600	2,916,584

		7,080,309

Specialty Retail: 2.03%
American Eagle Outfitters Incorporated	441,400	5,402,736
Finish Line Incorporated Class A	154,500	4,185,405

		9,588,141

Textiles, Apparel & Luxury Goods: 1.14%
Jones Group Incorporated	154,100	2,306,877
Steven Madden Limited †	85,200	3,065,496

		5,372,373

Consumer Staples: 2.46%

Beverages: 0.47%
Cott Corporation	261,400	2,214,058

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Food Products: 1.99%
Dean Foods Company	200,950	$3,106,687
Pinnacle Foods Incorporated	210,300	6,279,558

		9,386,245

Energy: 4.15%

Energy Equipment & Services: 1.14%
Bristow Group Incorporated	30,100	2,273,152
Helix Energy Solutions Group Incorporated †	135,400	3,111,492

		5,384,644

Oil, Gas & Consumable Fuels: 3.01%
Carrizo Oil & Gas Incorporated †	101,200	5,410,152
Jones Energy Incorporated †	264,300	4,001,502
Laredo Petroleum Holdings Incorporated †	63,900	1,652,454
Stealthgas Incorporated †	114,400	1,300,728
Teekay Corporation	32,534	1,829,712

		14,194,548

Financials: 17.58%

Banks: 5.18%
Eagle Bancorp Incorporated †	45,900	1,656,990
First Citizens BancShares Incorporated	5,300	1,275,975
First Financial Holdings Incorporated	35,700	2,235,534
First Horizon National Corporation	277,500	3,424,350
FirstMerit Corporation	80,600	1,678,898
Heartland Financial USA Incorporated	53,600	1,446,664
Heritage Financial Corporation	82,400	1,394,208
Lakeland Financial Corporation	68,200	2,743,004
Old National Bancorp	296,672	4,423,380
PacWest Bancorp «	27,500	1,182,775
Simmons First National Corporation	79,100	2,948,057

		24,409,835

Capital Markets: 2.33%
FXCM Incorporated Class A	201,100	2,970,247
Golub Capital BDC Incorporated «	131,400	2,344,176
HFF Incorporated Class A	94,900	3,189,589
Stifel Financial Corporation †	49,931	2,484,567

		10,988,579

Diversified Financial Services: 0.55%
Compass Diversified Holdings	136,400	2,579,324

Insurance: 4.02%
Amerisafe Incorporated	33,800	1,484,158
Brown & Brown Incorporated	188,000	5,782,880
Markel Corporation †	6,861	4,089,842
ProAssurance Corporation	74,500	3,317,485

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Opportunities Fund	13

Security name	Shares	Value

Insurance (continued)
Reinsurance Group of America Incorporated	53,900	$4,292,057

		18,966,422

Real Estate Management & Development: 0.86%
Kennedy Wilson Holdings Incorporated	179,200	4,033,792

REITs: 4.24%
Blackstone Mortgage Trust Incorporated Class A	80,439	2,312,621
Equity Lifestyle Properties Incorporated	105,179	4,275,526
LaSalle Hotel Properties	65,583	2,053,404
Mid-America Apartment Communities Incorporated	74,403	5,079,493
Parkway Properties Incorporated	264,362	4,824,607
Redwood Trust Incorporated «	70,494	1,429,618

		19,975,269

Thrifts & Mortgage Finance: 0.40%
Ocwen Financial Corporation †	48,500	1,900,230

Health Care: 12.27%

Biotechnology: 0.98%
Cepheid Incorporated †	66,500	3,430,070
Lexicon Genetics Incorporated «†	680,100	1,176,573

		4,606,643

Health Care Equipment & Supplies: 3.62%
Cooper Companies Incorporated	16,300	2,238,968
Haemonetics Corporation †	46,400	1,512,176
Masimo Corporation †	51,300	1,401,003
Sirona Dental Systems Incorporated †	54,800	4,091,916
Spectranetics Corporation †	61,200	1,854,972
Trinity Biotech plc	42,600	1,032,198
Unilife Corporation «†	242,769	988,070
Volcano Corporation †	73,200	1,442,772
West Pharmaceutical Services Incorporated	57,300	2,524,065

		17,086,140

Health Care Providers & Services: 3.81%
Centene Corporation †	37,300	2,321,925
HealthSouth Rehabilitation Corporation	168,082	6,039,186
LifePoint Hospitals Incorporated †	82,300	4,489,465
Premier Incorporated Class A †	103,893	3,423,274
Surgical Care Affiliates Incorporated †	55,400	1,703,550

		17,977,400

Life Sciences Tools & Services: 2.47%
Fluidigm Corporation †	55,400	2,441,478
Nanostring Technologies Incorporated †	65,200	1,346,380
Parexel International Corporation †	112,300	6,074,307

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Life Sciences Tools & Services (continued)
TECHNE Corporation	20,600	$1,758,622

		11,620,787

Pharmaceuticals: 1.39%
Aerie Pharmaceuticals Incorporated †	84,100	1,782,079
Salix Pharmaceuticals Limited †	27,100	2,807,831
The Medicines Company †	69,400	1,972,348

		6,562,258

Industrials: 17.72%

Aerospace & Defense: 1.12%
Hexcel Corporation †	120,800	5,259,632

Airlines: 1.46%
Allegiant Travel Company	32,792	3,670,409
Spirit Airlines Incorporated †	53,700	3,189,780

		6,860,189

Building Products: 1.82%
Fortune Brands Home & Security Incorporated	56,400	2,373,312
Simpson Manufacturing Company Incorporated	109,400	3,865,102
Universal Forest Products Incorporated	42,000	2,324,280

		8,562,694

Commercial Services & Supplies: 3.81%
ABM Industries Incorporated	158,600	4,558,164
Herman Miller Incorporated	133,100	4,276,503
SP Plus Corporation †	74,761	1,963,971
US Ecology Incorporated	52,900	1,963,648
Waste Connections Incorporated	118,990	5,218,901

		17,981,187

Construction & Engineering: 1.10%
Dycom Industries Incorporated †	52,400	1,656,364
MYR Group Incorporated †	70,600	1,787,592
Primoris Services Corporation	57,276	1,717,134

		5,161,090

Electrical Equipment: 3.21%
Belden Incorporated	39,100	2,721,360
EnerSys	80,800	5,598,632
Powell Industries Incorporated	47,400	3,071,520
Regal Beloit Corporation	51,600	3,751,836

		15,143,348

Machinery: 0.90%
IDEX Corporation	58,173	4,240,230

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Opportunities Fund	15

Security name	Shares	Value

Professional Services: 0.79%
On Assignment Incorporated †	58,600	$2,261,374
Towers Watson & Company Class A	12,900	1,471,245

		3,732,619

Road & Rail: 1.22%
Genesee & Wyoming Incorporated Class A †	34,900	3,396,468
Roadrunner Transportation Systems Incorporated †	93,500	2,359,940

		5,756,408

Trading Companies & Distributors: 2.29%
Applied Industrial Technologies Incorporated	81,900	3,950,856
Beacon Roofing Supply Incorporated †	126,000	4,871,160
MRC Global Incorporated †	74,000	1,995,040

		10,817,056

Information Technology: 15.45%

Communications Equipment: 1.80%
Ciena Corporation †	89,000	2,023,860
Finisar Corporation †	143,300	3,798,883
JDS Uniphase Corporation †	187,900	2,630,600

		8,453,343

Electronic Equipment, Instruments & Components: 2.74%
Fabrinet †	97,800	2,031,306
Knowles Corporation †	39,800	1,256,486
MTS Systems Corporation	68,500	4,691,565
OSI Systems Incorporated †	34,800	2,083,128
Zebra Technologies Corporation Class A †	41,300	2,866,633

		12,929,118

Internet Software & Services: 0.32%
Chegg Incorporated «†	216,700	1,516,900

IT Services: 2.19%
CoreLogic Incorporated †	88,400	2,655,536
Epam Systems Incorporated †	35,700	1,174,530
Gartner Incorporated †	21,800	1,513,792
Sapient Corporation †	292,000	4,981,520

		10,325,378

Semiconductors & Semiconductor Equipment: 3.72%
Atmel Corporation †	561,600	4,694,976
Entegris Incorporated †	182,100	2,205,231
Fairchild Semiconductor International Incorporated †	209,600	2,890,384
Integrated Device Technology Incorporated †	165,700	2,026,511
MA-COM Technology Solutions Holdings Incorporated †	126,600	2,601,630

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems Incorporated †	26,400	$1,023,528
Nanometrics Incorporated †	115,000	2,066,550

		17,508,810

Software: 4.68%
Cadence Design Systems Incorporated †	309,000	4,801,860
Cinedigm Corporation †	569,600	1,458,176
Fortinet Incorporated †	123,000	2,709,690
NetScout Systems Incorporated †	89,100	3,348,378
PTC Incorporated †	144,000	5,101,920
Verint Systems Incorporated †	99,025	4,647,243

		22,067,267

Materials: 5.64%

Chemicals: 2.15%
Innophos Holdings Incorporated	21,800	1,236,060
Minerals Technologies Incorporated	73,100	4,719,336
Olin Corporation «	150,900	4,166,349

		10,121,745

Containers & Packaging: 2.04%
Berry Plastics Group Incorporated †	263,500	6,100,025
Packaging Corporation of America	49,900	3,511,463

		9,611,488

Metals & Mining: 1.45%
Compass Minerals International Incorporated	42,500	3,507,100
Horsehead Holding Corporation †	59,400	999,108
Pretium Resources Incorporated «†	148,516	855,452
Steel Dynamics Incorporated	83,500	1,485,465

		6,847,125

Telecommunication Services: 0.10%

Diversified Telecommunication Services: 0.10%
Lumos Networks Corporation	35,500	474,635

Utilities: 3.86%

Electric Utilities: 1.80%
IDACORP Incorporated	65,700	3,644,379
UNS Energy Corporation	80,200	4,814,406

		8,458,785

Multi-Utilities: 1.68%
Northwestern Corporation	167,181	7,929,395

Water Utilities: 0.38%
SJW Corporation	60,900	1,800,204

Total Common Stocks (Cost $323,970,383)		434,121,670

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Opportunities Fund	17

Security name	Yield	Shares	Value

Short-Term Investments: 10.21%

Investment Companies: 10.21%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	37,235,791	$37,235,791
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.09	10,882,525	10,882,525

Total Short-Term Investments (Cost $48,118,316)			48,118,316

Total investments in securities (Cost $372,088,699) *	102.31%	482,239,986
Other assets and liabilities, net	(2.31)	(10,909,640)

Total net assets	100.00%	$471,330,346

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $373,128,697 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$110,340,470
Gross unrealized depreciation	(1,229,181)

Net unrealized appreciation	$109,111,289

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of assets and liabilities—March 31, 2014

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$434,121,670
In affiliated securities, at value (see cost below)	48,118,316

Total investments, at value (see cost below)	482,239,986
Segregated cash	204,000
Receivable for investments sold	4,951,632
Receivable for Fund shares sold	363,298
Receivable for dividends	399,588
Receivable for daily variation margin on open futures contracts	94,000
Receivable for securities lending income	17,109
Prepaid expenses and other assets	2,650

Total assets	488,272,263

Liabilities
Payable for investments purchased	3,016,114
Payable for Fund shares redeemed	146,613
Payable upon receipt of securities loaned	10,882,525
Due to custodian bank	2,384,628
Advisory fee payable	295,042
Due to other related parties	60,385
Accrued expenses and other liabilities	156,610

Total liabilities	16,941,917

Total net assets	$471,330,346

NET ASSETS CONSIST OF
Paid-in capital	$279,451,009
Overdistributed net investment income	(24,248)
Accumulated net realized gains on investments	81,776,755
Net unrealized gains on investments	110,126,830

Total net assets	$471,330,346

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$471,330,346
Shares outstanding – Administrator Class	12,426,735
Net asset value per share – Administrator Class	$37.93

Investments in unaffiliated securities (including securities on loan), at cost	$323,970,383

Investments in affiliated securities, at cost	$48,118,316

Total investments, at cost	$372,088,699

Securities on loan, at value	$10,685,688

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of operations	Wells Fargo Advantage Small Cap Opportunities Fund	19

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends*	$2,778,252	$9,589,443
Securities lending income, net	81,675	201,010
Income from affiliated securities	15,779	59,520

Total investment income	2,875,706	9,849,973

Expenses
Advisory fee	1,756,387	5,196,790
Administration fees
Fund level	110,130	327,212
Administrator Class	220,260	654,425
Shareholder servicing fees
Administrator Class	545,514	1,635,757
Custody and accounting fees	19,221	44,532
Professional fees	32,407	26,609
Registration fees	20,445	18,301
Shareholder report expenses	8,038	22,871
Trustees’ fees and expenses	3,831	14,469
Other fees and expenses	20,929	14,803

Total expenses	2,737,162	7,955,769
Less: Fee waivers and/or expense reimbursements	(94,041)	(102,675)

Net expenses	2,643,121	7,853,094

Net investment income	232,585	1,996,879

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	84,683,805	111,033,637
Futures transactions	(2,460,731)	88,438

Net realized gains on investments	82,223,074	111,122,075

Net change in unrealized gains (losses) on:
Unaffiliated securities	(54,513,003)	74,192,106
Futures transactions	(24,493)	0

Net change in unrealized gains (losses) on investments	(54,537,496)	74,192,106

Net realized and unrealized gains (losses) on investments	27,685,578	185,314,181

Net increase in net assets resulting from operations	$27,918,163	$187,311,060

* Net of foreign dividend withholding taxes in the amount of	$5,852	$7,498

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Opportunities Fund	Statements of changes in net assets

	Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$232,585		$1,996,879		$856,204
Net realized gains on investments		82,223,074		111,122,075		46,905,106
Net change in unrealized gains (losses) on investments		(54,537,496)		74,192,106		14,456,955

Net increase in net assets resulting from operations		27,918,163		187,311,060		62,218,265

Distributions to shareholders from
Net investment income
Administrator Class		(340,685)		(1,493,441)		0
Net realized gains
Administrator Class		(107,195,250)		(44,504,059)		(24,479,270)

Total distributions to shareholders		(107,535,935)		(45,997,500)		(24,479,270)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Administrator Class	1,018,378	38,298,973	2,155,903	80,223,634	2,166,689	72,318,770
Reinvestment of distributions
Administrator Class	2,933,436	106,539,476	1,419,026	45,545,649	765,523	24,182,866
Payment for shares redeemed
Administrator Class	(8,157,085)	(299,561,650)	(5,080,384)	(186,255,523)	(5,000,111)	(166,116,470)

Net decrease in net assets resulting from capital share transactions		(154,723,201)		(60,486,240)		(69,614,834)

Total increase (decrease) in net assets		(234,340,973)		80,827,320		(31,875,839)

Net assets
Beginning of period		705,671,319		624,843,999		656,719,838

End of period		$471,330,346		$705,671,319		$624,843,999

Undistributed (overdistributed) net investment income		$(24,248)		$340,616		$(57,922)

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$42.43	$34.45	$32.50	$31.33	$25.88	$23.47
Net investment income (loss)	0.02	0.11	0.05	0.00 [2]	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	2.33	10.48	3.13	1.17	5.51	3.38

Total from investment operations	2.35	10.59	3.18	1.17	5.45	3.36
Distributions to shareholders from
Net investment income	(0.02)	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(6.83)	(2.53)	(1.23)	0.00	0.00	(0.93)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(6.85)	(2.61)	(1.23)	0.00	0.00	(0.95)
Net asset value, end of period	$37.93	$42.43	$34.45	$32.50	$31.33	$25.88
Total return[3]	6.26%	33.19%	10.12%	3.73%	21.06%	15.44%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.22%	1.22%	1.22%	1.25%	1.31%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.11%	0.31%	0.13%	0.00%	(0.20)%	(0.07)%
Supplemental data
Portfolio turnover rate	26%	76%	78%	100%	66%	68%
Net assets, end of period (000s omitted)	$471,330	$705,671	$624,844	$656,720	$707,958	$612,110

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassifications is due to certain distributions paid. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$316,820	$(256,764)	$(60,056)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	25

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$60,676,850	$0	$0	$60,676,850
Consumer staples	11,600,303	0	0	11,600,303
Energy	19,579,192	0	0	19,579,192
Financials	82,853,451	0	0	82,853,451
Health care	57,853,228	0	0	57,853,228
Industrials	83,514,453	0	0	83,514,453
Information technology	72,800,816	0	0	72,800,816
Materials	26,580,358	0	0	26,580,358
Telecommunication services	474,635	0	0	474,635
Utilities	18,188,384	0	0	18,188,384
Short-term investments
Investment companies	37,235,791	10,882,525	0	48,118,316
	$471,357,461	$10,882,525	$0	$482,239,986

As of March 31, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)		Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts	$(24,493	)*	$0	$0	$(24,493)

*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Fund increase. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% and 0.79%, respectively, of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.10% of the average daily net assets of Administrator Class.

26	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Administrator Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $127,269,099 and $363,583,846, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $458,927,705 and $502,289,729, respectively.

6. DERIVATIVE TRANSACTIONS

During the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

At March 31, 2014, the Fund had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at March 31, 2014	Unrealized losses
6-20-2014	UBS	40 Long	Russell 2000 Index	$4,682,000	$(24,493)

The Fund had an average notional amount of $16,832,426 in long futures contracts during the five months ended March 31, 2014. As of March 31, 2014, the Fund had segregated $204,000 as cash collateral for open futures contracts.

The Fund had an average notional amount of $213,390 in long futures contracts during the year ended October 31, 2013.

On March 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $24,493 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statements of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount
Futures - variation margin	UBS	$94,000	$0	$0	$94,000

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	27

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $345 and $1,361, respectively, in commitment fees.

For the five months ended March 31, 2014 and the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the five months ended March 31, 2014, the year ended October 31, 2013, and the year ended October 31, 2012 were as follows:

		Year ended October 31
	Five months ended March 31, 2014	2013	2012
Ordinary income	$25,931,653	$1,493,441	$0
Long-term capital gain	81,604,282	44,504,059	24,479,270

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$11,962,811	$70,805,200	$109,111,326

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Small Cap Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014 and each of the years in the five-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Opportunities Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 19.61% of ordinary income dividends qualify for the corporate dividends-received deduction for the five months ended March 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $81,604,282 was designated as long-term capital gain distributions for the five months ended March 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $5,391,368 of income dividends paid during the five months ended March 31, 2014 has been designated as qualified dividend income (QDI).

For the five months ended March 31, 2014, $25,778,781 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the ten-year period under review and lower than the average performance of the Universe for the one-, three- and five-year

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	33

periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 2000® Index, for the ten-year period under review and lower than the average performance of its benchmark for the one-, three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the one-, three- and five year periods. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. Funds Management advised the Board that the Fund’s performance was affected by elevated cash levels and unfavorable stock selection in the technology sector. The Board noted the Fund’s long-term risk adjusted results and was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained

34	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Small Cap Opportunities Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224296 05-14 A243/AR243 03-14

Wells Fargo Advantage Small Cap Value Fund

Annual Report

March 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Small Cap Value Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Value Fund	3

through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

I. Charles Rinaldi

Erik C. Astheimer

Michael Schneider, CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	5 month*	1 year	5 year	10 year	5 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	2.60	7.16	18.84	8.30	8.87	13.69	20.25	8.95	1.35	1.32
Class B (SMVBX)**	11-30-2000	3.53	7.91	19.16	8.37	8.53	12.91	19.36	8.37	2.10	2.07
Class C (SMVCX)	11-30-2000	7.53	11.87	19.35	8.14	8.53	12.87	19.35	8.14	2.10	2.07
Class R6 (SMVRX)	6-28-2013	–	–	–	–	9.07	14.20	20.77	9.32	0.87	0.87
Administrator Class (SMVDX)	7-30-2010	–	–	–	–	8.97	13.96	20.53	9.11	1.19	1.12
Institutional Class (WFSVX)	7-31-2007	–	–	–	–	9.05	14.16	20.76	9.31	0.92	0.92
Investor Class (SSMVX)	12-31-1997	–	–	–	–	8.85	13.67	20.24	9.00	1.41	1.33
Russell 2000® Value Index[4]	–	–	–	–	–	7.74	22.65	23.33	8.07	–	–

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	7

Growth of $10,000 investment[5] as of March 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.31% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the five-month period that ended March 31, 2014[6].

■	A rebound in shares of metals and mining companies in the materials sector contributed to the Fund’s outperformance. The Fund’s industrials and financials holdings also performed well.

■	Energy stocks, the portfolio’s largest overweight, underperformed during the period and partially offset strength from other sectors.

After a sustained period of gains in the equity market (measured by the Russell 2000 Value Index), the rally began to look tired by early 2014 as investors turned cautious about the implications of the U.S. Federal Reserve continuing to reduce (taper) its bond-buying program. Heightened geopolitical risks associated with Russia’s annexation of Crimea from Ukraine also fed investor caution. As market volatility increased, parts of the portfolio that lagged during the market rally experienced a reversal, which provided a boost to the Fund’s performance.

Ten largest equity holdings[7] (%) as of March 31, 2014
InterOil Corporation	9.17
Randgold Resources Limited ADR	7.07
Chimera Investment Corporation	4.19
Cray Incorporated	2.80
Delta Air Lines Incorporated	2.58
United Continental Holdings Incorporated	2.47
Newpark Resources Incorporated	2.28
Argo Group International Holdings Limited	2.15
Trilogy Energy Corporation	2.13
OSI Systems Incorporated	2.09

The portfolio’s mining stocks—which primarily consist of precious metals miners—were one of the key detractors in the previous period because the mining stocks declined while the rest of the market surged in 2013. During the current reporting period, however, mining equities rebounded sharply. This proved to be particularly helpful on days in which the market declined as gold miners generally tend to hold up well in such an environment. Despite the recent outperformance, we believe that the valuations of our mining stocks remain attractive. Our long-term view has not changed. Because precious metals mining stocks generally have lower correlations to other equity assets, they continue to serve an important role in diversifying the portfolio.

The Fund’s holdings in the industrials sector, headlined by airlines United Continental Holdings Incorporated and Delta Air Lines Incorporated, rose sharply during the period. Airlines are continuing to reduce capacity and costs as a result of the ongoing consolidation in the industry. They are also finding new revenue sources through ancillary services such as baggage fees, ticket-change fees, or seat upsells. The industry’s improved operating focus is drawing investors back to the stocks. Delta, in particular, has done a great job of reducing costs, improving cash flow, and deleveraging its balance sheet. United Continental can continue to drive significant cost savings by combining the best practices of the former United and Continental operations. We believe that both stocks remain reasonably priced.

Sector distribution[8] as of March 31, 2014

Financials, the largest sector in the index and a key sector in the Fund, also contributed to relative performance. Core position Chimera Investment Corporation rose 14% during the period. This nonagency mortgage real estate investment trust (REIT) had previously underperformed because it filed some of its corporate earnings reports with the Securities and Exchange Commission outside of the required period. These late filings occurred because of accounting changes at the company, a change that did not affect the stock’s book value or dividend. As Chimera resolved the problems, the stock’s performance improved. Mortgage REITs comprise approximately 10% of our current portfolio. We view them as good total return investments as most trade below tangible book value and have double-digit dividend yields.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	9

As noted earlier, energy shares underperformed during the period, with key holding InterOil Corporation declining 7%. The stock sold off in early December after the company announced a deal to sell a partial interest of a major gas field in Papua New Guinea to Total S.A. At the time, we argued that the market was mispricing the transaction. In late March, the transition with Total closed at an implied value that was considerably higher than where the stock was then trading. Equally as important, we believe the transaction validates InterOil’s new management team as it seeks to monetize the company’s significant assets. We believe the stock remains one of the most compelling investments in the portfolio.

We continue to follow our investment process, which has served us well over time.

As market conditions have become more volatile, our performance has improved. We believe we are well positioned to deal with more volatile market conditions given our emphasis on diversification. It is never easy to lag the market during sustained rallies, but we believe it is important to also keep an eye on risk. Given how far the market has rallied in the past several years, we think it is even more prudent to stick with our conviction and focus on individual company fundamentals. We will continue to focus on our bottom-up, long-term investment strategy, which has served us well over time.

Please see footnotes on page 7.

10	Wells Fargo Advantage Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,102.63	$6.81	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Class B
Actual	$1,000.00	$1,098.73	$10.73	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.71	$10.30	2.05%
Class C
Actual	$1,000.00	$1,098.67	$10.73	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.71	$10.30	2.05%
Class R6
Actual	$1,000.00	$1,105.56	$4.46	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Administrator Class
Actual	$1,000.00	$1,104.02	$5.77	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Class
Actual	$1,000.00	$1,105.13	$4.72	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Investor Class
Actual	$1,000.00	$1,102.47	$6.97	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 88.75%

Consumer Discretionary: 6.28%

Auto Components: 0.40%
Fox Factory Holding Corporation †	227,100	$4,292,190
Gentex Corporation #	245,600	7,743,768

		12,035,958

Diversified Consumer Services: 0.64%
Corinthian Colleges Incorporated †	8,681,900	11,981,022
Strayer Education Incorporated †	161,700	7,507,731

		19,488,753

Hotels, Restaurants & Leisure: 1.85%
Century Casinos Incorporated †	747,300	5,358,141
Denny’s Corporation †	2,823,900	18,157,677
Scientific Games Corporation Class A †	533,800	7,329,074
The Wendy’s Company	2,769,600	25,258,752

		56,103,644

Household Durables: 2.86%
Cavco Industries Incorporated †	742,600	58,256,970
Harman International Industries Incorporated #	58,200	6,192,480
KB Home Incorporated	480,200	8,158,598
Skyline Corporation †	337,500	2,041,875
Taylor Morrison Home Corporation Class A †	188,000	4,418,000
The New Home Company Incorporated †	544,400	7,752,256

		86,820,179

Media: 0.03%
Journal Communications Incorporated Class A †	82,000	726,520

Specialty Retail: 0.50%
Stage Stores Incorporated	281,100	6,872,895
Vitamin Shoppe Incorporated †	174,400	8,287,488

		15,160,383

Energy: 22.71%

Energy Equipment & Services: 9.16%
Ensco plc Class A	106,500	5,621,070
Helix Energy Solutions Group Incorporated †	1,240,700	28,511,286
Helmerich & Payne Incorporated	252,400	27,148,144
ION Geophysical Corporation †	5,654,000	23,803,340
Key Energy Services Incorporated †	2,466,900	22,794,156
Newpark Resources Incorporated †	6,037,900	69,133,955
Oceaneering International Incorporated	283,800	20,393,868
Parker Drilling Company †	2,576,200	18,265,258
PHI Incorporated (non-voting) †	542,100	23,982,504
PHI Incorporated (voting) †	45,400	1,905,892

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Energy Equipment & Services (continued)
Vantage Drilling Company †	3,225,900	$5,516,289
Willbros Group Incorporated †	2,435,500	30,736,010

		277,811,772

Oil, Gas & Consumable Fuels: 13.55%
Clean Energy Fuels Corporation †	480,800	4,298,352
InterOil Corporation †	4,293,600	278,053,536
Range Resources Corporation #	557,200	46,230,884
Stone Energy Corporation †	425,400	17,854,038
Trilogy Energy Corporation	2,641,900	64,620,874

		411,057,684

Financials: 17.49%

Banks: 4.15%
Ameris Bancorp †	264,300	6,158,190
Bancorp Incorporated †	1,107,200	20,826,432
BBCN Bancorp Incorporated	537,300	9,209,322
CenterState Banks Incorporated	1,126,100	12,297,012
City National Corporation	144,900	11,406,528
First Horizon National Corporation	1,533,700	18,925,858
First Niagara Financial Group Incorporated	2,069,000	19,552,050
IBERIABANK Corporation	176,500	12,381,475
National Bank Holdings Corporation Class A	261,500	5,248,305
Park Sterling Corporation	891,700	5,929,805
Wilshire Bancorp Incorporated	358,000	3,973,800

		125,908,777

Consumer Finance: 0.46%
Cash America International Incorporated #	364,700	14,121,184

Insurance: 3.14%
Argo Group International Holdings Limited **	1,420,300	65,191,770
Hilltop Holdings Incorporated †	385,100	9,161,529
Mercury General Corporation	153,300	6,910,764
OneBeacon Insurance Group Limited	899,500	13,906,270

		95,170,333

REITs: 9.59%
Anworth Mortgage Asset Corporation	1,132,300	5,616,208
Capstead Mortgage Corporation	1,527,300	19,335,618
Chimera Investment Corporation	41,560,000	127,173,600
GEO Group Incorporated	7,900	254,696
Hatteras Financial Corporation	370,700	6,987,695
Invesco Mortgage Capital Incorporated	2,280,500	37,559,835
MFA Mortgage Investments Incorporated	3,801,200	29,459,300
Redwood Trust Incorporated	1,681,100	34,092,708
Sun Communities Incorporated	572,200	25,800,498
UMH Properties Incorporated	461,100	4,509,558

		290,789,716

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Value Fund	13

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.15%
Northwest Bancshares Incorporated	314,500	$4,591,700

Health Care: 5.50%

Health Care Equipment & Supplies: 2.15%
Allied Healthcare Products Incorporated †	563,145	1,278,339
Hologic Incorporated †	541,600	11,644,400
OraSure Technologies Incorporated †	5,621,700	44,804,949
Thoratec Corporation †	202,000	7,233,620
Varian Medical Systems Incorporated †	2,300	193,177

		65,154,485

Health Care Providers & Services: 2.17%
Air Methods Corporation †#	64,500	3,446,235
Amedisys Incorporated †	608,200	9,056,098
Cross Country Healthcare Incorporated †	2,050,500	16,547,535
Gentiva Health Services Incorporated †	2,092,100	19,079,952
Healthways Incorporated †	1,023,700	17,546,218

		65,676,038

Health Care Technology: 0.50%
Allscripts Healthcare Solutions Incorporated †	780,800	14,077,824
Medidata Solutions Incorporated †	19,400	1,054,196

		15,132,020

Life Sciences Tools & Services: 0.16%
Parexel International Corporation †	90,200	4,878,918

Personal Products: 0.52%
Prestige Brands Holdings Incorporated †	582,800	15,881,300

Industrials: 11.57%

Airlines: 6.20%
American Airlines Group Incorporated †#	575,700	21,070,620
Delta Air Lines Incorporated #	2,257,000	78,205,050
Latam Airlines Group SP ADR	919,300	13,835,465
United Continental Holdings Incorporated †#	1,676,900	74,840,047

		187,951,182

Commercial Services & Supplies: 2.27%
ABM Industries Incorporated	1,208,200	34,723,668
ACCO Brands Corporation †	4,214,400	25,960,704
Healthcare Services Group Incorporated	279,500	8,122,270

		68,806,642

Construction & Engineering: 0.56%
Primoris Services Corporation	569,384	17,070,132

Electrical Equipment: 0.84%
GrafTech International Limited †	2,331,700	25,462,164

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Machinery: 0.26%
Actuant Corporation Class A	233,000	$7,956,950

Professional Services: 0.64%
Hill International Incorporated †	2,693,000	14,811,500
Kforce Incorporated	216,000	4,605,120

		19,416,620

Road & Rail: 0.37%
Covenant Transport Incorporated Class A †	1,113,700	11,248,370

Trading Companies & Distributors: 0.43%
Applied Industrial Technologies Incorporated	267,000	12,880,080

Information Technology: 9.56%

Communications Equipment: 0.98%
Brocade Communications Systems Incorporated †#	1,764,800	18,724,528
Harmonic Incorporated †	1,540,500	10,999,170

		29,723,698

Electronic Equipment, Instruments & Components: 4.77%
Checkpoint Systems Incorporated †	1,315,700	17,656,694
Cognex Corporation †	698,100	23,637,666
Coherent Incorporated †	611,200	39,941,920
OSI Systems Incorporated †	1,058,500	63,361,810

		144,598,090

Internet Software & Services: 0.39%
Gogo Incorporated †#	575,000	11,810,500

Semiconductors & Semiconductor Equipment: 0.35%
Kulicke & Soffa Industries Incorporated †	834,800	10,526,828

Technology Hardware, Storage & Peripherals: 3.07%
Cray Incorporated †#	2,279,300	85,063,476
Quantum Corporation †	6,425,800	7,839,476
Silicon Graphics International Corporation †	20,100	246,828

		93,149,780

Materials: 14.52%

Chemicals: 0.51%
Calgon Carbon Corporation †	465,600	10,164,048
Zep Incorporated	291,400	5,157,780

		15,321,828

Containers & Packaging: 0.30%
Intertape Polymer Group Incorporated	809,800	9,142,642

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Small Cap Value Fund	15

Security name			Shares	Value

Metals & Mining: 13.11%
Agnico-Eagle Mines Limited			618,400	$18,706,600
Carpenter Technology Corporation #			406,100	26,818,844
Dominion Diamond Corporation †			654,700	8,786,074
NovaGold Resources Incorporated †			2,378,100	8,584,941
Randgold Resources Limited ADR			2,860,200	214,515,000
Royal Gold Incorporated			569,900	35,687,138
Sandstorm Gold Limited †			2,400,810	13,372,512
Silver Standard Resources Incorporated †			1,883,500	18,703,155
Steel Dynamics Incorporated			1,787,200	31,794,288
United States Steel Corporation			425,500	11,748,055
Webco Industries Incorporated †(a)(i)			85,650	8,993,250

				397,709,857

Paper & Forest Products: 0.60%
Deltic Timber Corporation			89,668	5,849,044
Wausau Paper Corporation			965,400	12,289,542

				18,138,586

Telecommunication Services: 1.12%

Diversified Telecommunication Services: 1.12%
Cincinnati Bell Incorporated †			9,864,100	34,129,786

Total Common Stocks (Cost $1,708,824,992)				2,691,553,099

Investment Companies: 1.18%
KBW Regional Banking ETF				4,829,046
Market Vectors Gold Miners ETF				20,708,032
Market Vectors Junior Gold Miners ETF †				10,302,398

Total Investment Companies (Cost $42,706,283)				35,839,476

		Expiration date
Warrants: 0.01%

Materials: 0.01%

Metals & Mining: 0.01%
Sandstorm Gold Limited †(i)		10-19-2015	470,263	216,946

Total Warrants (Cost $0)				216,946

	Yield
Short-Term Investments: 9.42%

Investment Companies: 9.42%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		285,635,108	285,635,108

Total Short-Term Investments (Cost $285,635,108)				285,635,108

Total investments in securities
(Cost $2,037,166,383) *	99.36%	3,013,244,629
Other assets and liabilities, net	0.64	19,440,208

Total net assets	100.00%	$3,032,684,837

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—March 31, 2014

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,044,150,451 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,092,246,833
Gross unrealized depreciation	(123,152,655)

Net unrealized appreciation	$969,094,178

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2014	Wells Fargo Advantage Small Cap Value Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$2,662,417,751
In affiliated securities, at value (see cost below)	350,826,878

Total investments, at value (see cost below)	3,013,244,629
Foreign currency, at value (see cost below)	1,865,838
Receivable for investments sold	37,124,890
Receivable for Fund shares sold	6,270,052
Receivable for dividends	8,817,371
Prepaid expenses and other assets	25,039

Total assets	3,067,347,819

Liabilities
Payable for investments purchased	10,456,557
Payable for Fund shares redeemed	20,563,562
Written options, at value	310,220
Advisory fee payable	1,857,252
Distribution fees payable	68,312
Due to other related parties	607,546
Accrued expenses and other liabilities	799,533

Total liabilities	34,662,982

Total net assets	$3,032,684,837

NET ASSETS CONSIST OF
Paid-in capital	$1,800,786,911
Undistributed net investment income	10,146,282
Accumulated net realized gains on investments	245,349,545
Net unrealized gains on investments	976,402,099

Total net assets	$3,032,684,837

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$443,670,719
Shares outstanding – Class A	12,412,935
Net asset value per share – Class A	$35.74
Maximum offering price per share – Class A2	$37.92
Net assets – Class B	$530,866
Shares outstanding – Class B	16,659
Net asset value per share – Class B	$31.87
Net assets – Class C	$105,308,571
Shares outstanding – Class C	3,302,096
Net asset value per share – Class C	$31.89
Net assets – Class R6	$397,779
Share outstanding – Class R6	10,892
Net asset value per share – Class R6	$36.52
Net assets – Administrator Class	$711,869,135
Shares outstanding – Administrator Class	19,559,178
Net asset value per share – Administrator Class	$36.40
Net assets – Institutional Class	$984,880,697
Shares outstanding – Institutional Class	26,962,320
Net asset value per share – Institutional Class	$36.53
Net assets – Investor Class	$786,027,070
Shares outstanding – Investor Class	21,545,246
Net asset value per share – Investor Class	$36.48

Investments in unaffiliated securities, at cost	$1,708,830,211

Investments in affiliated securities, at cost	$328,336,172

Total investments, at cost	$2,037,166,383

Foreign currency, at cost	$1,983,346

Premiums received on written options	$751,558

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Value Fund	Statements of operations

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends*	$32,727,241	$67,982,819
Income from affiliated securities	550,164	3,812,912
Interest	804	0

Total investment income	33,278,209	71,795,731

Expenses
Advisory fee	9,780,593	26,823,566
Administration fees
Fund level	650,610	1,799,898
Class A	491,669	1,449,443
Class B	632	2,397
Class C	112,857	271,898
Class R6	12	2 [2]
Administrator Class	282,792	606,022
Institutional Class	339,077	937,650
Investor Class	1,157,715	3,707,921
Shareholder servicing fees
Class A	472,758	1,393,695
Class B	608	2,104
Class C	108,516	261,440
Administrator Class	698,754	1,497,186
Investor Class	898,497	2,871,661
Distribution fees
Class B	1,823	6,914
Class C	325,549	784,320
Custody and accounting fees	83,446	227,191
Professional fees	15,441	37,325
Registration fees	37,928	103,759
Shareholder report expenses	142,497	547,453
Trustees’ fees and expenses	3,882	14,345
Other fees and expenses	11,926	67,784

Total expenses	15,617,582	43,413,974
Less: Fee waivers and/or expense reimbursements	(541,354)	(1,380,912)

Net expenses	15,076,228	42,033,062

Net investment income	18,201,981	29,762,669

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	258,939,632	328,081,031
Affiliated securities	9,528,128	(27,396,533)
Written options	160,389	29,855

Net realized gains on investments	268,628,149	300,714,353

Net change in unrealized gains (losses) on:
Unaffiliated securities	216,536,417	14,376,170
Affiliated securities	(238,580,187)	181,980,094
Written options	445,939	(459,160)

Net change in unrealized gains (losses) on investments	(21,597,831)	195,897,104

Net realized and unrealized gains (losses) on investments	247,030,318	496,611,457

Net increase in net assets resulting from operations	$265,232,299	$526,374,126

* Net of foreign dividend withholding taxes in the amount of	$119,712	$379,540

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Small Cap Value Fund	19

		Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$18,201,981		$29,762,669		$26,142,518
Net realized gains on investments		268,628,149		300,714,353		139,148,632
Net change in unrealized gains (losses) on investments		(21,597,831)		195,897,104		252,824,374

Net increase in net assets resulting from operations		265,232,299		526,374,126		418,115,524

Distributions to shareholders from
Net investment income
Class A		(1,509,695)		(4,536,414)		(2,385,351)
Class C		0		(171,443)		0
Class R6		(212)		0 [2]		N/A
Administrator Class		(3,799,419)		(5,359,165)		(3,013,023)
Institutional Class		(7,342,486)		(13,128,793)		(9,038,092)
Investor Class		(2,145,115)		(8,580,979)		(4,239,216)
Net realized gains
Class A		(43,796,014)		(21,797,929)		(3,005,579)
Class B		(62,444)		(46,937)		(16,445)
Class C		(10,742,480)		(4,121,715)		(554,099)
Class R6		(2,501)		0 [2]		N/A
Administrator Class		(60,602,123)		(19,576,380)		(2,132,516)
Institutional Class		(94,384,653)		(41,054,563)		(5,234,087)
Investor Class		(82,220,872)		(44,728,095)		(7,077,075)

Total distributions to shareholders		(306,608,014)		(163,102,413)		(36,695,483)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	601,094	20,837,679	2,268,017	76,033,585	3,271,507	102,734,371
Class B	122	3,779	1,437	44,640	1,749	50,221
Class C	101,771	3,087,542	346,085	10,500,684	373,475	10,626,384
Class R6	12,934	466,848	742 [2]	25,000 [2]	N/A	N/A
Administrator Class	3,613,820	124,358,091	5,954,868	204,390,566	8,699,513	283,757,915
Institutional Class	1,943,947	69,997,238	6,194,930	215,795,560	7,555,736	241,434,555
Investor Class	811,524	28,539,103	3,866,218	131,620,775	4,765,054	152,159,048

		247,290,280		638,410,810		790,762,494

Reinvestment of distributions
Class A	1,333,514	43,742,944	761,279	23,762,380	169,315	4,974,950
Class B	1,942	56,766	1,521	42,714	538	14,784
Class C	320,308	9,369,017	133,666	3,766,646	17,425	480,227
Class R6	81	2,713	0 [2]	0 [2]	N/A	N/A
Administrator Class	351,743	11,763,208	117,215	3,725,339	36,716	1,086,412
Institutional Class	2,977,872	100,005,716	1,663,325	53,039,903	468,480	13,849,753
Investor Class	2,486,110	83,178,719	1,659,987	52,731,227	373,334	11,203,611

		248,119,083		137,068,209		31,609,737

Payment for shares redeemed
Class A	(2,808,964)	(95,768,784)	(8,105,798)	(275,974,386)	(5,262,977)	(164,249,938)
Class B	(5,169)	(159,543)	(27,240)	(830,263)	(104,525)	(2,945,559)
Class C	(338,817)	(10,437,208)	(703,964)	(21,547,819)	(663,883)	(18,779,465)
Class R6	(2,865)	(104,369)	0 [2]	0 [2]	N/A	N/A
Administrator Class	(2,436,742)	(85,982,579)	(4,295,088)	(149,146,809)	(5,441,330)	(173,762,351)
Institutional Class	(7,101,708)	(252,338,496)	(12,794,773)	(450,400,513)	(9,499,751)	(300,294,182)
Investor Class	(8,403,434)	(299,720,372)	(17,241,492)	(595,206,493)	(14,990,335)	(479,580,135)

		(744,511,351)		(1,493,106,283)		(1,139,611,630)

Net decrease in net assets resulting from capital share transactions		(249,101,988)		(717,627,264)		(317,239,399)

Total increase (decrease) in net assets		(290,477,703)		(354,355,551)		64,180,642

Net assets

Beginning of period		3,323,162,540		3,677,518,091		3,613,337,449

End of period		$3,032,684,837		$3,323,162,540		$3,677,518,091

Undistributed net investment income		$10,146,282		$14,745,936		$24,243,985

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.
2.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
CLASS A		2013	2012	2011	2010	2009
Net asset value, beginning of period	$36.33	$32.87	$29.56	$29.71	$23.32	$18.22
Net investment income	0.18	0.23	0.19	0.16	0.22 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	2.71	4.68	3.39	(0.11)	6.29	4.95

Total from investment operations	2.89	4.91	3.58	0.05	6.51	5.10
Distributions to shareholders from
Net investment income	(0.11)	(0.24)	(0.12)	(0.20)	(0.12)	0.00
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(3.48)	(1.45)	(0.27)	(0.20)	(0.12)	0.00
Net asset value, end of period	$35.74	$36.33	$32.87	$29.56	$29.71	$23.32
Total return[3]	8.87%	15.67%	12.22%	0.11%	28.01%	27.99%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.33%	1.34%	1.32%	1.38%	1.44%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.37%	1.44%
Net investment income	1.26%	0.72%	0.61%	0.50%	0.79%	0.79%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$443,671	$482,677	$603,622	$596,741	$645,371	$438,744

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
CLASS B		2013	2012	2011	2010		2009
Net asset value, beginning of period	$32.75	$29.74	$26.85	$27.02	$21.28		$16.75
Net investment income (loss)	0.06 [2]	0.01 [2]	(0.03)[2]	(0.16)[2]	0.00	2,[3]	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.43	4.21	3.07	(0.01)	5.74		4.52

Total from investment operations	2.49	4.22	3.04	(0.17)	5.74		4.53
Distributions to shareholders from
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00		0.00
Net asset value, end of period	$31.87	$32.75	$29.74	$26.85	$27.02		$21.28
Total return[4]	8.53%	14.86%	11.37%	(0.63)%	26.97%		27.04%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.06%	2.08%	2.06%	2.13%		2.19%
Net expenses	2.05%	2.03%	2.05%	2.04%	2.13%		2.19%
Net investment income (loss)	0.50%	0.02%	(0.12)%	(0.57)%	0.00%		0.03%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%		27%
Net assets, end of period (000s omitted)	$531	$647	$1,310	$3,928	$36,436		$46,175

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
CLASS C		2013	2012	2011	2010	2009
Net asset value, beginning of period	$32.77	$29.82	$26.92	$27.11	$21.34	$16.80
Net investment income (loss)	0.07 [2]	(0.02)[2]	(0.04)[2]	(0.07)[2]	0.01 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.42	4.23	3.09	(0.10)	5.76	4.53

Total from investment operations	2.49	4.21	3.05	(0.17)	5.77	4.54
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00	(0.02)	0.00	0.00
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(3.37)	(1.26)	(0.15)	(0.02)	0.00	0.00
Net asset value, end of period	$31.89	$32.77	$29.82	$26.92	$27.11	$21.34
Total return[3]	8.53%	14.80%	11.38%	(0.62)%	27.04%	27.02%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.08%	2.09%	2.07%	2.13%	2.19%
Net expenses	2.05%	2.05%	2.05%	2.05%	2.12%	2.19%
Net investment income (loss)	0.52%	(0.06)%	(0.14)%	(0.24)%	0.04%	0.03%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$105,309	$105,491	$102,663	$100,032	$97,675	$70,558

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.
2.	Calculated based upon average shares outstanding
3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31, 2013[2]
CLASS R6
Net asset value, beginning of period	$37.13	$33.69
Net investment income	0.35	0.07 [3]
Net realized and unrealized gains (losses) on investments	2.67	3.37

Total from investment operations	3.02	3.44
Distributions to shareholders from
Net investment income	(0.26)	0.00
Net realized gains	(3.37)	0.00

Total distributions to shareholders	(3.63)	0.00
Net asset value, end of period	$36.52	$37.13
Total return[4]	9.07%	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%
Net expenses	0.85%	0.85%
Net investment income	2.82%	0.60%
Supplemental data
Portfolio turnover rate	7%	18%
Net assets, end of period (000s omitted)	$398	$28

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[2]
Net asset value, beginning of period	$36.98	$33.45	$30.12	$30.32	$28.12
Net investment income	0.21	0.31	0.25 [3]	0.29 [3]	0.05 [3]
Net realized and unrealized gains (losses) on investments	2.77	4.75	3.44	(0.17)	2.15

Total from investment operations	2.98	5.06	3.69	0.12	2.20
Distributions to shareholders from
Net investment income	(0.19)	(0.32)	(0.21)	(0.32)	0.00
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(3.56)	(1.53)	(0.36)	(0.32)	0.00
Net asset value, end of period	$36.40	$36.98	$33.45	$30.12	$30.32
Total return[4]	8.97%	15.92%	12.42%	0.32%	7.82%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.17%	1.15%	1.28%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.48%	0.87%	0.80%	0.91%	0.79%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$711,869	$666,812	$543,683	$390,266	$8,841

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$37.12	$33.56	$30.21	$30.33	$23.80	$18.50
Net investment income	0.26	0.38 [2]	0.34	0.31	0.34 [2]	0.25 [2]
Net realized and unrealized gains (losses) on investments	2.76	4.76	3.42	(0.12)	6.42	5.05

Total from investment operations	3.02	5.14	3.76	0.19	6.76	5.30
Distributions to shareholders from
Net investment income	(0.24)	(0.37)	(0.26)	(0.31)	(0.23)	0.00
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(3.61)	(1.58)	(0.41)	(0.31)	(0.23)	0.00
Net asset value, end of period	$36.53	$37.12	$33.56	$30.21	$30.33	$23.80
Total return[3]	9.05%	16.15%	12.68%	0.52%	28.53%	28.65%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.90%	0.91%	0.89%	0.94%	1.00%
Net expenses	0.90%	0.90%	0.90%	0.89%	0.93%	0.95%
Net investment income	1.66%	1.08%	1.01%	0.97%	1.23%	1.24%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$984,881	$1,081,869	$1,143,730	$1,073,943	$1,279,201	$843,753

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
INVESTOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$36.98	$33.43	$30.04	$30.18	$23.70	$18.50
Net investment income	0.18 [2]	0.23 [2]	0.19 [2]	0.14 [2]	0.22 [2]	0.17 [2]
Net realized and unrealized gains (losses) on investments	2.77	4.75	3.44	(0.10)	6.39	5.03

Total from investment operations	2.95	4.98	3.63	0.04	6.61	5.20
Distributions to shareholders from
Net investment income	(0.08)	(0.22)	(0.09)	(0.18)	(0.13)	0.00
Net realized gains	(3.37)	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(3.45)	(1.43)	(0.24)	(0.18)	(0.13)	0.00
Net asset value, end of period	$36.48	$36.98	$33.43	$30.04	$30.18	$23.70
Total return[3]	8.85%	15.64%	12.18%	0.09%	27.99%	28.11%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.39%	1.40%	1.39%	1.47%	1.55%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.35%	1.36%
Net investment income	1.21%	0.68%	0.58%	0.45%	0.80%	0.88%
Supplemental data
Portfolio turnover rate	7%	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$786,027	$985,639	$1,282,510	$1,448,429	$1,968,601	$1,523,637

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

28	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	29

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and equalization payments. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$4,530,646	$(8,004,708)	$3,474,062

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$190,335,437	$0	$0	$190,335,437
Energy	688,869,456	0	0	688,869,456
Financials	530,581,710	0	0	530,581,710
Health care	166,722,761	0	0	166,722,761
Industrials	350,792,140	0	0	350,792,140
Information technology	289,808,896	0	0	289,808,896
Materials	431,319,663	8,993,250	0	440,312,913
Telecommunication services	34,129,786	0	0	34,129,786
Investment companies	35,839,476	0	0	35,839,476
Warrants	0	216,946	0	216,946
Short-term investments
Investment companies	285,635,108	0	0	285,635,108
	$3,004,034,433	$9,210,196	$0	$3,013,244,629
As of March 31, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Written options	$0	$(310,220)	$0	$(310,220)

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Fund increased. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	31

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee

Class A, Class B, and Class C	0.26%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, 0.90% for Institutional Class shares, and 1.31% for Investor Class shares. Prior to March 1, 2014, the Fund’s expenses were capped at 1.33% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the five months ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $2,936 from the sale of Class A shares and $52 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $201,739,726 and $931,851,092, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $606,427,721 and $1,196,174,801, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares.

For the five months ended March 31, 2014, the following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the report period or at the end of the period.

32	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Argo Group International Holdings Limited	1,853,300	0	433,000	1,420,300	$65,191,770	$507,780	$3,219,488
Cavco Industries Incorporated*	733,100	31,900	22,400	742,600	58,256,970	0	437,589
Cincinnati Bell Incorporated*	10,761,000	0	896,900	9,864,100	34,129,786	0	(1,449,640)
Corinthian Colleges Incorporated*	8,631,800	80,100	30,000	8,681,900	11,981,022	0	(29,701)
Covenant Transport Incorporated Class A*	1,412,100	0	298,400	1,113,700	11,248,370	0	(2,138,548)
Cray Incorporated*	2,617,000	88,900	426,600	2,279,300	85,063,476	0	9,542,239
Cross Country Healthcare Incorporated*	2,403,400	0	352,900	2,050,500	16,547,535	0	$(3,104,626)
Gentiva Health Services Incorporated*	2,445,300	0	353,200	2,092,100	19,079,952	0	(3,896,643)
Hill International Incorporated*	2,711,700	70,100	88,800	2,693,000	14,811,500	0	(208,631)
InterOil Corporation*	4,931,300	0	637,700	4,293,600	278,053,536	0	8,174,956
Newpark Resources Incorporated*	6,873,900	0	836,000	6,037,900	69,133,955	0	4,046,277
OraSure Technologies Incorporated*	6,872,700	0	1,251,000	5,621,700	44,804,949	0	(4,774,071)
OSI Systems Incorporated*	1,107,700	47,500	96,700	1,058,500	63,361,810	0	507,364
Webco Industries Incorporated*	90,150	0	4,500	85,650	8,993,250	0	(107,294)
Willbros Group Incorporated*	2,488,700	91,000	144,200	2,435,500	30,736,010	0	(690,631)
						$507,780	$9,528,128

*	No longer an affiliate of the Fund at the end of the period

For the year ended October 31, 2013, the following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the report period or at the end of the report period.

	Shares, beginning of period	Shares purchased		Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
ACCO Brands Corporation*	1,571,900	3,159,800		856,300	3,875,400	$22,671,090	$0	$(847,303)
Argo Group International Holdings Limited	2,115,700	217,850	**	480,250	1,853,300	77,801,514	1,222,133	234,584
Cavco Industries Incorporated	539,500	197,600		4,000	733,100	42,937,667	0	14,595
Cincinnati Bell incorporated	9,419,300	3,563,900		2,222,200	10,761,000	30,776,460	0	(1,956,806)
Corinthian Colleges Incorporated	5,019,300	3,622,500		10,000	8,631,800	18,472,052	0	(1,094)
Covenant Transport Incorporated Class A	1,412,300	8,900		9,100	1,412,100	9,221,013	0	(111,915)
Cray Incorporated	3,468,455	41,500		892,955	2,617,000	58,516,120	0	10,794,573
Crexus lnvestment Corporation*	4,085,800	0		4,085,800	0	0	2,099,456	5,870,820
Cross Country Healthcare Incorporated	2,581,900	4,900		183,400	2,403,400	14,276,196	0	(2,413,215)
dELiA*s Incorporated*	1,916,100	16,100		1,932,200	0	0	0	(440,451)
Gentiva Health Services Incorporated	2,421,800	150,600		127,100	2,445,300	27,998,685	0	(1,240,944)
Hill International Incorporated	2,775,200	71,500		135,000	2,711,700	9,328,248	0	(176,586)
lntermec Incorporated*	3,718,000	0		3,718,000	0	0	0	(26,253,336)
lnterOil Corporation	4,627,800	472,300		168,800	4,931,300	342,478,785	0	4,519,259
lntertape Polymer Group Incorporated*	1,243,315	0		234,215	1,009,100	14,592,191	83,961	2,132,357
MRV Communications Incorporated*	3,470,950	0		3,470,950	0	0	158,904	(2,224,370)
Newpark Resources Incorporated	7,309,456	9,400		444,956	6,873,900	87,642,225	0	1,700,085
OraSure Technoloies Incorporated	6,780,100	874,000		781,400	6,872,700	44,810,004	0	(2,838,697)
OSI Systems Incorporated	614,140	557,060		63,500	1,107,700	80,684,868	0	279,647
PHI Incorporated (voting)*	147,530	1,900		78,730	70,700	2,659,734	0	858,883
Skyline Corporation*	874,400	147,700		1,022,100	0	0	0	(15,265,170)
Webco Industries Incorporated	89,900	250		0	90,150	9,466,652	0	0
Willbros Group Incorporated	2,070,000	450,700		32,000	2,488,700	24,289,712	0	(31,449)
							$3,564,454	$(27,396,533)

*	No longer an affiliate of the Fund at the end of the period

**	Inclusive of stock dividend for 204,250 shares received on May 30, 2013

7. DERIVATIVE TRANSACTIONS

During the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund entered into written options for economic hedging purposes.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	33

During the five months ended March 31, 2014, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2013	200	$38,399
Options written	4,520	947,513
Options expired	(600)	(140,355)
Options closed	(600)	(74,599)
Options exercised	(200)	(19,400)
Options outstanding at March 31, 2014	3,320	$751,558

Open call options written at March 31, 2014 were as follow for the Fund:

Expiration date	Counterparty		Number of contracts	Strike price	Value
4-19-2014	Susquehanna Financial Group, LLLP	Harman International Industries Incorporated	100	$105	$(30,000)
5-17-2014	Susquehanna Financial Group, LLLP	Gogo Incorporated	300	40	(1,500)
5-17-2014	Susquehanna Financial Group, LLLP	Gogo Incorporated	500	41	(5,500)
6-21-2014	Susquehanna Financial Group, LLLP	American Airlines Group Incorporated	200	37	(47,000)
6-21-2014	Susquehanna Financial Group, LLLP	Cash America International incorporated	70	40	(15,120)
6-21-2014	Susquehanna Financial Group, LLLP	Delta Airlines Incorporated	200	37	(25,000)
6-21-2014	Susquehanna Financial Group, LLLP	Gentex Corporation	200	35	(9,000)
6-21-2014	Susquehanna Financial Group, LLLP	Range Resources Corporation	200	100	(7,000)
6-21-2014	Susquehanna Financial Group, LLLP	Range Resources Corporation	300	95	(25,200)
6-21-2014	Susquehanna Financial Group, LLLP	Range Resources Corporation	200	105	(5,000)
6-21-2014	Susquehanna Financial Group, LLLP	United Continental Holdings Incorporated	200	60	(4,600)
7-19-2014	Susquehanna Financial Group, LLLP	Air Methods Corporation	200	65	(14,000)
7-19-2014	Susquehanna Financial Group, LLLP	Brocade Communications Systems Incorporated	300	10	(27,300)
7-19-2014	Susquehanna Financial Group, LLLP	Cray Incorporated	150	40	(48,000)
9-20-2014	Susquehanna Financial Group, LLLP	Carpenter Technology Corporation	200	70	(46,000)

The Fund had an average of 1,880 and 2,044 written option contracts during the five months ended March 31, 2014 and the year October 31, 2013, respectively.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across

34	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount
Written options	Susquehanna Financial Group, LLLP	$310,220	$0	$(310,220)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $1,664 and $7,665, respectively, in commitment fees.

For the five months ended March 31, 2014 and the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the five months ended March 31, 2014, the year ended October 31, 2013 and the year ended October 31, 2012 were as follows:

	Five months ended March 31, 2014	Year ended October 31, 2013	Year ended October 31, 2012
Ordinary income	$14,796,927	$34,850,889	$18,675,682
Long-term capital gain	296,341,733	128,284,720	18,019,801

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$30,981,315	$243,149,386	$957,767,225

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Small Cap Value Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014 and each of the years or periods in the five-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Value Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles

Boston, Massachusetts

May 22, 2014

36	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 62.72% of ordinary income dividends qualify for the corporate dividends-received deduction for the five months ended March 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $296,341,733 was designated as long-term capital gain distributions for the five months ended March 31, 2014. Of this amount, $4,530,646 was distributed in connection with share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $11,490,731 of income dividends paid during the five months ended March 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	39

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Small Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for the one-, three- and five-year periods under review, and in range of the average performance of the Universe for the ten-year period. The

40	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2000® Value Index, for the one-, three- and five-year periods, and in range of the performance of its benchmark for the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the one-, three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. Funds Management advised the Board that the Fund’s performance was affected by underperformance in the consumer discretionary and materials sectors, and market and performance volatility. The Board noted the Fund’s long-term risk adjusted results and was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except Class A and Investor Class. However, the Board viewed favorably the agreed-upon reduction in the net operating expense ratio cap for all share classes, including Class A and Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	41

not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

42	Wells Fargo Advantage Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224297 05-14 A244/AR244 03-14

Wells Fargo Advantage

Small/Mid Cap Value Fund

Annual Report

March 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Small/Mid Cap Value Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	3

through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

I. Charles Rinaldi

Erik C. Astheimer

Michael Schneider, CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	5 month*	1 year	5 year	10 year	5 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (WFVAX)	7-31-2007	5.75	11.46	19.20	6.08	12.22	18.24	20.61	6.71	1.42	1.36
Class C (WFCVX)	7-31-2007	10.88	16.41	19.73	6.02	11.88	17.41	19.73	6.02	2.17	2.11
Administrator Class (WWMDX)	4-8-2005	–	–	–	–	12.34	18.54	20.93	6.99	1.26	1.16
Institutional Class (WWMSX)	8-31-2006	–	–	–	–	12.46	18.78	21.16	7.14	0.99	0.96
Investor Class (SMMVX)	3-28-2002	–	–	–	–	12.17	18.17	20.53	6.65	1.48	1.42
Russell 2500® Value Index[4]	–	–	–	–	–	8.21	21.76	24.81	9.01	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	7

Growth of $10,000 investment[5] as of March 31, 2014

1.	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.35% for Class A, 2.10% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class, and 1.41% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500 Value Index, for the five-month period that ended March 31, 2014[6].

■	Strong stock selection in the information technology (IT), industrials, consumer discretionary, and materials sectors paved the way for improved performance.

■	Energy stocks, the portfolio’s largest overweight, underperformed during the period and partially offset strength from other sectors.

After a sustained period of gains in the equity market (measured by the Russell 2500 Value Index), the rally began to look tired by early 2014 as investors turned cautious about the implications of the U.S. Federal Reserve continuing to reduce (taper) its bond-buying program. Heightened geopolitical risks associated with Russia’s annexation of Crimea from Ukraine also fed investor caution. As market volatility increased, parts of the portfolio that lagged during the market rally experienced a reversal, which provided a boost to the Fund’s performance.

Ten largest equity holdings[7] (%) as of March 31, 2014
InterOil Corporation	6.50
Randgold Resources Limited ADR	4.06
Chimera Investment Corporation	3.57
Century Casinos Incorporated	2.82
UMH Properties Incorporated	2.64
Cavco Industries Incorporated	2.47
Trilogy Energy Corporation	2.25
Sandstorm Gold Limited	2.08
Willbros Group Incorporated	2.04
Cray Incorporated	1.92

Information technology shares also performed well during the period. Shares of Cray Incorporated were up 66% as the company successfully expands into new market segments such as oil/gas, avionics, and financial services with its high-end computing solutions. Its transition into higher growth areas has been successful and well received by investors. The stock remains attractive despite the run-up as earnings continue to grow rapidly.

Within the industrials sector, Patrick Industries Incorporated was a standout performer with a gain of 42% during the period. The manufacturer of building products and materials for the RV and manufactured housing industries is seeing a strong recovery in its end markets—specifically the RV segment, which makes up over 70% of the company’s sales. The company has focused its efforts on improving operations, reducing debt, and making small tuck-in acquisitions that are accretive to earnings. The combination of these has led to strong earnings growth, which in turn powered the stock’s huge gains over the past two years.

The Fund’s consumer-related holdings delivered strong performance during the period, led by core holdings Century Casinos Incorporated and Cavco Industries Incorporated. Century Casinos has more cash on its balance sheet than debt, a rarity in the casino business. Through the purchase of a majority interest in Casinos Poland and a recently approved license to build a combined race track and casino in Calgary, Canada, the company should be able to substantially increase its earnings flow over the next several years. Cavco Industries, the second-largest provider of manufactured homes, rose 34% during the period as volume slowly recovers in the manufactured homes segment. With its strong balance sheet (an estimated $9 per share in cash), we believe that Cavco is well positioned to benefit from a sustained recovery in manufactured homes.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	9

Sector distribution[8] as of March 31, 2014

The portfolio’s mining stocks—which primarily consist of precious metals miners—were one of the key detractors in the previous period because the miners declined while the rest of the market surged in 2013. During the current reporting period, however, mining equities rebounded sharply. This proved to be particularly helpful on days in which the market declined as gold miners generally tend to hold up well in such an environment. Despite the recent outperformance, we believe that the valuations of our mining stocks remain attractive. Our long-term view has not changed. Because precious metals mining stocks generally have lower correlations to other equity assets, they continue to serve an important role in diversifying the portfolio.

As noted earlier, energy shares underperformed during the period, with key holding InterOil Corporation declining 7%. The stock price sold off in early December after the company announced a deal to sell a partial interest of a major gas field in Papua New Guinea to Total S.A. At the time, we argued that the market was mispricing the transaction. In late March, the transition with Total closed at an implied value that was considerably higher than where the stock was then trading. Equally as important, we believe the transaction validates InterOil’s new management team as it seeks to monetize the company’s significant assets. We believe the stock remains one of the most compelling investments in the portfolio.

We continue to follow our investment process, which has served us well over time.

As market conditions have become more volatile, our performance has improved. We believe we are well positioned to deal with more volatile market conditions given our emphasis on diversification. It is never easy to lag the market during sustained rallies, but we believe it is important to also keep an eye on risk. Given how far the market has rallied in the past several years, we think it is even more prudent to stick with our conviction and focus on individual company fundamentals. We will continue to focus on our bottom-up, long-term investment strategy, which has served us well over time.

Please see footnotes on page 7.

10	Wells Fargo Advantage Small/Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,146.83	$7.44	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.99	1.39%
Class C
Actual	$1,000.00	$1,142.03	$11.43	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.26	$10.75	2.14%
Administrator Class
Actual	$1,000.00	$1,147.68	$6.16	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,148.78	$5.09	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Investor Class
Actual	$1,000.00	$1,145.63	$7.76	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29	1.45%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014 (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 96.45%

Consumer Discretionary: 14.06%

Auto Components: 0.53%
Fox Factory Holding Corporation †	17,769	$335,834
Gentex Corporation	11,600	365,748

		701,582

Diversified Consumer Services: 0.53%
Corinthian Colleges Incorporated †	505,700	697,866

Hotels, Restaurants & Leisure: 3.30%
Century Casinos Incorporated †	520,300	3,730,551
Empire Resorts Incorporated †	89,400	631,164

		4,361,715

Household Durables: 4.63%
Cavco Industries Incorporated †	41,600	3,263,520
D.R. Horton Incorporated	21,300	461,145
Skyline Corporation †	318,000	1,923,900
Taylor Morrison Home Corporation Class A †	20,200	474,700

		6,123,265

Internet & Catalog Retail: 0.31%
dELiA*s Incorporated †	496,400	416,976

Leisure Products: 0.01%
Black Diamond Incorporated †	700	8,561

Media: 4.58%
Cinemark Holdings Incorporated	44,100	1,279,341
Entravision Communications Corporation Class A	171,700	1,150,390
Interpublic Group of Companies Incorporated	55,800	956,412
Journal Communications Incorporated Class A †	4,300	38,098
News Corporation Class A †	133,600	2,300,592
World Wrestling Entertainment Incorporated	11,700	337,896

		6,062,729

Specialty Retail: 0.17%
Stage Stores Incorporated	9,500	232,275

Consumer Staples: 0.22%

Household Products: 0.22%
WD-40 Company	3,700	287,009

Energy: 22.32%

Energy Equipment & Services: 7.18%
Cal Dive International Incorporated †	621,700	1,056,890
Helix Energy Solutions Group Incorporated †	65,450	1,504,041
Helmerich & Payne Incorporated	4,000	430,240

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2014 (unaudited)

Security name	Shares	Value

Energy Equipment & Services (continued)
Key Energy Services Incorporated †	134,400	$1,241,856
Newpark Resources Incorporated †	122,000	1,396,900
Parker Drilling Company †	165,100	1,170,559
Willbros Group Incorporated †	214,200	2,703,204

		9,503,690

Oil, Gas & Consumable Fuels: 15.14%
Bellatrix Exploration Limited †	40,000	338,308
Canadian Natural Resources Limited	57,700	2,213,949
Clean Energy Fuels Corporation †	48,500	433,590
Gulfport Energy Corporation †	14,300	1,017,874
InterOil Corporation †	132,900	8,606,604
Penn West Petroleum Limited	94,735	791,985
PostRock Energy Corporation †	473,000	595,980
Range Resources Corporation	14,500	1,203,065
Stone Energy Corporation †	21,500	902,355
Triangle Petroleum Corporation †	114,700	945,128
Trilogy Energy Corporation	121,800	2,979,228

		20,028,066

Financials: 19.17%

Banks: 6.06%
1st United Bancorp Incorporated	88,100	674,846
American River Bankshares †	82,600	762,398
Bancorp Incorporated †	45,100	848,331
BBCN Bancorp Incorporated	28,506	488,593
First Niagara Financial Group Incorporated	97,300	919,485
IBERIABANK Corporation	4,898	343,595
Midsouth Bancorp Incorporated	37,000	622,710
Pacific Premier Bancorp Incorporated †	99,000	1,597,860
Sierra Bancorp	96,100	1,529,912
Wilshire Bancorp Incorporated	21,200	235,320

		8,023,050

Capital Markets: 0.27%
Safeguard Scientifics Incorporated †	15,800	350,444

Consumer Finance: 0.48%
Cash America International Incorporated	16,500	638,880

Insurance: 2.09%
Argo Group International Holdings Limited	19,300	885,870
First Acceptance Corporation †	380,600	947,694
Health Insurance Innovations Incorporated Class A †	59,700	617,298
Hilltop Holdings Incorporated †	13,300	316,407

		2,767,269

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014 (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	13

Security name	Shares	Value

REITs: 10.03%
Capstead Mortgage Corporation	29,000	$367,140
Chimera Investment Corporation	1,544,000	4,724,637
Hatteras Financial Corporation	14,700	277,095
MFA Mortgage Investments Incorporated	105,300	816,075
Origen Financial Incorporated	754,190	1,003,073
Redwood Trust Incorporated	67,300	1,364,844
Sun Communities Incorporated	27,000	1,217,430
UMH Properties Incorporated	357,700	3,498,306

		13,268,600

Thrifts & Mortgage Finance: 0.24%
Northwest Bancshares Incorporated	21,900	319,740

Health Care: 4.83%

Biotechnology: 0.39%
Discovery Laboratories Incorporated †	239,900	515,785

Health Care Equipment & Supplies: 2.36%
Allied Healthcare Products Incorporated †	322,200	731,394
EnteroMedics Incorporated †	739,800	1,346,436
OraSure Technologies Incorporated †	79,590	634,332
Stryker Corporation	5,090	414,682

		3,126,844

Health Care Providers & Services: 0.75%
Cross Country Healthcare Incorporated †	122,400	987,768

Health Care Technology: 1.33%
Allscripts Healthcare Solutions Incorporated †	30,300	546,309
Merge Healthcare Incorporated †	370,400	903,776
Omnicell Incorporated †	10,800	309,096

		1,759,181

Industrials: 14.16%

Aerospace & Defense: 0.94%
Orbital Sciences Corporation †	44,800	1,249,920

Airlines: 2.98%
American Airlines Group Incorporated †	26,800	980,880
JetBlue Airways Corporation †	181,300	1,575,497
LATAM Airlines Group SP ADR	91,792	1,381,470

		3,937,847

Building Products: 0.49%
Patrick Industries Incorporated †	14,550	645,002

Commercial Services & Supplies: 2.67%
ABM Industries Incorporated	41,300	1,186,962
ACCO Brands Corporation †	232,300	1,430,968

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2014 (unaudited)

Security name	Shares	Value

Commercial Services & Supplies (continued)
Cintas Corporation	8,900	$530,529
Healthcare Services Group Incorporated	13,300	386,498

		3,534,957

Construction & Engineering: 2.29%
Integrated Electrical Services Incorporated †	271,000	1,682,910
Primoris Services Corporation	8,672	259,987
Sterling Construction Company Incorporated †	125,500	1,088,085

		3,030,982

Electrical Equipment: 0.66%
GrafTech International Limited †	80,400	877,968

Machinery: 2.57%
Actuant Corporation Class A	36,500	1,246,475
Kennametal Incorporated	34,500	1,528,350
Xylem Incorporated	17,055	621,143

		3,395,968

Professional Services: 1.25%
Hill International Incorporated †	301,500	1,658,250

Trading Companies & Distributors: 0.31%
Applied Industrial Technologies Incorporated	8,500	410,040

Information Technology: 6.17%

Communications Equipment: 2.78%
Applied Optoelectronics Incorporated †	36,700	905,389
Brocade Communications Systems Incorporated †	45,400	481,694
Sandvine Corporation †	823,000	2,292,878

		3,679,961

Electronic Equipment, Instruments & Components: 0.29%
GSI Group Incorporated †	29,650	387,229

IT Services: 0.62%
Western Union Company	50,000	818,000

Semiconductors & Semiconductor Equipment: 0.56%
FormFactor Incorporated †	116,500	744,435

Technology Hardware, Storage & Peripherals: 1.92%
Cray Incorporated †	68,000	2,537,760

Materials: 14.51%

Containers & Packaging: 0.19%
Intertape Polymer Group Incorporated	21,900	247,251

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014 (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	15

Security name		Shares	Value

Metals & Mining: 14.32%
Agnico-Eagle Mines Limited		27,500	$831,875
Endeavour Mining Corporation †		1,638,273	1,170,724
Goldcorp Incorporated - U.S. Exchange		34,900	854,352
Goldgroup Mining Incorporated †		573,600	121,932
Goldgroup Mining Incorporated - Legend Shares †(i)		1,041,000	249,539
Lucara Diamond Corporation †		1,013,100	1,641,222
McEwen Mining Incorporated †		455,100	1,078,587
Newmont Mining Corporation		18,800	440,672
NovaGold Resources Incorporated †		89,300	322,373
Randgold Resources Limited ADR		71,700	5,377,500
Rockwell Diamonds Incorporated †(a)		696,200	195,564
Rockwell Diamonds Incorporated - Legend Shares †(i)		1,172,000	349,851
Royal Gold Incorporated		24,200	1,515,404
Sandstorm Gold Limited †		492,943	2,745,693
Sandstorm Metals & Energy Limited †		314,153	298,381
Silver Wheaton Corporation		52,000	1,180,400
United States Steel Corporation		20,800	574,288

			18,948,357

Telecommunication Services: 1.01%

Diversified Telecommunication Services: 1.01%
Cincinnati Bell Incorporated †		385,900	1,335,214

Total Common Stocks (Cost $82,411,819)			127,620,436

Investment Companies: 0.92%
Market Vectors Junior Gold Miners ETF †			1,215,883

Total Investment Companies (Cost $2,140,260)			1,215,883

	Expiration date

Warrants: 0.70%

Health Care: 0.35%

Health Care Equipment & Supplies: 0.35%
EnteroMedics Incorporated †(a)(i)	5-14-2016	270,908	402,147
EnteroMedics Incorporated †(a)(i)	9-28-2016	13,680	21,869
EnteroMedics Incorporated †(a)(i)	2-27-2018	48,280	33,930

			457,946

Materials: 0.35%

Metals & Mining: 0.35%
Sandstorm Gold Limited †(i)	2-27-2018	904,067	466,140

Total Warrants (Cost $15,993)			924,086

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2014 (unaudited)

Security name	Yield	Shares	Value

Short-Term Investments: 1.52%

Investment Companies: 1.52%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	2,011,933	$2,011,933

Total Short-Term Investments (Cost $2,011,933)			2,011,933

Total investments in securities
(Cost $86,580,005) *	99.59%	131,772,338
Other assets and liabilities, net	0.41	544,834

Total net assets	100.00%	$132,317,172

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $91,507,815 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$52,531,546
Gross unrealized depreciation	(12,267,023)

Net unrealized appreciation	$40,264,523

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2014	Wells Fargo Advantage Small/Mid Cap Value Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$129,760,405
In affiliated securities, at value (see cost below)	2,011,933

Total investments, at value (see cost below)	131,772,338
Foreign currency, at value (see cost below)	217
Receivable for investments sold	1,800,301
Receivable for Fund shares sold	419,161
Receivable for dividends	271,778
Prepaid expenses and other assets	2,035

Total assets	134,265,830

Liabilities
Payable for investments purchased	1,662,915
Payable for Fund shares redeemed	97,254
Advisory fee payable	53,167
Distribution fees payable	6,367
Due to other related parties	32,971
Accrued expenses and other liabilities	95,984

Total liabilities	1,948,658

Total net assets	$132,317,172

NET ASSETS CONSIST OF
Paid-in capital	$79,093,975
Overdistributed net investment income	(77,891)
Accumulated net realized gains on investments	8,108,757
Net unrealized gains on investments	45,192,331

Total net assets	$132,317,172

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$20,598,568
Shares outstanding – Class A	1,105,768
Net asset value per share – Class A	$18.63
Maximum offering price per share – Class A2	$19.77
Net assets – Class C	$9,999,183
Shares outstanding – Class C	553,406
Net asset value per share – Class C	$18.07
Net assets – Administrator Class	$23,445,200
Shares outstanding – Administrator Class	1,233,782
Net asset value per share – Administrator Class	$19.00
Net assets – Institutional Class	$14,841,812
Shares outstanding – Institutional Class	777,891
Net asset value per share – Institutional Class	$19.08
Net assets – Investor Class	$63,432,409
Shares outstanding – Investor Class	3,393,229
Net asset value per share – Investor Class	$18.69

Investments in unaffiliated securities, at cost	$84,568,072

Investments in affiliated securities, at cost	$2,011,933

Total investments, at cost	$86,580,005

Foreign currency, at cost	$213

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Value Fund	Statements of operations

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends*	$1,449,268	$4,100,725
Income from affiliated securities	584	2,581

Total investment income	1,449,852	4,103,306

Expenses
Advisory fee	419,091	1,490,494
Administration fees
Fund level	27,939	99,366
Class A	21,012	58,077
Class C	10,151	24,874
Administrator Class	10,228	59,420
Institutional Class	7,527	35,945
Investor Class	77,620	199,925
Shareholder servicing fees
Class A	20,204	55,843
Class C	9,760	23,917
Administrator Class	22,780	140,379
Investor Class	60,641	155,939
Distribution fees
Class C	29,281	71,751
Custody and accounting fees	9,902	25,593
Professional fees	33,192	45,268
Registration fees	62,956	74,970
Shareholder report expenses	26,861	41,271
Trustees’ fees and expenses	3,768	13,038
Interest expense	0	851
Other fees and expenses	8,204	6,192

Total expenses	861,117	2,623,113
Less: Fee waivers and/or expense reimbursements	(106,618)	(81,588)

Net expenses	754,499	2,541,525

Net investment income	695,353	1,561,781

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,263,056	16,439,409
Affiliated securities	0	(371,286)

Net realized gains on investments	14,263,056	16,068,123

Net change in unrealized gains (losses) on:
Unaffiliated securities	506,594	(1,072,349)
Affiliated securities	(38,663)	215,654

Net change in unrealized gains (losses) on investments	467,931	(856,695)

Net realized and unrealized gains (losses) on investments	14,730,987	15,211,428

Net increase in net assets resulting from operations	$15,426,340	$16,773,209

* Net of foreign dividend withholding taxes in the amount of	$13,290	$36,079

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Small/Mid Cap Value Fund	19

	Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$695,353		$1,561,781		$985,214
Net realized gains on investments		14,263,056		16,068,123		13,474,636
Net change in unrealized gains (losses) on investments		467,931		(856,695)		9,336,762

Net increase in net assets resulting from operations		15,426,340		16,773,209		23,796,612

Distributions to shareholders from
Net investment income
Class A		0		(56,717)		(126,295)
Administrator Class		0		(348,871)		(547,916)
Institutional Class		(39,045)		(341,385)		(281,177)
Investor Class		0		(118,474)		(266,567)
Net realized gains
Class A		(1,137,403)		0		0
Class C		(558,614)		0		0
Administrator Class		(1,405,284)		0		0
Institutional Class		(1,503,812)		0		0
Investor Class		(3,359,903)		0		0

Total distributions to shareholders		(8,004,061)		(865,447)		(1,221,955)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	78,895	1,426,324	165,268	2,670,801	179,302	2,730,973
Class C	32,724	555,678	25,320	393,121	74,001	1,098,745
Administrator Class	130,377	2,382,443	231,414	3,811,984	994,230	15,338,130
Institutional Class	81,213	1,482,194	500,832	8,390,532	1,510,723	23,919,067
Investor Class	320,885	5,817,381	256,603	4,200,775	447,236	7,022,404

		11,664,020		19,467,213		50,109,319

Reinvestment of distributions
Class A	68,382	1,125,557	3,589	56,210	9,119	124,748
Class C	17,528	280,448	0	0	0	0
Administrator Class	71,418	1,198,402	18,851	299,730	34,536	479,706
Institutional Class	70,094	1,181,411	15,067	240,314	9,441	131,603
Investor Class	201,849	3,334,617	7,332	115,265	18,909	259,615

		7,120,435		711,519		995,672

Payment for shares redeemed
Class A	(154,882)	(2,713,866)	(639,750)	(10,474,973)	(974,938)	(14,704,216)
Class C	(39,964)	(683,596)	(161,773)	(2,575,500)	(244,095)	(3,609,215)
Administrator Class	(310,378)	(5,731,909)	(3,091,439)	(53,413,442)	(1,992,730)	(31,214,045)
Institutional Class	(1,459,755)	(26,478,454)	(1,315,581)	(22,432,272)	(629,935)	(9,957,101)
Investor Class	(381,503)	(6,710,559)	(1,519,804)	(24,868,259)	(1,350,765)	(20,581,962)

		(42,318,384)		(113,764,446)		(80,066,539)

Net decrease in net assets resulting from capital share transactions		(23,533,929)		(93,585,714)		(28,961,548)

Total decrease in net assets		(16,111,650)		(77,677,952)		(6,386,891)

Net assets
Beginning of period		148,428,822		226,106,774		232,493,665

End of period		$132,317,172		$148,428,822		$226,106,774

Undistributed (overdistributed) net investment income		$(77,891)		$41,791		$(128,518)

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
CLASS A		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.66	$16.17	$14.61	$14.33	$11.78	$8.78
Net investment income	0.09 [2]	0.11 [2]	0.07	0.06	0.08	0.11 [2]
Net realized and unrealized gains (losses) on investments	1.93	1.42	1.55	0.35	2.56	2.89

Total from investment operations	2.02	1.53	1.62	0.41	2.64	3.00
Distributions to shareholders from
Net investment income	0.00	(0.04)	(0.06)	(0.13)	(0.09)	0.00
Net realized gains	(1.05)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.05)	(0.04)	(0.06)	(0.13)	(0.09)	0.00
Net asset value, end of period	$18.63	$17.66	$16.17	$14.61	$14.33	$11.78
Total return[3]	12.22%	9.47%	11.13%	2.76%	22.63%	34.17%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.41%	1.41%	1.40%	1.47%	1.57%
Net expenses	1.39%	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	1.20%	0.68%	0.37%	0.37%	0.77%	1.12%
Supplemental data
Portfolio turnover rate	24%	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$20,599	$19,659	$25,612	$34,642	$41,491	$27,370

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
CLASS C		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.21	$15.84	$14.36	$14.10	$11.62	$8.72
Net investment income (loss)	0.03 [2]	(0.01)[2]	(0.08)	(0.06)	0.00 [3]	0.04 [2]
Net realized and unrealized gains (losses) on investments	1.88	1.38	1.56	0.35	2.51	2.86

Total from investment operations	1.91	1.37	1.48	0.29	2.51	2.90
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.03)	(0.03)	0.00
Net realized gains	(1.05)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.05)	0.00	0.00	(0.03)	(0.03)	0.00
Net asset value, end of period	$18.07	$17.21	$15.84	$14.36	$14.10	$11.62
Total return[4]	11.88%	8.65%	10.31%	2.05%	21.62%	33.26%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.17%	2.16%	2.15%	2.22%	2.26%
Net expenses	2.14%	2.15%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	0.46%	(0.07)%	(0.40)%	(0.38)%	0.00%	0.40%
Supplemental data
Portfolio turnover rate	24%	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$9,999	$9,347	$10,763	$12,204	$12,379	$9,052

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.97	$16.46	$14.89	$14.60	$11.99	$8.92
Net investment income	0.11 [2]	0.15 [2]	0.10	0.09	0.13	0.13 [2]
Net realized and unrealized gains (losses) on investments	1.97	1.44	1.58	0.36	2.59	2.94

Total from investment operations	2.08	1.59	1.68	0.45	2.72	3.07
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.11)	(0.16)	(0.11)	0.00
Net realized gains	(1.05)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.05)	(0.08)	(0.11)	(0.16)	(0.11)	0.00
Net asset value, end of period	$19.00	$17.97	$16.46	$14.89	$14.60	$11.99
Total return[3]	12.34%	9.75%	11.33%	3.13%	22.82%	34.42%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.24%	1.24%	1.24%	1.29%	1.39%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.44%	0.91%	0.59%	0.61%	1.00%	1.34%
Supplemental data
Portfolio turnover rate	24%	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$23,445	$24,127	$68,857	$76,668	$71,246	$55,463

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.06	$16.54	$14.97	$14.67	$12.04	$8.93
Net investment income	0.12 [2]	0.18 [2]	0.11	0.11	0.17 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	1.98	1.46	1.60	0.38	2.59	2.96

Total from investment operations	2.10	1.64	1.71	0.49	2.76	3.11
Distributions to shareholders from
Net investment income	(0.03)	(0.12)	(0.14)	(0.19)	(0.13)	0.00
Net realized gains	(1.05)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.08)	(0.12)	(0.14)	(0.19)	(0.13)	0.00
Net asset value, end of period	$19.08	$18.06	$16.54	$14.97	$14.67	$12.04
Total return[3]	12.46%	9.94%	11.61%	3.28%	23.08%	34.83%
Ratios to average net assets (annualized)
Gross expenses	1.12%	0.99%	0.98%	0.97%	1.02%	1.12%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.65%	1.10%	0.74%	0.79%	1.22%	1.58%
Supplemental data
Portfolio turnover rate	24%	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$14,842	$37,671	$47,737	$29,881	$19,005	$9,895

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31
INVESTOR CLASS		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.72	$16.22	$14.67	$14.38	$11.81	$8.81
Net investment income	0.08 [2]	0.10 [2]	0.03	0.05 [2]	0.09	0.10 [2]
Net realized and unrealized gains (losses) on investments	1.94	1.43	1.57	0.35	2.56	2.90

Total from investment operations	2.02	1.53	1.60	0.40	2.65	3.00
Distributions to shareholders from
Net investment income	0.00	(0.03)	(0.05)	(0.11)	(0.08)	0.00
Net realized gains	(1.05)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.05)	(0.03)	(0.05)	(0.11)	(0.08)	0.00
Net asset value, end of period	$18.69	$17.72	$16.22	$14.67	$14.38	$11.81
Total return[3]	12.17%	9.44%	10.97%	2.73%	22.49%	34.05%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.47%	1.47%	1.47%	1.56%	1.67%
Net expenses	1.45%	1.46%	1.47%	1.47%	1.48%	1.49%
Net investment income	1.15%	0.62%	0.27%	0.30%	0.67%	1.02%
Supplemental data
Portfolio turnover rate	24%	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$63,432	$57,625	$73,138	$79,099	$99,424	$94,728

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC option are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	27

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, equalization payments, and passive foreign investment companies. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$850,000	$(775,990)	$(74,010)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$18,604,969	$0	$0	$18,604,969
Consumer staples	287,009	0	0	287,009
Energy	29,531,756	0	0	29,531,756
Financials	25,367,983	0	0	25,367,983
Health care	6,389,578	0	0	6,389,578
Industrials	18,740,934	0	0	18,740,934
Information technology	5,874,507	2,292,878	0	8,167,385
Materials	19,000,044	195,564	0	19,195,608
Telecommunication services	1,335,214	0	0	1,335,214
Investment companies	1,215,883	0	0	1,215,883
Warrants
Health care	0	457,946	0	457,946
Materials	0	466,140	0	466,140

Short-term investments
Investment companies	2,011,933	0	0	2,011,933
	$128,359,810	$3,412,528	$0	$131,772,338

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	29

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.15% for Administrator Class shares, 0.95% for Institutional Class shares, and 1.41% for Investor Class shares. Prior to March 1, 2014, the Fund’s expenses were capped at 1.40% for Class A shares, 2.15% for Class C shares, and 1.46% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the five months ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $430 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $31,759,562 and $52,525,006, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $56,704,809 and $162,197,344, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares.

For the five months ended March 31, 2014, the Fund did not have any transactions with long-term affiliated holdings.

For the year ended October 31, 2013, the following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the report period or at the end of the report period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Allied Healthcare Products Incorporated*	453,100	0	130,900	322,200	$770,058	$0	$(358,425)
Evans & Sutherland Computer Corporation*	104,000	0	104,000	0	0	0	(12,861)
						$0	$(371,286)

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $57 and $352, respectively, in commitment fees.

For the five months ended March 31, 2014, there were no borrowings by the Fund under the agreement. For the year ended October 31, 2013, the Fund had borrowings outstanding of $61,667 at an average rate of 1.38% and paid interest in the amount of $851.

30	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the five months ended March 31, 2014, year ended October 31, 2013 and October 31, 2012 were as follows:

	Five months ended March 31, 2014	Year ended October 31
		2013	2012
Ordinary income	$ 39,045	$865,447	$1,221,955
Long-term capital gain	8,815,016	0	0

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,167,177	$9,853,624	$40,202,396

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Small/Mid Cap Value Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014 and each of the years in the five-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Value Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

32	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the five months ended March 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $8,815,016 was designated as long-term capital gain distributions for the five months ended March 31, 2014. Of this amount, $850,000 was distributed in connection with share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $39,045 of income dividends paid during the five months ended March 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2500 ™ Value Index, for all periods under review.

36	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. Funds Management advised the Board that the Fund’s performance was affected by underperformance in the health care and materials sectors, and market and performance volatility. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	37

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

38	Wells Fargo Advantage Small/Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224298 05-14 A245/AR245 03-14

Wells Fargo Advantage

Special Small Cap Value Fund

Annual Report

March 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Special Small Cap Value Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014 .

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	3

shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA, CPA

Robert Rifkin, CFA

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	5 month*	1 year	5 year	10 year	5 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-1993	4.38	24.08	22.58	8.73	10.74	31.65	24.03	9.38	1.41	1.35
Class B (ESPBX)**	3-26-1999	5.42	25.67	22.92	8.81	10.42	30.67	23.10	8.81	2.16	2.10
Class C (ESPCX)	12-12-2000	9.42	29.68	23.10	8.57	10.42	30.68	23.10	8.57	2.16	2.10
Administrator Class (ESPIX)	7-23-1996	–	–	–	–	10.91	32.01	24.35	9.66	1.25	1.10
Institutional Class (ESPNX)	7-30-2010	–	–	–	–	10.97	32.21	24.49	9.72	0.98	0.95
Russell 2000® Value Index[4]	–	–	–	–	–	7.74	22.65	23.33	8.07	–	–
*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	7

Growth of $10,000 investment[5] as of March 31, 2014

1.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the five-month period that ended March 31, 2014[6].

■	Stock selection in the information technology (IT), energy, and financials sectors contributed to relative performance.

■	Stock selection in the health care and industrials sectors detracted from relative results. Our favorable overweight in both sectors partially offset our stock selection underperformance.

The Fund outperformed against the backdrop of a slightly more volatile stock market.

Ending 2013, investors’ realization that the eventual reduction of quantitative easing by the U.S. Federal Reserve (Fed) would not lead to imminent interest-rate increases provided a favorable tailwind for stocks. However, in early 2014, fickle investors worried about a reduction in quantitative easing in the context of mixed economic data. As a result, stocks moved lower through mid-February as investors reduced risk. Since then, the market has been increasingly volatile, as geopolitical concerns about Russia and Ukraine were balanced by hopes for an improving economic picture following an unusually harsh winter.

Ten largest equity holdings[7] (%) as of March 31, 2014
First Citizens BancShares Incorporated	3.84
Kadant Incorporated	2.98
TreeHouse Foods Incorporated	2.19
Mueller Industries Incorporated	2.05
Imation Corporation	1.85
Franklin Electric Company Incorporated	1.81
Neenah Paper Incorporated	1.72
Forward Air Corporation	1.69
Simpson Manufacturing Company Incorporated	1.62
AH Belo Corporation	1.57

Our stock selection and overweight in the IT sector contributed to relative outperformance. One notable contributor was ATMI Incorporated. ATMI manufactures materials for the production of semiconductors and life-science products, and its patent-protected products have provided an attractive recurring cash-flow stream. Over time, the strong cash flow resulted in a meaningful net cash position on the balance sheet that we believed would either be used for stock repurchases or to grow the life-sciences business through acquisitions. Instead, during the period, the board of directors decided to sell the life-sciences business to Pall Corporation and the remaining business to Entegris Incorporated. The combined transactions valued ATMI at a premium to where it had previously traded, at which point we sold it.

Our stock selection in the energy sector contributed to relative outperformance. Penn Virginia Corporation, an energy exploration and production company, outperformed during the quarter. Penn Virginia has done an excellent job accumulating productive assets in Texas’s Eagle Ford shale. In February, Penn Virginia released solid results from its core acreage there and issued guidance for strong production growth in the upcoming year. We continue to like Penn Virginia’s competitive position and prospects, even after the stock price’s impressive move higher.

Stock selection in the consumer discretionary sector also contributed to performance. The top contributor, AH Belo Corporation, is a newspaper company with various joint venture media interests and valuable excess real estate. Management has recently embarked upon several strategic initiatives, including the sale of its Riverside, California, newspaper and excess real estate and the planned sale of the Providence, Rhode Island, paper. Additionally, Classified Ventures, LLC—a joint venture owned by several media companies including AH Belo—announced the sale of Apartments.com. The sale should provide $19 million (or approximately $1 per share) in proceeds to AH Belo. The possible sale of Classified Ventures’ Cars.com should have even more of an impact, as that site could be worth four or five times as much as Apartments.com. All of these sales should build up AH Belo’s cash position, enabling management to further invest in growth initiatives, repurchase stock, or possibly issue a special dividend. We continue to hold the stock and believe it remains inexpensive.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	9

Sector distribution[8] as of March 31, 2014

Stock selection in the health care sector detracted from performance. Haemonetics Corporation, a leader in blood-management solutions for hospitals, blood collectors, and pharmaceutical companies, detracted from performance. Recent challenges in the whole-blood collection marketplace have pressured both volumes and pricing for Haemonetics. Although the company has seen solid growth in its plasma business and in emerging markets, the slowdown in the blood business weighed on the shares. Further, in late March, the company was notified that it was unsuccessful in winning the American Red Cross contract for whole-blood collection kits, causing a deeper sell-off in the shares. At this point, we believe that expectations for the company have reset to a reasonable level and that Haemonetics’ shares have a better chance to outperform going forward.

We will continue to do what we always strive to do—attempt to protect our investors from risk that they are not properly compensated for taking.

Markets became increasingly complacent during November and December 2013, continuing their rally to new highs. With the turning of the calendar to January 2014, our concerns that excessive risk-seeking behavior by investors could lead to market choppiness began to be realized. Regardless, we are unwavering in our general approach. We believe it would be imprudent to allocate investor capital based on speculation around global political questions or concerns about the eventual end of the Fed’s bond-buying program. Instead, we analyze each potential investment on the merits of that company’s competitive advantages, the fundamentals of its business model, and the underlying value of its business compared with its market value.

We will continue to allow our well-defined, repeatable process to guide us through any volatility, with the expectation that it should result in superior risk-adjusted returns over a full investment cycle.

Please see footnotes on page 7.

10	Wells Fargo Advantage Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,158.77	$7.21	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Class B
Actual	$1,000.00	$1,154.37	$11.23	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Class C
Actual	$1,000.00	$1,154.54	$11.23	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Administrator Class
Actual	$1,000.00	$1,160.46	$5.87	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Institutional Class
Actual	$1,000.00	$1,161.38	$5.07	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Special Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 95.53%

Consumer Discretionary: 13.79%

Diversified Consumer Services: 3.37%
Hillenbrand Incorporated	226,902	$7,335,742
JTH Holding Incorporated Class A †	194,400	5,392,656
Matthews International Corporation Class A	266,398	10,871,702

		23,600,100

Hotels, Restaurants & Leisure: 3.09%
Denny’s Corporation †	1,162,896	7,477,421
DineEquity Incorporated	131,300	10,250,591
Krispy Kreme Doughnuts Incorporated †	223,000	3,953,790

		21,681,802

Household Durables: 1.31%
Cavco Industries Incorporated †	52,705	4,134,707
Dixie Group Incorporated †	307,303	5,045,915

		9,180,622

Media: 1.57%
AH Belo Corporation	951,000	11,012,580

Specialty Retail: 3.74%
Abercrombie & Fitch Company Class A	86,500	3,330,250
Ascena Retail Group Incorporated †	179,000	3,093,120
Christopher & Banks Corporation †	682,545	4,511,622
Guess? Incorporated	297,900	8,222,040
Pier 1 Imports Incorporated	182,600	3,447,488
The Men’s Wearhouse Incorporated	73,800	3,614,724

		26,219,244

Textiles, Apparel & Luxury Goods: 0.71%
Delta Apparel Incorporated †	304,839	4,987,166

Consumer Staples: 6.62%

Beverages: 0.74%
Cott Corporation	611,000	5,175,170

Food & Staples Retailing: 0.57%
SUPERVALU Incorporated «†	589,400	4,031,496

Food Products: 2.19%
TreeHouse Foods Incorporated †	213,000	15,333,870

Household Products: 2.55%
Central Garden & Pet Company †	254,592	2,069,833
Central Garden & Pet Company Class A †	226,102	1,869,864
Spectrum Brands Holdings Incorporated	46,000	3,666,200
WD-40 Company	132,830	10,303,623

		17,909,520

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Personal Products: 0.57%
Elizabeth Arden Incorporated †	134,435	$3,967,177

Energy: 6.46%

Energy Equipment & Services: 3.37%
Atwood Oceanics Incorporated †	114,100	5,749,499
C&J Energy Services Incorporated †	97,500	2,843,100
Cal Dive International Incorporated «†	531,011	902,719
CARBO Ceramics Incorporated «	27,400	3,780,926
Patterson-UTI Energy Incorporated	112,600	3,567,168
Steel Excel Incorporated †	211,910	6,781,120

		23,624,532

Oil, Gas & Consumable Fuels: 3.09%
Comstock Resources Incorporated	280,763	6,415,435
Energy XXI (Bermuda) Limited «	183,700	4,329,809
Penn Virginia Corporation «†	292,300	5,112,327
Stone Energy Corporation †	106,200	4,457,214
Swift Energy Company «†	121,400	1,306,264

		21,621,049

Financials: 18.12%

Banks: 7.91%
BBCN Bancorp Incorporated	164,400	2,817,816
First Citizens BancShares Incorporated	111,870	26,932,703
First Niagara Financial Group Incorporated	302,800	2,861,460
Sterling BanCorp	333,916	4,227,377
TCF Financial Corporation	467,836	7,794,148
UMB Financial Corporation	166,661	10,782,967

		55,416,471

Capital Markets: 2.50%
Apollo Investment Corporation	257,333	2,138,437
CIFC Corporation	253,585	2,064,182
Virtus Investment Partners Incorporated †	18,505	3,204,511
Westwood Holdings Group Incorporated	160,812	10,081,304

		17,488,434

Consumer Finance: 0.39%
JGWPT Holdings Incorporated †	150,900	2,755,434

Insurance: 4.86%
Brown & Brown Incorporated	329,100	10,123,116
Fidelity & Guaranty Life	132,644	3,130,398
Fortegra Financial Corporation †	372,120	2,616,004
ProAssurance Corporation	199,600	8,888,188
Validus Holdings Limited	247,500	9,333,225

		34,090,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Special Small Cap Value Fund	13

Security name	Shares	Value

REITs: 2.46%
Hatteras Financial Corporation	533,008	$10,047,201
Post Properties Incorporated	146,181	7,177,487

		17,224,688

Health Care: 7.77%

Health Care Equipment & Supplies: 3.92%
Haemonetics Corporation †	282,800	9,216,452
ICU Medical Incorporated †	95,263	5,704,348
Steris Corporation	140,200	6,694,550
West Pharmaceutical Services Incorporated	133,182	5,866,667

		27,482,017

Health Care Providers & Services: 0.97%
Hanger Incorporated †	19,300	650,024
Patterson Companies Incorporated	146,100	6,101,136

		6,751,160

Health Care Technology: 0.54%
Omnicell Incorporated †	132,600	3,795,012

Life Sciences Tools & Services: 1.84%
Bio-Rad Laboratories Incorporated Class A †	46,700	5,983,204
Cambrex Corporation †	156,254	2,948,513
Parexel International Corporation †	73,500	3,975,615

		12,907,332

Pharmaceuticals: 0.50%
Prestige Brands Holdings Incorporated †	128,900	3,512,525

Industrials: 21.47%

Air Freight & Logistics: 1.69%
Forward Air Corporation	257,277	11,863,042

Building Products: 2.45%
Quanex Building Products Corporation	280,399	5,798,651
Simpson Manufacturing Company Incorporated	322,118	11,380,429

		17,179,080

Commercial Services & Supplies: 3.85%
ACCO Brands Corporation †	728,469	4,487,369
Clean Harbors Incorporated †	152,100	8,333,559
Courier Corporation	252,245	3,884,573
Viad Corporation	427,544	10,278,158

		26,983,659

Construction & Engineering: 1.15%
EMCOR Group Incorporated	171,600	8,029,164

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Electrical Equipment: 2.56%
Franklin Electric Company Incorporated	297,900	$12,666,708
Regal-Beloit Corporation	72,400	5,264,204

		17,930,912

Machinery: 6.34%
Commercial Vehicle Group Incorporated †	199,149	1,816,239
Douglas Dynamics Incorporated	426,300	7,426,146
Kadant Incorporated **	572,066	20,863,247
Mueller Industries Incorporated	478,840	14,360,412

		44,466,044

Professional Services: 1.38%
Insperity Incorporated	148,100	4,588,138
Korn/Ferry International †	169,546	5,047,384

		9,635,522

Trading Companies & Distributors: 0.68%
MRC Global Incorporated †	176,646	4,762,376

Transportation Infrastructure: 1.37%
Macquarie Infrastructure Company LLC	168,097	9,626,915

Information Technology: 14.73%

Communications Equipment: 1.52%
Aviat Networks Incorporated †	849,347	1,350,462
Ixia Corporation †	462,300	5,778,750
NETGEAR Incorporated †	104,000	3,507,920

		10,637,132

Electronic Equipment, Instruments & Components: 4.31%
AVX Corporation	320,098	4,218,892
GSI Group Incorporated †	418,230	5,462,084
Jabil Circuit Incorporated	242,000	4,356,000
Orbotech Limited †	443,715	6,828,774
Vishay Intertechnology Incorporated	626,621	9,324,120

		30,189,870

IT Services: 0.99%
Sykes Enterprises Incorporated †	348,300	6,920,721

Semiconductors & Semiconductor Equipment: 2.19%
DSP Group Incorporated †	516,991	4,466,802
Exar Corporation †	374,352	4,473,506
Lattice Semiconductor Corporation †	820,181	6,430,219

		15,370,527

Software: 3.87%
ACI Worldwide Incorporated †	154,084	9,120,232
Compuware Corporation	195,500	2,052,750

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Special Small Cap Value Fund	15

Security name			Shares	Value

Software (continued)
NetScout Systems Incorporated †			104,843	$3,940,000
Progress Software Corporation †			232,651	5,071,792
TIBCO Software Incorporated †			342,753	6,964,741

				27,149,515

Technology Hardware, Storage & Peripherals: 1.85%
Imation Corporation †**			2,245,600	12,957,112

Materials: 6.57%

Chemicals: 3.84%
A. Schulman Incorporated			260,958	9,462,337
Innospec Incorporated			161,800	7,318,214
LSB Industries Incorporated †			95,192	3,562,085
Plastec Technologies Limited †(a)(i)			152,638	856,299
Sensient Technologies Corporation			101,500	5,725,615

				26,924,550

Paper & Forest Products: 2.73%
Neenah Paper Incorporated			232,538	12,026,865
Schweitzer Manduit International Incorporated			166,900	7,108,271

				19,135,136

Total Common Stocks (Cost $544,428,053)				669,529,609

Investment Companies: 0.31%
iShares Russell 2000 Index ETF				2,207,668

Total Investment Companies (Cost $2,182,695)				2,207,668

		Expiration date

Warrants: 0.00%

Industrials: 0.00%

Aerospace & Defense: 0.00%
Plastec Technologies Limited †(a)(i)		11-18-2014	145,800	0

Total Warrants (Cost $0)				0

	Yield

Short-Term Investments: 5.98%

Investment Companies: 5.98%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		32,808,309	32,808,309
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.09		9,084,525	9,084,525

Total Short-Term Investments (Cost $41,892,834)				41,892,834

Total investments in securities (Cost $588,503,582)	101.82%	713,630,111
Other assets and liabilities, net	(1.82)	(12,775,844)

Total net assets *	100.00%	$700,854,267

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2014

†	Non-income-earning security

«	All or a portion of this security is on loan.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $595,412,957 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$183,061,680
Gross unrealized depreciation	(64,844,526)

Net unrealized appreciation	$118,217,154

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2014	Wells Fargo Advantage Special Small Cap Value Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$637,916,918
In affiliated securities, at value (see cost below)	75,713,193

Total investments, at value (see cost below)	713,630,111
Receivable for investments sold	1,067,041
Receivable for Fund shares sold	410,993
Receivable for dividends	725,775
Receivable for securities lending income	8,781
Prepaid expenses and other assets	6,393

Total assets	715,849,094

Liabilities
Payable for investments purchased	1,114,164
Payable for Fund shares redeemed	3,896,496
Payable upon receipt of securities loaned	9,084,525
Advisory fee payable	419,765
Distribution fees payable	29,861
Due to other related parties	151,208
Accrued expenses and other liabilities	298,808

Total liabilities	14,994,827

Total net assets	$700,854,267

NET ASSETS CONSIST OF
Paid-in capital	$527,470,700
Undistributed net investment income	1,275,325
Accumulated net realized gains on investments	46,981,700
Net unrealized gains on investments	125,126,542

Total net assets	$700,854,267

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$429,089,485
Shares outstanding – Class A	13,164,473
Net asset value per share – Class A	$32.59
Maximum offering price per share – Class A2	$34.58
Net assets – Class B	$4,223,783
Shares outstanding – Class B	139,904
Net asset value per share – Class B	$30.19
Net assets – Class C	$42,816,111
Shares outstanding – Class C	1,412,676
Net asset value per share – Class C	$30.31
Net assets – Administrator Class	$78,562,838
Shares outstanding – Administrator Class	2,365,887
Net asset value per share – Administrator Class	$33.21
Net assets – Institutional Class	$146,162,050
Shares outstanding – Institutional Class	4,401,745
Net asset value per share – Institutional Class	$33.21

Investments in unaffiliated securities (including securities on loan), at cost	$492,940,709

Investments in affiliated securities, at cost	$95,562,873

Total investments, at cost	$588,503,582

Securities on loan, at value	$8,847,522

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Small Cap Value Fund	Statements of operations

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends*	$5,735,358	$9,421,961
Income from affiliated securities	250,150	930,088
Securities lending income, net	23,314	343,017
Interest	0	38,209

Total investment income	6,008,822	10,733,275

Expenses
Advisory fee	2,278,154	6,135,220
Administration fees
Fund level	143,641	387,756
Class A	450,284	1,002,683
Class B	4,846	15,457
Class C	44,043	92,165
Administrator Class	35,954	234,415
Institutional Class	47,472	91,246
Shareholder servicing fees
Class A	432,966	964,119
Class B	4,659	14,862
Class C	42,349	88,620
Administrator Class	87,400	583,030
Distribution fees
Class B	13,978	44,587
Class C	127,047	265,860
Custody and accounting fees	25,459	63,596
Professional fees	40,017	38,086
Registration fees	35,291	77,322
Shareholder report expenses	43,788	137,268
Trustees’ fees and expenses	6,913	13,823
Other fees and expenses	15,440	14,396

Total expenses	3,879,701	10,264,511
Less: Fee waivers and/or expense reimbursements	(216,329)	(604,619)

Net expenses	3,663,372	9,659,892

Net investment income	2,345,450	1,073,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	73,189,426	89,825,500
Affiliated securities	(14,775,176)	(1,096,068)
Futures transactions	0	3,269,186

Net realized gains on investments	58,414,250	91,998,618

Net change in unrealized gains (losses) on:
Unaffiliated securities	(8,802,496)	133,401,834
Affiliated securities	19,628,791	17,387,586

Net change in unrealized gains (losses) on investments	10,826,295	150,789,420

Net realized and unrealized gains (losses) on investments	69,240,545	242,788,038

Net increase in net assets resulting from operations	$71,585,995	$243,861,421

* Net of foreign dividend withholding taxes in the amount of	$752	$0

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Special Small Cap Value Fund	19

	Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income (loss)		$2,345,450		$1,073,383		$(673,295)
Net realized gains on investments		58,414,250		91,998,618		27,228,632
Net change in unrealized gains (losses) on investments		10,826,295		150,789,420		43,238,994

Net increase in net assets resulting from operations		71,585,995		243,861,421		69,794,331

Distributions to shareholders from
Net investment income
Class A		(454,117)		0		0
Administrator Class		(64,798)		(8,070)		0
Institutional Class		(599,088)		(231,386)		0
Net realized gains
Class A		(25,446,683)		0		0
Class B		(300,248)		0		0
Class C		(2,623,004)		0		0
Administrator Class		(6,075,524)		0		0
Institutional Class		(8,571,085)		0		0

Total distributions to shareholders		(44,134,547)		(239,456)		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	431,181	13,546,405	1,128,057	29,699,929	2,091,715	47,245,601
Class B	1,164	33,563	2,195	62,029	11,587	258,982
Class C	56,398	1,647,900	104,015	2,607,737	124,491	2,676,874
Administrator Class	362,497	11,672,912	735,655	19,822,818	931,468	21,315,513
Institutional Class	254,834	8,168,966	1,995,969	53,030,396	2,983,669	66,616,552

		35,069,746		105,222,909		138,113,522

Reinvestment of distributions
Class A	817,138	25,138,694	0	0	0	0
Class B	10,074	285,065	0	0	0	0
Class C	81,065	2,322,508	0	0	0	0
Administrator Class	187,740	5,877,515	332	7,912	0	0
Institutional Class	208,721	6,550,312	5,226	124,733	0	0

		40,174,094		132,645		0

Payment for shares redeemed
Class A	(1,149,622)	(36,108,005)	(4,012,182)	(106,617,151)	(4,631,572)	(104,361,770)
Class B	(34,517)	(1,006,977)	(264,006)	(6,265,511)	(697,355)	(14,889,685)
Class C	(75,354)	(2,211,159)	(299,312)	(7,290,904)	(298,688)	(6,382,861)
Administrator Class	(1,227,685)	(39,026,744)	(7,669,377)	(229,787,904)	(3,851,721)	(86,359,235)
Institutional Class	(402,134)	(13,013,457)	(1,431,015)	(38,809,000)	(494,829)	(11,412,744)

		(91,366,342)		(388,770,470)		(223,406,295)

Net decrease in net assets resulting from capital share transactions		(16,122,502)		(283,414,916)		(85,292,773)

Total increase (decrease) in net assets		11,328,946		(39,792,951)		(15,498,442)

Net assets
Beginning of period		689,525,321		729,318,272		744,816,714

End of period		$700,854,267		$689,525,321		$729,318,272

Undistributed (accumulated) net investment income (loss)		$1,275,325		$178,497		$(763,888)

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended July 31
CLASS A		2013	2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$31.35	$22.97	$20.97	$19.78	$18.50	$15.51	$18.78
Net investment income (loss)	0.10	0.01 [4]	(0.05)	(0.05)	(0.01)	(0.02)	0.11
Net realized and unrealized gains (losses) on investments	3.14	8.37	2.05	1.24	1.29	3.07	(3.19)

Total from investment operations	3.24	8.38	2.00	1.19	1.28	3.05	(3.08)
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00	0.00	0.00	(0.01)	(0.19)
Net realized gains	(1.97)	0.00	0.00	0.00	0.00	0.00	(0.00)[5]
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.05)[4]	0.00

Total distributions to shareholders	(2.00)	0.00	0.00	0.00	0.00	(0.06)	(0.19)
Net asset value, end of period	$32.59	$31.35	$22.97	$20.97	$19.78	$18.50	$15.51
Total return[6]	10.74%	36.48%	9.54%	6.02%	6.92%	19.72%	(16.17)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.40%	1.38%	1.37%	1.46%	1.43%	1.43%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.34%	1.39%	1.33%
Net investment income (loss)	0.75%	0.04%	(0.16)%	(0.14)%	(0.19)%	(0.07)%	0.69%
Supplemental data
Portfolio turnover rate	37%	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$429,089	$409,557	$366,320	$387,767	$477,079	$472,903	$442,973

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Special Values Fund.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]		Year ended October 31				Year ended July 31
CLASS B			2013	2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$29.23		$21.58	$19.85	$18.87	$17.68	$14.88	$17.92
Net investment income (loss)	0.00	[4],5	(0.16)[4]	(0.19)[4]	(0.18)[4]	(0.08)	(0.14)[4]	0.00 [4,5]
Net realized and unrealized gains (losses) on investments	2.93		7.81	1.92	1.16	1.27	2.94	(3.02)

Total from investment operations	2.93		7.65	1.73	0.98	1.19	2.80	(3.02)
Distributions to shareholders from
Net investment income	0.00		0.00	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(1.97)		0.00	0.00	0.00	0.00	0.00	(0.00)[5]

Total distributions to shareholders	(1.97)		0.00	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$30.19		$29.23	$21.58	$19.85	$18.87	$17.68	$14.88
Total return[6]	10.42%		35.45%	8.72%	5.19%	6.73%	18.82%	(16.83)%
Ratios to average net assets (annualized)
Gross expenses	2.16%		2.14%	2.12%	2.13%	2.21%	2.18%	2.17%
Net expenses	2.09%		2.09%	2.09%	2.09%	2.09%	2.15%	2.07%
Net investment income (loss)	0.02%		(0.64)%	(0.89)%	(0.88)%	(0.93)%	(0.82)%	0.01%
Supplemental data
Portfolio turnover rate	37%		65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$4,224		$4,770	$9,171	$22,053	$36,922	$36,654	$41,008

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Special Values Fund.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]		Year ended October 31				Year ended July 31
CLASS C			2013	2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$29.34		$21.66	$19.92	$18.94	$17.74	$14.93	$17.98
Net investment income (loss)	0.00	[4],5	(0.18)[4]	(0.19)[4]	(0.18)[4]	(0.07)	(0.18)	(0.00)[4,5]
Net realized and unrealized gains (losses) on investments	2.94		7.86	1.93	1.16	1.27	2.99	(3.03)

Total from investment operations	2.94		7.68	1.74	0.98	1.20	2.81	(3.03)
Distributions to shareholders from
Net investment income	0.00		0.00	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(1.97)		0.00	0.00	0.00	0.00	0.00	(0.00)[5]

Total distributions to shareholders	(1.97)		0.00	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$30.31		$29.34	$21.66	$19.92	$18.94	$17.74	$14.93
Total return[6]	10.42%		35.46%	8.73%	5.17%	6.76%	18.82%	(16.79)%
Ratios to average net assets (annualized)
Gross expenses	2.16%		2.15%	2.13%	2.13%	2.21%	2.18%	2.17%
Net expenses	2.09%		2.09%	2.09%	2.09%	2.09%	2.12%	2.07%
Net investment income (loss)	0.00%		(0.71)%	(0.91)%	(0.89)%	(0.93)%	(0.80)%	(0.03)%
Supplemental data
Portfolio turnover rate	37%		65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$42,816		$39,620	$33,478	$34,270	$40,850	$40,968	$38,744

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Special Values Fund.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended July 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$31.85	$23.28	$21.21	$19.96	$18.65	$15.63	$18.95
Net investment income	0.14 [4]	0.08 [4]	0.02 [4]	0.02 [4]	0.01	0.04 [4]	0.16
Net realized and unrealized gains (losses) on investments	3.21	8.49	2.05	1.23	1.30	3.04	(3.23)

Total from investment operations	3.35	8.57	2.07	1.25	1.31	3.08	(3.07)
Distributions to shareholders from
Net investment income	(0.02)	(0.00)[5]	0.00	0.00	0.00	(0.01)	(0.25)
Net realized gains	(1.97)	0.00	0.00	0.00	0.00	0.00	(0.00)[5]
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.05)[4]	0.00

Total distributions to shareholders	(1.99)	(0.00)[5]	0.00	0.00	0.00	(0.06)	(0.25)
Net asset value, end of period	$33.21	$31.85	$23.28	$21.21	$19.96	$18.65	$15.63
Total return[6]	10.91%	36.82%	9.76%	6.26%	7.02%	20.02%	(15.96)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.23%	1.22%	1.22%	1.30%	1.17%	1.18%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%	1.13%	1.08%
Net investment income	1.04%	0.30%	0.10%	0.12%	0.05%	0.21%	0.95%
Supplemental data
Portfolio turnover rate	37%	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$78,563	$96,940	$232,283	$273,510	$335,766	$320,814	$525,865

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Special Values Fund.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended July 31, 2010[3]
INSTITUTIONAL CLASS		2013	2012	2011	2010[2]
Net asset value, beginning of period	$31.94	$23.36	$21.24	$19.96	$18.66	$18.66
Net investment income (loss)	0.15	0.10	0.05 [4]	0.04	(0.02)[4]	0.00 [4,5]
Net realized and unrealized gains (losses) on investments	3.22	8.53	2.07	1.24	1.32	0.00 [4]

Total from investment operations	3.37	8.63	2.12	1.28	1.30	0.00 [4]
Distributions to shareholders from
Net investment income	(0.13)	(0.05)	0.00	0.00	0.00	0.00
Net realized gains	(1.97)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.10)	(0.05)	0.00	0.00	0.00	0.00
Net asset value, end of period	$33.21	$31.94	$23.36	$21.24	$19.96	$18.66
Total return[6]	10.97%	37.02%	9.98%	6.41%	7.02%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.97%	0.95%	0.94%	1.10%	0.00%
Net expenses	0.94%	0.94%	0.94%	0.93%	0.94%	0.00%
Net investment income (loss)	1.15%	0.42%	0.21%	0.19%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$146,162	$138,638	$88,067	$27,217	$3,106	$10

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	For the period July 30, 2010 (commencement of class operation) to July 31, 2010

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

26	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(831,939)	$(130,619)	$962,558

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	27

As of March 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $4,256,886 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$96,681,514	$0	$0	$96,681,514
Consumer staples	46,417,233	0	0	46,417,233
Energy	45,245,581	0	0	45,245,581
Financials	126,975,958	0	0	126,975,958
Health care	54,448,046	0	0	54,448,046
Industrials	150,476,714	0	0	150,476,714
Information technology	103,224,877	0	0	103,224,877
Materials	45,203,387	0	856,299	46,059,686
Investment companies	2,207,668	0	0	2,207,668
Short-term investments
Investment companies	32,808,309	9,084,525	0	41,892,834
	$703,689,287	$9,084,525	$856,299	$713,630,111

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Fund increased. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

28	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A shares, 2.09% for Class B shares, 2.09% for Class C shares, 1.09% for Administrator Class shares, and 0.94% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the five months ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $3,360 from the sale of Class A shares and $38 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $243,866,703 and $303,840,577, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $472,976,502 and $745,895,186, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares.

For the five months ended March 31, 2014, the following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the report period or at the end of the report period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
AH Belo Corporation*	1,073,699	25,300	147,999	951,000	$11,012,580	$167,064	$(569,131)
Imation Corporation	2,745,450	9,100	508,950	2,245,600	12,957,112	0	(17,082,776)
Kadant Incorporated	701,043	14,700	143,677	572,066	20,863,247	74,209	2,876,731
						$241,273	$(14,775,176)

*No	longer an affiliate of the Fund at the end of the period.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	29

For the year ended October 31, 2013, the following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the report period or at the end of the report period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
AH Belo Corporation	1,165,260	20,000	111,561	1,073,699	$8,632,540	$578,242	$(761,549)
Dixie Group Incorporated*	728,577	5,400	269,490	464,487	5,852,536	0	(709,003)
Imation Corporation	2,708,521	116,500	79,571	2,745,450	12,766,343	0	(2,253,787)
Kadant Incorporated	986,302	14,600	299,859	701,043	25,097,339	311,880	2,628,271
						$890,122	$(1,096,068)

*No	longer an affiliate of the Fund at the end of the period.

7. DERIVATIVE TRANSACTIONS

As of March 31, 2014 and October 31, 2013, the Fund did not have any open futures contracts. During the year ended October 31, 2013, the Fund used univested cash to enter into futures contracts to gain market exposure. The Fund had an average notional amount of $4,016,265 in long futures contracts during the year ended October 31, 2013.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $367 and $1,377, respectively, in commitment fees.

For the five months ended March 31, 2014 and the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the five months ended March 31, 2014 and the year ended October 31, 2013 were as follows:

	Five months ended March 31, 2014	Year ended October 31, 2013
Ordinary income	$1,330,022	$239,456
Long-term capital gain	42,804,525	0

For the year ended October 31, 2012, the Fund did not pay any distributions to shareholders.

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$16,248,927	$43,225,224	$118,217,167	$(4,256,886)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014, each of the years in the three-year period ended October 31, 2013, the period from August 1, 2010 to October 31, 2010, and each of the years or periods in the two-year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Small Cap Value Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 51.62% of ordinary income dividends qualify for the corporate dividends-received deduction for the five months ended March 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $42,804,525 was designated as long-term capital gain distributions for the five months ended March 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $691,187 of income dividends paid during the five months ended March 31, 2014 has been designated as qualified dividend income (QDI).

For the five months ended March 31, 2014, $212,018 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 2000® Value Index, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	35

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The

36	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Special Small Cap Value Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224299 05-14 SA246/AR246 03-14

Wells Fargo Advantage

Traditional Small Cap Growth Fund

Annual Report

March 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Traditional Small Cap Growth Fund for the five-month period that ended March 31, 20141. The period began with a strong stock market rally because of growing confidence that the U.S. economy was staging a fragile recovery. The final three months of the reporting period, however, were marked by considerable geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite heightened volatility, both small-cap stocks (measured by the Russell 2000® Index2) and mid-cap stocks (measured by the Russell Midcap® Index3) ended the period with gains.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the U.S. Federal Reserve’s (Fed) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, helping the markets end 2013 on a strong note.

European markets continued to benefit from the European Central Bank’s (ECB’s) earlier announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. The final estimates for third-quarter 2013 gross domestic product (GDP) growth, which were released in late 2013, came in at a strong 4.1% annualized rate. Fourth-quarter GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity in the fourth quarter, supporting hopes that economic growth would accelerate in 2014.

Domestic politics and foreign affairs were the main negatives during the reporting period. The beginning of the reporting period came shortly after the government reopened following a partial shutdown because Congress was unable to pass a resolution to continue to fund the federal government. (The partial shutdown lasted from September 30, 2013, through October 16, 2013.) The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through

1.	We are reporting on a five-month basis at this time because the fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	3

February 7, 2014. In December 2013, Congress passed the Ryan–Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown. Overseas, in late 2013 a series of increasingly violent political protests in Ukraine led to a change in government. Given that the deposed Ukrainian president was seen as a Russian ally and the new president was seen as a Western ally, the events caused growing tension between Russia and the U.S. and Europe. The ongoing situation fed stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Mid-cap stocks outperformed small-cap stocks. In both the small-cap and the mid-cap universes, value stocks outperformed growth stocks—that is, the Russell 2000® Value Index4 outperformed the Russell 2000® Growth Index5, and the Russell Midcap Value Index6 outperformed the Russell Midcap Growth Index7. This performance can be traced, in part, to a rebound in precious metals miners in the materials sector. Investors often use precious metals, especially gold, as a store of wealth during geopolitical turmoil, such as what we saw surrounding Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

7.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Paul Carder, CFA

Jeffrey S. Drummond, CFA

Linda Freeman, CFA

Jeffrey Harrison, CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	5 month*	1 year	5 year	10 year	5 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-1995	(1.84)	20.40	21.59	7.97	4.14	27.75	23.04	8.61	1.47	1.33
Class C (EGWCX)	7-30-2010	2.85	25.80	22.13	7.80	3.85	26.80	22.13	7.80	2.22	2.08
Administrator Class (EGWDX)	7-30-2010	–	–	–	–	4.18	27.89	23.18	8.70	1.31	1.20
Institutional Class (EGRYX)	11-19-1997	–	–	–	–	4.29	28.15	23.44	8.93	1.04	0.98
Russell 2000® Growth Index[4]	–	–	–	–	–	6.75	27.19	25.24	8.87	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	7

Growth of $10,000 investment[5] as of March 31, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The fiscal year end for the Fund changed from October 31 to March 31, effective March 31, 2014.

7.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund trailed its benchmark, the Russell 2000 Growth Index, for the five-month period that ended March 31, 2014[6]. The entire underperformance occurred in March, when the prices of faster-growing companies that we prefer fell sharply during a rotation to value-oriented stocks that was partly driven by higher short-term interest rates.

■	During the five-month period, the Fund’s strong performance from its financials and health care holdings was offset by relative weakness in its consumer discretionary and information technology (IT) holdings in March.

■	We remain committed to our bottom-up fundamental investment process in seeking to identify rapidly growing companies with sustainable business models that trade at what we consider to be reasonable valuations. Our constituent companies have experienced revenue and earnings growth rates substantially above the benchmark’s growth rates.

The market’s rotation out of high-growth companies in March was particularly unkind to software, internet, and biotechnology companies.

The nearly 4% relative outperformance by the Russell 2000 Value Index7 in March (relative to the Russell 2000 Growth index) indicated investors’ greater appetite for cyclical stocks and expectations for an improving economy. However, higher-growth stocks in IT and health care were sold following a period of sustained outperformance; we have significant exposure to these types of stocks due to our quest to identify and invest in firms we believe may deliver the best secular growth. We expect the economy to continue its recovery and remain committed to holding companies within the Fund that can sustain high growth over a multi-year period.

The financials and health care sectors were the top contributors to the Fund’s relative performance.

The outperformance in financials was driven by an overweight position in several regional banks. SVB Financial Group was a particularly strong performer. We expect it to experience loan growth of around 20% for the foreseeable future, as compared with low, single-digit loan growth for the banking industry overall. We believe the Fund’s regional bank holdings may benefit from higher short-term interest rates and the fact that their target-niche lending opportunities tend to be largely ignored by bigger banks.

Within the healthcare sector, robust gains in health care services more than offset weakness in higher-growth areas such as medical devices and biotechnology. Within health care services, both ExamWorks Group Incorporated and Healthways Incorporated were strong contributors. ExamWorks, which provides independent medical exams related to insurance claims, exceeded revenue expectations and traded at a relatively modest valuation compared with its health care services peers. Healthways provides disease management and wellness services to managed care companies, employer groups, and large health care providers. We expect accelerating growth for Healthways due to changes in the health care landscape.

Ten largest equity holdings[8] (%) as of March 31, 2014
Hexcel Corporation	2.59
Barnes Group Incorporated	2.43
DexCom Incorporated	2.42
Portfolio Recovery Associates Incorporated	2.37
ExamWorks Group Incorporated	2.32
Concur Technologies Incorporated	2.26
Wageworks Incorporated	2.19
Cogent Communications Group Incorporated	2.16
Financial Engines Incorporated	2.02
SVB Financial Group	1.99

The consumer discretionary, IT, and energy sectors were the largest detractors from relative performance.

Weakness within consumer discretionary was largely due to specialty retail holdings Conn’s Incorporated and Ulta Salon, Cosmetics & Fragrance Incorporated. Conn’s is a retailer of primarily durable consumer products to lower-end consumers, mainly through stores in the Southwest. The company—whose customers tend to rely on credit for a large portion of their purchases—recently had an issue with increased credit delinquency that resulted from rapid sales growth during a period when the firm had a shortage of internal credit collectors. We reduced the position’s size within the Fund but continue to hold the stock as Conn’s purposely slows growth and focuses on execution. Ulta, a specialty retailer of beauty products with historically high execution, reported healthy comparable-store sales growth in the third quarter of 2013 but noted increased promotional activity that was expected to persist into the holiday season. We continue to hold Ulta within the Fund because we expect to see strong growth in units and a better environment going forward.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	9

Underperformance from the Fund’s IT holdings was due primarily to software firm Infoblox Incorporated, a company that automates network-control solutions. We still see strong opportunity for the company’s appliance-driven address management technology, but the company faced what we believe were sales execution issues late in 2013. Given Infoblox’s leadership position in a large market and our expectations for improved growth over the next several quarters, we continue to hold the position within the Fund.

Finally, the Fund’s performance within the energy sector was pressured by two holdings: Oasis Petroleum Incorporated and Energy XXI (Bermuda) Limited. Oasis Petroleum, an independent exploration and production company focused on the Bakken Shale in North Dakota and Montana, disappointed investors for several reasons, including a lack of upside to expected oil recoveries in its acreage, poor weather that held back production, and concern over the potential for increased regulation for rail shipments out of the Bakken. Energy XXI, an independent oil and gas exploration and production company focused on the Gulf of Mexico, experienced execution issues that delayed production late in 2013. We continue to hold both positions.

Sector distribution[9] as of March 31, 2014

We remain committed to our bottom-up stock selection process.

We remain confident in our investment philosophy and process, which has served us well for many years. Our bottom-up focus is on owning rapidly growing companies with sustainable business models that trade at what we consider to be reasonable valuations relative to our high-growth expectations. We believe this can have a beneficial impact upon the Fund in the long term.

Please see footnotes on page 7.

10	Wells Fargo Advantage Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,040.10	$6.76	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%
Class C
Actual	$1,000.00	$1,036.25	$10.56	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
Administrator Class
Actual	$1,000.00	$1,040.56	$6.05	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Institutional Class
Actual	$1,000.00	$1,041.63	$4.99	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 98.15%

Consumer Discretionary: 14.88%

Diversified Consumer Services: 2.84%
Bright Horizons Family Solutions Incorporated †	28,300	$1,106,813
Grand Canyon Education Incorporated †	36,600	1,709,220
LifeLock Incorporated †	105,900	1,811,949

		4,627,982

Hotels, Restaurants & Leisure: 3.23%
Bravo Brio Restaurant Group Incorporated †	72,800	1,027,208
ClubCorp Holdings Incorporated	46,300	875,070
Fiesta Restaurant Group Incorporated †	18,700	852,533
Krispy Kreme Doughnuts Incorporated †	47,200	836,856
Red Robin Gourmet Burgers Incorporated †	23,400	1,677,312

		5,268,979

Household Durables: 0.71%
Ethan Allen Interiors Incorporated	45,218	1,150,798

Internet & Catalog Retail: 2.88%
HomeAway Incorporated †	32,600	1,228,042
RetailMeNot Incorporated †	64,748	2,071,936
Shutterfly Incorporated †	32,500	1,387,100

		4,687,078

Specialty Retail: 5.22%
Conn’s Incorporated «†	11,700	454,545
Lumber Liquidators Holdings Incorporated †	18,700	1,754,060
Pier 1 Imports Incorporated	93,600	1,767,168
Select Comfort Corporation †	63,300	1,144,464
Ulta Salon, Cosmetics & Fragrance Incorporated †	11,000	1,072,280
Vitamin Shoppe Incorporated †	48,438	2,301,774

		8,494,291

Consumer Staples: 1.33%

Food Products: 1.33%
Annie’s Incorporated «†	53,800	2,162,222

Energy: 3.87%

Oil, Gas & Consumable Fuels: 3.87%
Comstock Resources Incorporated	73,500	1,679,475
Energy XXI (Bermuda) Limited «	31,400	740,098
Oasis Petroleum Incorporated †	64,600	2,695,758
Rosetta Resources Incorporated †	25,700	1,197,106

		6,312,437

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Financials: 9.20%

Banks: 3.86%
SVB Financial Group †	25,200	$3,245,256
Texas Capital Bancshares Incorporated †	46,700	3,032,698

		6,277,954

Capital Markets: 2.02%
Financial Engines Incorporated	64,900	3,295,622

Consumer Finance: 2.37%
Portfolio Recovery Associates Incorporated †	66,600	3,853,476

Diversified Financial Services: 0.95%
MarketAxess Holdings Incorporated	26,200	1,551,564

Health Care: 22.28%

Biotechnology: 4.78%
Alnylam Pharmaceuticals Incorporated †	26,700	1,792,638
Celldex Therapeutics Incorporated †	37,800	667,926
Cepheid Incorporated †	13,000	670,540
Exact Sciences Corporation «†	81,200	1,150,604
ISIS Pharmaceuticals Incorporated †	31,000	1,339,510
Keryx Biopharmaceuticals Incorporated «†	41,300	703,752
NPS Pharmaceuticals Incorporated †	48,900	1,463,577

		7,788,547

Health Care Equipment & Supplies: 7.24%
Align Technology Incorporated †	26,800	1,387,972
Cardiovascular Systems Incorporated †	77,684	2,469,574
DexCom Incorporated †	95,237	3,939,002
Endologix Incorporated †	182,000	2,342,340
NxStage Medical Incorporated †	129,400	1,648,556

		11,787,444

Health Care Providers & Services: 4.78%
Capital Senior Living Corporation †	89,600	2,328,704
ExamWorks Group Incorporated †	107,900	3,777,579
Healthways Incorporated «†	97,391	1,669,282

		7,775,565

Health Care Technology: 2.71%
athenahealth Incorporated †	7,000	1,121,680
HealthStream Incorporated †	79,556	2,124,145
HMS Holdings Corporation †	61,600	1,173,480

		4,419,305

Pharmaceuticals: 2.77%
Akorn Incorporated †	98,000	2,156,000
Egalet Corporation †	60,800	850,592

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Traditional Small Cap Growth Fund	13

Security name	Shares	Value

Pharmaceuticals (continued)
Pacira Pharmaceuticals Incorporated †	21,500	$1,504,785

		4,511,377

Industrials: 18.75%

Aerospace & Defense: 4.36%
Hexcel Corporation †	96,743	4,212,190
TASER International Incorporated †	157,800	2,886,162

		7,098,352

Building Products: 2.31%
Gibraltar Industries Incorporated †	91,958	1,735,247
USG Corporation «†	62,100	2,031,912

		3,767,159

Commercial Services & Supplies: 1.35%
InnerWorkings Incorporated †	286,149	2,191,901

Machinery: 5.09%
Barnes Group Incorporated	103,000	3,962,410
RBC Bearings Incorporated †	38,547	2,455,444
The Middleby Corporation †	7,100	1,875,891

		8,293,745

Professional Services: 2.19%
Wageworks Incorporated †	63,620	3,569,718

Road & Rail: 1.15%
Genesee & Wyoming Incorporated Class A †	19,200	1,868,544

Trading Companies & Distributors: 2.30%
Beacon Roofing Supply Incorporated †	53,600	2,072,176
Watsco Incorporated	16,700	1,668,497

		3,740,673

Information Technology: 24.65%

Communications Equipment: 1.86%
Aruba Networks Incorporated †	106,200	1,991,250
Sonus Networks Incorporated †	310,100	1,045,037

		3,036,287

Internet Software & Services: 8.40%
Bankrate Incorporated †	153,003	2,591,871
Demandware Incorporated †	20,900	1,338,854
E2open Incorporated «†	56,200	1,324,634
LivePerson Incorporated †	197,242	2,380,711
Marketo Incorporated †	24,000	784,080
Pandora Media Incorporated †	38,000	1,152,160
Shutterstock Incorporated †	11,506	835,451

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2014

Security name		Shares	Value

Internet Software & Services (continued)
SPS Commerce Incorporated †		23,409	$1,438,483
Textura Corporation «†		72,400	1,825,204

			13,671,448

Semiconductors & Semiconductor Equipment: 4.04%
Cavium Incorporated †		68,200	2,982,386
Inphi Corporation †		51,400	827,026
Mellanox Technologies Limited «†		46,500	1,819,545
Power Integrations Incorporated		14,400	947,232

			6,576,189

Software: 10.35%
Concur Technologies Incorporated †		37,178	3,683,224
Fleetmatics Group plc «†		45,312	1,515,686
Guidewire Software Incorporated †		28,800	1,412,640
Infoblox Incorporated †		74,444	1,493,347
Proofpoint Incorporated †		60,000	2,224,800
Qlik Technologies Incorporated †		64,400	1,712,396
Rally Software Development Corporation †		61,100	817,518
Realpage Incorporated «†		20,800	377,728
Tableau Software Incorporated Class A †		12,043	916,231
Ultimate Software Group Incorporated †		19,674	2,695,338

			16,848,908

Materials: 1.03%

Metals & Mining: 1.03%
Materion Corporation		49,466	1,678,381

Telecommunication Services: 2.16%

Diversified Telecommunication Services: 2.16%
Cogent Communications Group Incorporated		98,862	3,512,569

Total Common Stocks (Cost $116,512,340)			159,818,515

	Yield
Short-Term Investments: 8.26%

Investment Companies: 8.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	3,005,550	3,005,550
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.09	10,448,050	10,448,050

Total Short-Term Investments (Cost $13,453,600)			13,453,600

Total investments in securities
(Cost $129,965,940) *	106.41%	173,272,115
Other assets and liabilities, net	(6.41)	(10,441,434)

Total net assets	100.00%	$162,830,681

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Traditional Small Cap Growth Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $130,717,179 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$47,001,294
Gross unrealized depreciation	(4,446,358)

Net unrealized appreciation	$42,554,936

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of assets and liabilities—March 31, 2014

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$159,818,515
In affiliated securities, at value (see cost below)	13,453,600

Total investments, at value (see cost below)	173,272,115
Receivable for investments sold	3,263,275
Receivable for Fund shares sold	26,231
Receivable for dividends	4,140
Receivable for securities lending income	9,731
Prepaid expenses and other assets	1,320

Total assets	176,576,812

Liabilities
Payable for investments purchased	2,927,565
Payable for Fund shares redeemed	126,430
Payable upon receipt of securities loaned	10,448,050
Advisory fee payable	82,898
Distribution fees payable	268
Due to other related parties	41,586
Accrued expenses and other liabilities	119,334

Total liabilities	13,746,131

Total net assets	$162,830,681

NET ASSETS CONSIST OF
Paid-in capital	$105,779,844
Accumulated net investment loss	(17,237)
Accumulated net realized gains on investments	13,761,899
Net unrealized gains on investments	43,306,175

Total net assets	$162,830,681

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$141,445,871
Shares outstanding – Class A	6,944,253
Net asset value per share – Class A	$20.37
Maximum offering price per share – Class A2	$21.61
Net assets – Class C	$403,293
Shares outstanding – Class C	20,443
Net asset value per share – Class C	$19.73
Net assets – Administrator Class	$3,895,897
Shares outstanding – Administrator Class	179,920
Net asset value per share – Administrator Class	$21.65
Net assets – Institutional Class	$17,085,620
Shares outstanding – Institutional Class	782,140
Net asset value per share – Institutional Class	$21.84

Investments in unaffiliated securities (including securities on loan), at cost	$116,512,340

Investments in affiliated securities, at cost	$13,453,600

Total investments, at cost	$129,965,940

Securities on loan, at value	$10,391,862

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations	Wells Fargo Advantage Traditional Small Cap Growth Fund	17

	Year ended March 31, 2014[1]	Year ended October 31, 2013

Investment income
Dividends	$145,633	$934,375
Securities lending income, net	56,441	306,820
Income from affiliated securities	1,158	2,971

Total investment income	203,232	1,244,166

Expenses
Advisory fee	555,359	1,251,987
Administration fees
Fund level	34,710	78,249
Class A	156,491	327,444
Class C	362	316
Administrator Class	1,649	3,398
Institutional Class	5,954	21,631
Shareholder servicing fees
Class A	150,472	314,850
Class C	348	304
Administrator Class	3,227	6,481
Distribution fees
Class C	1,043	912
Custody and accounting fees	8,826	17,954
Professional fees	41,662	38,913
Registration fees	45,197	53,737
Shareholder report expenses	14,424	45,974
Trustees’ fees and expenses	3,595	18,121
Other fees and expenses	8,057	4,676

Total expenses	1,031,376	2,184,947
Less: Fee waivers and/or expense reimbursements	(135,359)	(202,628)

Net expenses	896,017	1,982,319

Net investment loss	(692,785)	(738,153)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	15,540,384	27,621,445
Net change in unrealized gains (losses) on investments	(8,062,439)	21,890,657

Net realized and unrealized gains (losses) on investments	7,477,945	49,512,102

Net increase in net assets resulting from operations	$6,785,160	$48,773,949

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statements of changes in net assets

	Year ended March 31, 2014[1]		Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment loss		$(692,785)		$(738,153)		$(1,103,895)
Net realized gains on investments		15,540,384		27,621,445		21,234,892
Net change in unrealized gains (losses) on investments		(8,062,439)		21,890,657		1,779,794

Net increase in net assets resulting from operations		6,785,160		48,773,949		21,910,791

Distributions to shareholders from
Net realized gains
Class A		(22,060,121)		(1,390,342)		0
Class C		(41,916)		(1,120)		0
Administrator Class		(597,696)		(34,634)		0
Institutional Class		(2,630,071)		(435,430)		0

Total distributions to shareholders		(25,329,804)		(1,861,526)		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	179,277	3,799,773	212,146	4,256,236	448,411	7,492,791
Class C	15,406	316,138	2,706	54,235	3,671	60,566
Administrator Class	20,187	469,558	17,959	374,198	12,871	224,956
Institutional Class	98,294	2,239,704	181,046	3,768,222	323,996	5,718,207

		6,825,173		8,452,891		13,496,520

Reinvestment of distributions
Class A	1,066,470	21,233,416	80,585	1,329,468	0	0
Class C	2,034	39,322	51	831	0	0
Administrator Class	26,417	558,986	1,839	31,884	0	0
Institutional Class	94,380	2,013,119	12,276	213,954	0	0

		23,844,843		1,576,137		0

Payment for shares redeemed
Class A	(442,518)	(9,329,186)	(1,147,470)	(21,785,023)	(1,488,763)	(24,960,878)
Class C	(3,642)	(70,591)	(2,996)	(57,441)	(4,370)	(71,416)
Administrator Class	(26,211)	(571,222)	(30,963)	(644,291)	(54,670)	(930,097)
Institutional Class	(145,152)	(3,285,564)	(1,852,489)	(36,320,886)	(2,368,280)	(41,700,975)

		(13,256,563)		(58,807,641)		(67,663,366)

Net increase (decrease) in net assets resulting from capital share transactions		17,413,453		(48,778,613)		(54,166,846)

Total decrease in net assets		(1,131,191)		(1,866,190)		(32,256,055)

Net assets
Beginning of period		163,961,872		165,828,062		198,084,117

End of period		$162,830,681		$163,961,872		$165,828,062

Accumulated net investment loss		$(17,237)		$(240,348)		$(844,914)

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended September 30
CLASS A		2013	2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$23.11	$17.08	$15.31	$14.31	$13.77	$12.24	$12.20
Net investment loss	(0.09)[4]	(0.11)[4]	(0.11)[4]	(0.16)[4]	(0.02)[4]	(0.12)[4]	(0.04)[4]
Net realized and unrealized gains (losses) on investments	0.96	6.34	1.88	1.16	0.56	1.65	0.10

Total from investment operations	0.87	6.23	1.77	1.00	0.54	1.53	0.06
Distributions to shareholders from
Net realized gains	(3.61)	(0.20)	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$20.37	$23.11	$17.08	$15.31	$14.31	$13.77	$12.24
Total return[5]	4.14%	36.98%	11.56%	6.99%	3.92%	12.50%	0.53%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.48%	1.48%	1.43%	1.47%	1.39%	1.33%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(1.04)%	(0.58)%	(0.69)%	(0.96)%	(0.64)%	(0.92)%	(0.45)%
Supplemental data
Portfolio turnover rate	36%	77%	57%	123%	9%	80%	118%
Net assets, end of period (000s omitted)	$141,446	$141,933	$119,490	$123,063	$136,332	$133,166	$48,067

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Growth Fund.

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended
CLASS C		2013	2012	2011	2010[2]	September 30, 2010[3]
Net asset value, beginning of period	$22.56	$16.80	$15.18	$14.29	$13.66	$13.18
Net investment loss	(0.15)[4]	(0.26)	(0.25)	(0.27)[4]	(0.02)[4]	(0.04)[4]
Net realized and unrealized gains (losses) on investments	0.93	6.22	1.87	1.16	0.65	0.52

Total from investment operations	0.78	5.96	1.62	0.89	0.63	0.48
Distributions to shareholders from
Net realized gains	(3.61)	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$19.73	$22.56	$16.80	$15.18	$14.29	$13.66
Total return[5]	3.85%	35.92%	10.74%	6.16%	3.93%	4.32%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.23%	2.23%	2.18%	2.25%	2.19%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.81)%	(1.36)%	(1.44)%	(1.72)%	(1.31)%	(1.67)%
Supplemental data
Portfolio turnover rate	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$403	$150	$116	$115	$99	$10

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

3.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31				Year ended
ADMINISTRATOR CLASS		2013	2012	2011	2010[2]	September 30, 2010[3]
Net asset value, beginning of period	$24.33	$17.94	$16.06	$14.99	$14.43	$13.80
Net investment loss	(0.08)[4]	(0.09)[4]	(0.09)[4]	(0.14)[4]	(0.01)[4]	(0.02)[4]
Net realized and unrealized gains (losses) on investments	1.01	6.68	1.97	1.21	0.57	0.65

Total from investment operations	0.93	6.59	1.88	1.07	0.56	0.63
Distributions to shareholders from
Net realized gains	(3.61)	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$21.65	$24.33	$17.94	$16.06	$14.99	$14.43
Total return[5]	4.18%	37.21%	11.71%	7.14%	3.95%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.26%	1.26%	1.23%	1.31%	1.37%
Net expenses	1.19%	1.17%	1.17%	1.19%	1.20%	1.20%
Net investment loss	(0.90)%	(0.43)%	(0.54)%	(0.83)%	(0.55)%	(0.77)%
Supplemental data
Portfolio turnover rate	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$3,896	$3,882	$3,063	$3,413	$11	$10

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

3.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

4.	Calculated based upon average shares outstanding

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2014[1]	Year ended October 31					Year ended September 30
INSTITUTIONAL CLASS		2013		2012	2011	2010[2]	2010[3]	2009[3]
Net asset value, beginning of period	$24.50	$18.03		$16.11	$15.01	$14.43	$12.79	$12.75
Net Investment income (loss)	(0.07)[4]	0.00	[4],[5]	(0.06)[4]	(0.10)	(0.00)[4,5]	(0.10)[4]	(0.02)[4]
Net realized and unrealized gains (losses) on investments	1.02	6.67		1.98	1.20	0.58	1.74	0.10

Total from investment operations	0.95	6.67		1.92	1.10	0.58	1.64	0.08
Distributions to shareholders from
Net investment income	0.00	0.00		0.00	0.00	0.00	(0.00)[5]	(0.02)
Net realized gains	(3.61)	(0.20)		0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(3.61)	(0.20)		0.00	0.00	0.00	(0.00)[5]	(0.04)
Net asset value, end of period	$21.84	$24.50		$18.03	$16.11	$15.01	$14.43	$12.79
Total return[6]	4.29%	37.42%		11.92%	7.33%	4.02%	12.87%	0.74%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.04%		1.05%	1.00%	1.04%	1.06%	1.08%
Net expenses	0.98%	0.98%		0.98%	0.98%	0.98%	1.05%	1.08%
Net investment income (loss)	(0.69)%	0.01%		(0.35)%	(0.61)%	(0.29)%	(0.78)%	(0.20)%
Supplemental data
Portfolio turnover rate	36%	77%		57%	123%	9%	80%	118%
Net assets, end of period (000s omitted)	$17,086	$17,997		$43,160	$71,493	$105,475	$102,499	$344,313

1.	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

2.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Growth Fund.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is

24	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$915,896	$(915,896)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	25
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$24,229,128	$0	$0	$24,229,128
Consumer staples	2,162,222	0	0	2,162,222
Energy	6,312,437	0	0	6,312,437
Financials	14,978,616	0	0	14,978,616
Health care	36,282,238	0	0	36,282,238
Industrials	30,530,092	0	0	30,530,092
Information technology	40,132,832	0	0	40,132,832
Materials	1,678,381	0	0	1,678,381
Telecommunication services	3,512,569	0	0	3,512,569

Short-term investments
Investment companies	3,005,550	10,448,050	0	13,453,600
	$162,824,065	$10,448,050	$0	$173,272,115

Transfers in and transfers out are recognized at the end of the reporting period. For the five months ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Fund increased. For the five months ended March 31, 2014 and the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

26	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the five months ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $2,173 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the five months ended March 31, 2014 were $58,667,084 and $65,280,640, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $117,688,628 and $168,323,042, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the five months ended March 31, 2014 and the year ended October 31, 2013, the Fund paid $65 and $265, respectively, in commitment fees.

For the five months ended March 31, 2014 and the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $25,329,804 and $1,861,526 of long-term capital gain for the five months ended March 31, 2014 and the year ended October 31, 2013, respectively. For the year ended October 31, 2012, the Fund did not pay any distributions to shareholders.

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$5,316,703	$9,196,435	$42,554,936

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Traditional Small Cap Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statements of operations for the period from November 1, 2013 to March 31, 2014 and for the year ended October 31, 2013, statements of changes in net assets for the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013, and the financial highlights for the period from November 1, 2013 to March 31, 2014, each of the years in the three-year period the ended October 31, 2013, the period from October 1, 2010 to October 31, 2010, and each of the years or periods in the two-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Traditional Small Cap Growth Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

28	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $25,329,804 was designated as long-term capital gain distributions for the five months ended March 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Russell 2000® Growth Index, for the one-, five- and ten-year periods under review, and lower than its benchmark for the three-year period under review.

32	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the three-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the performance of the Fund comapred to the Universe for all periods under review and was satisfied with the explanation of factors contributing to the underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes of shares.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Traditional Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224300 05-14 A247/AR247 03-14

Wells Fargo Advantage Precious Metals Fund

Annual Report

March 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Precious Metals Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Precious Metals Fund for the 12-month period that ended March 31, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. Investors appeared less risk-averse, favoring higher-growth sectors of the market—such as information technology—over defensive companies, such as utilities. Further, gold prices tumbled in the face of fewer investors seeking a perceived safe-haven asset.

U.S. economic prospects brightened.

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the monetary policymaking body of the Federal Reserve (Fed)—kept its key interest rate near zero and purchased both mortgage-backed securities and long-term U.S. Treasuries in an effort to keep interest rates low. The markets benefited from this accommodative monetary policy, such that both stocks and bonds initially sold off after indications in May 2013 that the FOMC might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program. Leadership of the FOMC transitioned to Janet Yellen at the end of January 2014 after eight years under Ben Bernanke.

Meanwhile, in May 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.50%. The ECB again lowered its key rate to 0.25% in November 2013. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013. The jobs picture continued to slowly improve as the unemployment rate declined to 6.7% as of February 2014. Meanwhile, inflation remained low. The eurozone exited a protracted recession and reported weak but positive economic activity during the last three quarters of 2013.

U.S. equity markets had strong returns.

The modestly positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. In the U.S., the S&P 500 Index1 returned 21.86% during the 12-month period that ended March 31, 2014. Strong results came despite several short-term sell-offs, the most significant of which occurred in January 2014 as the result of new concerns about global economic strength when China posted weak manufacturing data and renewed emerging markets volatility.

After declining for most of 2013, gold prices rebounded in the first quarter of 2014.

Gold prices finished 2013 with the first annual decline in 13 years. Gold prices suffered in 2013 because economic growth appeared sustainable, interest rates

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Precious Metals Fund	3

rose in response to Fed comments suggesting monetary policy would become less accommodative (which made gold less attractive than interest-earning investments), and the U.S. dollar appreciated. Gold prices rebounded later in the reporting period, however, as longer-term U.S. Treasury bond yields declined, the U.S. dollar index fell, and China showed signs of economic weakness, causing investors to become more risk-averse. Despite posting a double-digit gain in the first quarter of 2014, precious metals shares (FTSE Gold Mines Index2) ended the reporting period with a 36.14% decline.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Gold prices rebounded later in the reporting period, however, as longer-term U.S. Treasury bond yields declined, the U.S. dollar index fell, and China showed signs of economic weakness, causing investors to become more risk-averse.

2.	The FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

4	Wells Fargo Advantage Precious Metals Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA

Oleg Makhorine

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	(35.13)	(5.07)	3.60	(31.17)	(3.94)	4.21	1.18	1.09
Class B (EKWBX)*	1-30-1978	(35.08)	(4.99)	3.69	(31.68)	(4.66)	3.69	1.93	1.84
Class C (EKWCX)	1-29-1998	(32.67)	(4.66)	3.46	(31.67)	(4.66)	3.46	1.93	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	(31.06)	(3.81)	4.35	1.02	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	(30.95)	(3.64)	4.53	0.75	0.75
FTSE Gold Mines Index[4]	–	–	–	–	(36.14)	(9.13)	(0.84)	–	–
S&P 500 Index[5]	–	–	–	–	21.86	21.16	7.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Funds that concentrate their investments in limited sectors, such as gold related investments may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	7

Growth of $10,000 investment[6] as of March 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through July 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the FTSE Gold Mines Index, but underperformed the S&P 500 Index for the 12-month period that ended March 31, 2014. The past year included a decline in the price of gold, and the share prices of precious metals stocks fell even more sharply.

■	The Fund’s holdings in gold-royalty companies, which provide upfront capital to mining producers for a royalty on future production, aided results during the period. An overweight position to Randgold Resources Limited and Osisko Mining Corporation also helped results.

■	The Fund’s holdings in Detour Gold Corporation and Perseus Mining Limited, which we no longer hold, and its underweight to Goldcorp Incorporated detracted from results.

The price of gold fell 19% during the 12-month period.

Gold prices were largely influenced by investor concern that when the U.S. Federal Reserve (Fed) reduced its bond-buying program, higher interest rates and even lower gold prices would follow. The price of gold continued to fall throughout the 12-month period as subsequent Federal Open Market Committee meetings confirmed the Fed’s tapering bias. Little evidence of inflation as well as expressions of concern from the Fed about the low rate of inflation also did not help the price of gold, which is seen as a hedge against inflation.

Sales of gold exchange-traded funds (ETFs), primarily from individual U.S. investors, took place throughout the first nine months of the period as investor sentiment about global growth improved and a reduction of the Fed’s bond-buying program became a reality. ETF purchases resumed during the first three months of 2014 as weaker-than-expected economic growth in the U.S. and the subsequent drop in bond yields caused a renewed interest in gold.

Ten largest equity holdings[7] (%) as of March 31, 2014
Randgold Resources Limited ADR	10.45
Wells Fargo Special Investments (Cayman) SPC	6.92
Goldcorp Incorporated	6.17
Agnico-Eagle Mines Limited	5.23
Royal Gold Incorporated	5.17
Eldorado Gold Corporation	4.72
Kinross Gold Corporation	4.11
Goldcorp Incorporated-U.S. Exchange Traded Shares	3.70
Fresnillo plc	3.68
Yamana Gold Incorporated	3.64

Gold-mining stocks underperformed relative to the price of gold.

The prices of gold-mining stocks typically rose or fell further than the price of gold. The 12-month period was no exception, with the smaller-capitalization exploration and development names faring the worst. However, a majority of the larger-capitalization companies also underperformed.

Randgold Resources Limited was the Fund’s top contributor to relative results. The company, which has mining operations in West Africa, benefited from its lower-cost structure, debt-free balance sheet, and the successful commissioning of its new Kibali mine. Other contributors included Osisko Mining Corporation and royalty companies Royal Gold Incorporated and Franco-Nevada

Corporation. Osisko Mining Corporation’s shares rose because operations at its Malartic mine continued to improve and it was the subject of a hostile takeover offer from Goldcorp Incorporated in January 2014. Silver producer Tahoe Resources Incorporated also outperformed after declaring the completion of its Escobal mine in Guatemala was done within budget.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	9

Country allocation[8] as of March 31, 2014

One of the most noteworthy detractors was Detour Gold Corporation, which declined on news that its 2013 gold production would be lower than expected and that, as a result, the firm would need additional capital to finish the commissioning of its Detour Lake mine. The Fund’s underweight positions to Goldcorp Incorporated and AngloGold Ashanti Limited also detracted, as both stocks outperformed.

Gold and precious metals companies are likely to remain a perceived hedge against inflation.

We believe the short-term outlook for gold prices is largely dependent on economic data. If U.S. economic weakness continues beyond the effect of this year’s harsh winter weather and if European and Japanese growth stagnates, then we would expect the environment to be supportive for gold prices. We also expect that gold prices may be supported by strong Chinese demand for physical gold as well as less selling by U.S. investors of gold ETFs.

Over the longer term, we believe that eventual inflationary pressures could bode well for precious metals prices. Additionally, gold prices could benefit from emerging markets investors investing in gold rather than in their local currencies or securities denominated in their local currencies. At the other end of the spectrum, we expect to see Chinese investors continuing to diversify their U.S. dollar exposure into gold.

We believe gold-related stocks have better appreciation potential than the metal itself. However, stock selection will remain important because company fundamentals tend to drive stock prices. Higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are likely to outperform. We also favor production companies over exploration or development firms because they are more established, generally have positive cash flow, and are at less risk of needing to raise capital.

Please see footnotes on page 7.

10	Wells Fargo Advantage Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account Value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$949.46	$5.30	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class B
Actual	$1,000.00	$945.84	$8.93	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Class C
Actual	$1,000.00	$945.94	$8.93	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class
Actual	$1,000.00	$950.17	$4.62	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$950.83	$3.84	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Precious Metals Fund	11

Security name	Shares	Value

Common Stocks: 91.24%

Australia: 3.27%
Newcrest Mining Limited (Materials, Metals & Mining)	928,440	$8,515,642
Regis Resources Limited (Materials, Metals & Mining)	2,500,000	5,262,997
Troy Resources NL (Materials, Metals & Mining) †	703,600	685,145
Troy Resources NL-Canadian Exchange Traded Shares (Materials, Metals & Mining) †	500,000	479,421
Troy Resources NL-Canadian Exchange Traded Shares (Materials, Metals & Mining) †(a)144A	575,000	559,676
Troy Resources NL-Canadian Exchange Traded Shares-Legend Shares (Materials, Metals & Mining) †(i)	95,833	91,889

		15,594,770

Canada: 65.81%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	825,164	24,961,211
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining) †	35,000	1,058,750
Alamos Gold Incorporated (Materials, Metals & Mining)	1,417,600	12,810,334
Atacama Pac Gold Corporation (Materials, Metals & Mining) †	400,000	253,279
Aureus Mining Incorporated (Materials, Metals & Mining) †	3,353,000	1,753,848
AuRico Gold Incorporated (Materials, Metals & Mining)	1,000,000	4,360,018
B2Gold Corporation (Materials, Metals & Mining) †	4,640,000	12,591,588
Barrick Gold Corporation (Materials, Metals & Mining)	784,083	13,980,200
Centerra Gold Incorporated (Materials, Metals & Mining)	800,000	3,726,820
Centerra Gold Incorporated (Materials, Metals & Mining) 144A†	350,000	1,630,484
Continental Gold Limited (Materials, Metals & Mining) †	1,000,000	3,455,450
Detour Gold Corporation (Materials, Metals & Mining) †	121,057	1,047,956
Detour Gold Corporation (Materials, Metals & Mining) †144A	525,000	4,544,776
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	779,104
Eldorado Gold Corporation (Materials, Metals & Mining)	4,051,044	22,536,337
Entree Gold Incorporated-Legend Shares (Materials, Metals & Mining) †(i)	1,275,000	449,796
Exeter Resource Corporation-Legend Shares (Materials, Metals & Mining) †	585,000	354,545
First Quantum Minerals Limited-Legend Shares (Materials, Metals & Mining) †	96,000	1,776,716
Franco-Nevada Corporation (Materials, Metals & Mining) 144A†	142,500	6,548,168
Franco-Nevada Corporation (Materials, Metals & Mining)	300,000	13,785,617
Goldcorp Incorporated (Materials, Metals & Mining)	1,207,254	29,452,411
Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	721,694	17,667,069
Kinross Gold Corporation (Materials, Metals & Mining)	4,750,553	19,638,197
Mag Silver Corporation (Materials, Metals & Mining) †(i)	450,000	3,122,117
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining)†	100,000	693,804
New Gold Incorporated (Materials, Metals & Mining) †	1,700,000	8,411,578
Osisko Mining Corporation (Materials, Metals & Mining) †	2,167,001	13,486,175
Osisko Mining Corporation-Legend Shares (Materials, Metals & Mining) †	1,500,000	9,335,142
Platinum Group Metals Limited (Materials, Metals & Mining) †	3,450,000	3,464,043
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining) †	800,000	803,256
Primero Mining Corporation (Materials, Metals & Mining) †	585,100	4,239,395
Rio Alto Mining Limited (Materials, Metals & Mining) †	500,000	976,934
Semafo Incorporated (Materials, Metals & Mining)	2,060,400	7,268,711
Silver Wheaton Corporation (Materials, Metals & Mining)	12,950	293,791
Silver Wheaton Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	700,000	15,890,000
Tahoe Resources Incorporated (Materials, Metals & Mining) †	600,000	12,683,853
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining) †	280,000	5,919,132
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	500,000	483,944
Torex Gold Resources Incorporated (Materials, Metals & Mining) †144A(i)	1,850,000	1,790,592

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Precious Metals Fund	Portfolio of investments—March 31, 2014

Security name			Shares	Value

Canada (continued)
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †(i)			2,662,500	$2,577,001
Yamana Gold Incorporated (Materials, Metals & Mining)			1,982,040	17,355,176
Yamana Gold Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)			700,537	6,150,715

				314,108,033

Peru: 0.28%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)			104,644	1,315,375

South Africa: 1.34%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)			200,591	3,426,094
Impala Platinum Holdings Limited (Materials, Metals & Mining)			259,346	2,956,071

				6,382,165

United Kingdom: 14.48%
Fresnillo plc (Materials, Metals & Mining)			1,250,000	17,578,014
Hochschild Mining plc (Materials, Metals & Mining)			599,251	1,685,882
Randgold Resources Limited ADR (Materials, Metals & Mining)			665,000	49,875,000

				69,138,896

United States: 6.06%
Newmont Mining Corporation (Materials, Metals & Mining)			180,455	4,229,865
Royal Gold Incorporated (Materials, Metals & Mining)			394,436	24,699,582

				28,929,447

Total Common Stocks (Cost $374,131,539)				435,468,686

Other: 6.92%
Wells Fargo Special Investments (Cayman) SPC †(l)			14,176	33,038,007

Total Other (Cost $21,921,923)				33,038,007

		Expiration date

Warrants: 0.00%

Canada: 0.00%
Aureus Mining Incorporated-Legend Shares (Materials, Metals & Mining) †(a)(i)		5-16-2014	725,000	0
Kinross Gold Corporation (Materials, Metals & Mining) †		9-17-2014	207,130	2,811
Kinross Gold Corporation-Legend Shares (Materials, Metals & Mining) †		9-17-2014	49,500	679

Total Warrants (Cost $1,224,431)				3,490

	Yield

Short-Term Investments: 1.79%

Investment Companies: 1.79%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		8,550,639	8,550,639

Total Short-Term Investments (Cost $8,550,639)				8,550,639

Total investments in securities (Cost $405,828,532) *	99.95%	477,060,822
Other assets and liabilities, net	0.05	236,663

Total net assets	100.00%	$477,297,485

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Precious Metals Fund	13

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $446,337,228 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$162,108,715
Gross unrealized depreciation	(131,385,121)

Net unrealized appreciation	$30,723,594

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Precious Metals Fund	Statement of assets and liabilities—March 31, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$435,472,176
In affiliated securities, at value (see cost below)	41,588,646

Total investments, at value (see cost below)	477,060,822
Foreign currency, at value (see cost below)	398,099
Receivable for investments sold	348,732
Receivable for Fund shares sold	779,114
Receivable for dividends	420,831
Prepaid expenses and other assets	43,872

Total assets	479,051,470

Liabilities
Payable for Fund shares redeemed	1,074,625
Advisory fee payable	215,689
Distribution fees payable	71,473
Due to other related parties	125,574
Shareholder report expenses payable	90,207
Shareholder servicing fees payable	100,441
Accrued expenses and other liabilities	75,976

Total liabilities	1,753,985

Total net assets	$477,297,485

NET ASSETS CONSIST OF
Paid-in capital	$559,632,965
Accumulated net investment loss	(11,546,337)
Accumulated net realized losses on investments	(142,023,302)
Net unrealized gains on investments	71,234,159

Total net assets	$477,297,485

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$300,905,588
Shares outstanding – Class A	8,209,758
Net asset value per share – Class A	$36.65
Maximum offering price per share – Class A2	$38.89
Net assets – Class B	$7,303,996
Shares outstanding – Class B	217,743
Net asset value per share – Class B	$33.54
Net assets – Class C	$94,864,549
Shares outstanding – Class C	2,867,717
Net asset value per share – Class C	$33.08
Net assets – Administrator Class	$32,230,372
Shares outstanding – Administrator Class	875,345
Net asset value per share – Administrator Class	$36.82
Net assets – Institutional Class	$41,992,980
Shares outstanding – Institutional Class	1,136,080
Net asset value per share – Institutional Class	$36.96

Investments in unaffiliated securities, at cost	$375,355,970

Investments in affiliated securities, at cost	$30,472,562

Total investments, at cost	$405,828,532

Foreign currency, at cost	$397,706

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2014	Wells Fargo Advantage Precious Metals Fund	15

Investment income
Dividends *	$6,559,811
Income from affiliated securities	13,420
Interest	460

Total investment income	6,573,691

Expenses
Advisory fee	3,230,670
Administration fees
Fund level	271,526
Class A	864,671
Class B	29,348
Class C	303,562
Administrator Class	38,062
Institutional Class	35,506
Shareholder servicing fees
Class A	831,414
Class B	28,008
Class C	291,887
Administrator Class	90,029
Distribution fees
Class B	84,656
Class C	875,661
Custody and accounting fees	48,614
Professional fees	50,837
Registration fees	66,722
Shareholder report expenses	123,676
Trustees’ fees and expenses	10,771
Other fees and expenses	34,140

Total expenses	7,309,760
Less: Fee waivers and/or expense reimbursements	(619,179)

Net expenses	6,690,581

Net investment loss	(116,890)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(94,191,041)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(149,998,298)
Affiliated securities	(8,765,669)

Net change in unrealized gains (losses) on investments	(158,763,967)

Net realized and unrealized gains (losses) on investments	(252,955,008)

Net decrease in net assets resulting from operations	$(253,071,898)

* Net of foreign dividend withholding taxes in the amount of	$705,728

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Precious Metals Fund	Statement of changes in net assets

	Year ended March 31, 2014		Year ended March 31, 2013

Operations
Net investment loss		$(116,890)		$(1,997,058)
Net realized gains (losses) on investments		(94,191,041)		10,939,850
Net change in unrealized gains (losses) on investments		(158,763,967)		(242,052,565)

Net decrease in net assets resulting from operations		(253,071,898)		(233,109,773)

Distributions to shareholders from
Net realized gains
Class A		(1,732,919)		(20,976,124)
Class B		(56,443)		(1,031,347)
Class C		(644,334)		(9,085,901)
Administrator Class		(208,267)		(1,920,708)
Institutional Class		(234,533)		(2,356,776)

Total distributions to shareholders		(2,876,496)		(35,370,856)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,429,528	94,413,758	2,257,424	144,428,980
Class B	6,082	215,945	7,670	467,719
Class C	464,039	16,503,538	391,142	23,464,336
Administrator Class	814,815	31,629,743	682,430	44,177,147
Institutional Class	706,207	27,233,344	491,438	31,917,407

		169,996,328		244,455,589

Reinvestment of distributions
Class A	48,309	1,568,095	282,267	18,262,664
Class B	1,555	46,307	14,040	839,997
Class C	16,486	484,020	113,346	6,688,558
Administrator Class	3,702	120,659	14,386	933,391
Institutional Class	7,060	230,853	32,413	2,106,197

		2,449,934		28,830,807

Payment for shares redeemed
Class A	(3,577,817)	(140,470,142)	(3,183,845)	(204,373,606)
Class B	(205,969)	(7,350,319)	(201,515)	(11,922,982)
Class C	(1,546,100)	(53,949,247)	(1,064,418)	(62,019,571)
Administrator Class	(931,783)	(34,759,227)	(467,926)	(29,628,436)
Institutional Class	(678,847)	(26,388,223)	(541,692)	(34,820,841)

		(262,917,158)		(342,765,436)

Net decrease in net assets resulting from capital share transactions		(90,470,896)		(69,479,040)

Total decrease in net assets		(346,419,290)		(337,959,669)

Net assets
Beginning of period		823,716,775		1,161,676,444

End of period		$477,297,485		$823,716,775

Accumulated net investment loss		$(11,546,337)		$(13,472,816)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$53.59	$70.30	$85.64	$93.43	$64.40	$33.15
Net investment income (loss)	0.05 [3]	(0.01)[3]	(0.19)[3]	(0.21)[3]	(0.35)[3]	(0.33)[3]
Net realized and unrealized gains (losses) on investments	(16.78)	(14.47)	(13.39)	3.24	29.38	33.23

Total from investment operations	(16.73)	(14.48)	(13.58)	3.03	29.03	32.90
Distributions to shareholders from
Net investment income	0.00	0.00	(1.27)	(4.06)	0.00	0.00
Net realized gains	(0.21)	(2.23)	(0.49)	(6.76)	0.00	(1.65)

Total distributions to shareholders	(0.21)	(2.23)	(1.76)	(10.82)	0.00	(1.65)
Net asset value, end of period	$36.65	$53.59	$70.30	$85.64	$93.43	$64.40
Total return[4]	(31.17)%	(21.14)%	(15.95)%	3.14%	45.10%	103.24%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.18%	1.14%	1.15%	1.09%	1.08%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.05%	1.08%
Net investment income (loss)	0.12%	(0.02)%	(0.24)%	(0.57)%	(0.45)%	(0.62)%
Supplemental data
Portfolio turnover rate	16%	6%	4%	5%	14%	14%
Net assets, end of period (000s omitted)	$300,906	$498,874	$699,773	$873,142	$954,220	$594,910

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Precious Metals Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS B	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$49.44	$65.53	$79.20	$86.53	$60.10	$31.25
Net investment loss	(0.22)[3]	(0.47)[3]	(0.77)[3]	(0.44)[3]	(0.86)[3]	(0.68)[3]
Net realized and unrealized gains (losses) on investments	(15.47)	(13.39)	(12.29)	3.01	27.29	31.18

Total from investment operations	(15.69)	(13.86)	(13.06)	2.57	26.43	30.50
Distributions to shareholders from
Net investment income	0.00	0.00	(0.12)	(3.14)	0.00	0.00
Net realized gains	(0.21)	(2.23)	(0.49)	(6.76)	0.00	(1.65)

Total distributions to shareholders	(0.21)	(2.23)	(0.61)	(9.90)	0.00	(1.65)
Net asset value, end of period	$33.54	$49.44	$65.53	$79.20	$86.53	$60.10
Total return[4]	(31.68)%	(21.74)%	(16.58)%	2.82%	44.00%	101.77%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.93%	1.89%	1.90%	1.83%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.80%	1.83%
Net investment loss	(0.60)%	(0.78)%	(1.01)%	(1.32)%	(1.19)%	(1.37)%
Supplemental data
Portfolio turnover rate	16%	6%	4%	5%	14%	14%
Net assets, end of period (000s omitted)	$7,304	$20,570	$39,046	$71,761	$82,984	$69,553

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$48.76	$64.66	$78.43	$85.86	$59.63	$31.02
Net investment loss	(0.22)[3]	(0.46)[3]	(0.75)[3]	(0.43)[3]	(0.86)[3]	(0.68)[3]
Net realized and unrealized gains (losses) on investments	(15.25)	(13.21)	(12.18)	2.98	27.09	30.94

Total from investment operations	(15.47)	(13.67)	(12.93)	2.55	26.23	30.26
Distributions to shareholders from
Net investment income	0.00	0.00	(0.35)	(3.22)	0.00	0.00
Net realized gains	(0.21)	(2.23)	(0.49)	(6.76)	0.00	(1.65)

Total distributions to shareholders	(0.21)	(2.23)	(0.84)	(9.98)	0.00	(1.65)
Net asset value, end of period	$33.08	$48.76	$64.66	$78.43	$85.86	$59.63
Total return[4]	(31.67)%	(21.74)%	(16.58)%	2.82%	44.01%	101.75%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.93%	1.89%	1.90%	1.84%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.80%	1.83%
Net investment loss	(0.62)%	(0.77)%	(0.99)%	(1.31)%	(1.19)%	(1.37)%
Supplemental data
Portfolio turnover rate	16%	6%	4%	5%	14%	14%
Net assets, end of period (000s omitted)	$94,865	$191,782	$290,513	$398,047	$396,590	$273,636

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Precious Metals Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31, 2010[2]
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]
Net asset value, beginning of period	$53.75	$70.42	$85.70	$93.65	$77.73
Net investment income (loss)	0.10 [3]	0.08 [3]	(0.06)[3]	(0.11)[3]	(0.12)[3]
Net realized and unrealized gains (losses) on investments	(16.82)	(14.52)	(13.41)	3.22	16.04

Total from investment operations	(16.72)	(14.44)	(13.47)	3.11	15.92
Distributions to shareholders from
Net investment income	0.00	0.00	(1.32)	(4.30)	0.00
Net realized gains	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	(0.21)	(2.23)	(1.81)	(11.06)	0.00
Net asset value, end of period	$36.82	$53.75	$70.42	$85.70	$93.65
Total return[4]	(31.06)%	(21.05)%	(15.81)%	3.20%	20.48%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.01%	0.94%	0.91%	1.06%
Net expenses	0.95%	0.95%	0.92%	0.91%	0.95%
Net investment income (loss)	0.26%	0.13%	(0.08)%	(0.30)%	(0.54)%
Supplemental data
Portfolio turnover rate	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$32,230	$53,142	$53,497	$94,103	$127

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	21

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$53.87	$70.43	$85.84	$93.68	$64.41	$33.07
Net investment income (loss)	0.16 [3]	0.19	0.12	(0.06)[3]	(0.14)[3]	(0.20)[3]
Net realized and unrealized gains (losses) on investments	(16.86)	(14.52)	(13.45)	3.26	29.41	33.19

Total from investment operations	(16.70)	(14.33)	(13.33)	3.20	29.27	32.99
Distributions to shareholders from
Net investment income	0.00	0.00	(1.59)	(4.28)	0.00	0.00
Net realized gains	(0.21)	(2.23)	(0.49)	(6.76)	0.00	(1.65)

Total distributions to shareholders	(0.21)	(2.23)	(2.08)	(11.04)	0.00	(1.65)
Net asset value, end of period	$36.96	$53.87	$70.43	$85.84	$93.68	$64.41
Total return[4]	(30.95)%	(20.89)%	(15.64)%	3.32%	45.47%	103.78%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.75%	0.71%	0.72%	0.78%	0.82%
Net expenses	0.78%	0.75%	0.71%	0.69%	0.78%	0.82%
Net investment income (loss)	0.41%	0.32%	0.14%	(0.15)%	(0.18)%	(0.37)%
Supplemental data
Portfolio turnover rate	16%	6%	4%	5%	14%	14%
Net assets, end of period (000s omitted)	$41,993	$59,349	$78,846	$96,798	$84,087	$42,511

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees . The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source

Notes to financial statements	Wells Fargo Advantage Precious Metals Fund	23

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, net operating losses and passive foreign investment companies. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(2,319,943)	$2,043,369	$276,574

As of March 31, 2014, the Fund had capital loss carryforwards which consist of $2,205,181 in short-term capital losses and $57,088,478 in long-term capital losses.

As of March 31, 2014, the Fund had $42,220,947 of current year deferred post-October capital losses and a qualified late-year ordinary loss of $11,528,384 which will both be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between

24	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Australia	$15,035,094	$559,676	$0	$15,594,770
Canada	313,854,754	253,279	0	314,108,033
Peru	1,315,375	0	0	1,315,375
South Africa	6,382,165	0	0	6,382,165
United Kingdom	69,138,896	0	0	69,138,896
United States	28,929,447	0	0	28,929,447
Other	0	33,038,007	0	33,038,007
Warrants
Canada	0	3,490	0	3,490
Short-term investments
Investment companies	8,550,639	0	0	8,550,639
	$443,206,370	$33,854,452	$0	$477,060,822
Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2014, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds

Notes to financial statements	Wells Fargo Advantage Precious Metals Fund	25

Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.95% for Administrator Class shares and 0.79% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $50,883 from the sale of Class A shares and $1,921 and $2,885 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2014 were $85,207,872 and $154,735,908, respectively.

6. INVESTMENT IN AFFILIATE

The Fund invests in Wells Fargo Special Investments (Cayman) SPC, a wholly owned subsidiary of the Fund, which invests solely in gold bullion. Investments in commodities are valued on each business day as of the close of the New York Stock Exchange (normally 4 p.m. Eastern Time). As of March 31, 2014, Wells Fargo Special Investments (Cayman) SPC held $32,970,944 in gold bullion which represents 99.80% of its net assets. The Fund is the sole shareholder of the affiliated subsidiary. An affiliated company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of transactions with the affiliate for the year ended March 31, 2014 was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Amount of equity in net profit and loss
Wells Fargo Special Investments (Cayman) SPC	15,236	0	1,060	14,176	$33,038,007	$11,116,084

26	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2014, the Fund paid $1,386 in commitment fees.

For the year ended March 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,876,496 and $35,370,856 of long-term capital gain for the years ended March 31, 2014 and March 31, 2013, respectively.

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward
$30,725,463	$(11,528,384)	$(42,220,947)	$(59,293,659)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals companies and, therefore, may be more affected by changes in the precious metals sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Precious Metals Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the two-year period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Precious Metals Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

28	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,876,496 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2014.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended March 31, 2014. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$705,728	$0.0530	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Precious Metals Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the FTSE Gold Mines Index, for all periods under review.

32	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	33

Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Precious Metals Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224301 05-14 A316/AR316 03-14

Wells Fargo Advantage

Specialized Technology Fund

Annual Report

March 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Specialized Technology Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Information technology companies continued to benefit from long-term trends such as the growth of cloud computing, a shift toward software-as-a-service, and great use of data analytics.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Specialized Technology Fund for the 12-month period that ended March 31, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. Investors appeared less risk-averse, favoring higher-growth sectors of the market—such as information technology—over defensive companies, such as utilities. Further, gold prices tumbled in the face of a modestly positive U.S. economic outlook and low inflation.

U.S. economic prospects brightened.

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the monetary policymaking body of the Federal Reserve—kept its key interest rate near zero and purchased both mortgage-backed securities and long-term U.S. Treasuries in an effort to keep interest rates low. The markets benefited from this accommodative monetary policy, such that both stocks and bonds initially sold off after indications in May 2013 that the FOMC might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program. Leadership of the FOMC transitioned to Janet Yellen at the end of January 2014 after eight years under Ben Bernanke.

Meanwhile, in May 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.50%. The ECB again lowered its key rate to 0.25% in November 2013. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013. The jobs picture continued to slowly improve as the unemployment rate declined to 6.7% as of February 2014. Meanwhile, inflation remained low. The eurozone exited a protracted recession and reported weak but positive economic activity during the last three quarters of 2013.

U.S. equity markets had strong returns.

The modestly positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. In the U.S., the S&P 500 Index1 returned 21.86% during the 12-month period that ended March 31, 2014. Strong results came despite several short-term sell-offs, the most significant of which occurred in January 2014 as the result of new concerns about global economic strength when China posted weak manufacturing data and renewed emerging markets volatility.

Economically-sensitive companies had the best results over the past 12 months. Information technology companies continued to benefit from long-term trends such as the growth of cloud computing, a shift toward software-as-a-service, and great use of data analytics. The S&P North American Technology Index2 advanced 27.07% over the 12-month period that ended March 31, 2014.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The S&P North American Technology Index is a modified market-capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Specialized Technology Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA

Walter C. Price, Jr., CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSTX)	9-18-2000	29.34	22.24	9.96	37.27	23.68	10.61	1.62	1.56
Class B (WFTBX)*	9-18-2000	31.18	22.59	10.05	36.18	22.76	10.05	2.37	2.31
Class C (WFTCX)	9-18-2000	35.14	22.76	9.80	36.14	22.76	9.80	2.37	2.31
Administrator Class (WFTDX)	7-30-2010	–	–	–	37.54	23.87	10.70	1.46	1.41
Investor Class (WFTZX)	4-8-2005	–	–	–	37.23	23.59	10.50	1.68	1.59
S&P North American Technology Index[4]	–	–	–	–	27.07	22.42	8.24	–	–
S&P 500 Index[5]	–	–	–	–	21.86	21.16	7.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as technology, may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	5

Growth of $10,000 investment[6] as of March 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Investor Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through July 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.58% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P North American Technology Index is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed both benchmarks, the S&P North American Technology Index and the S&P 500 Index, for the 12-month period that ended March 31, 2014.

■	Careful selection of stocks experiencing unique growth drivers while avoiding many of those adversely affected by secular pressures was the primary source of this period’s outperformance.

■	On the negative side, our underweight to mega-caps Microsoft Corporation and Google Incorporated detracted from performance. In addition, our overweight to certain mid-cap companies faced pressure amid weakness in enterprise spending for much of the period.

Our goal has been to identify technology trends ahead of the crowd.

Our absolute and relative performance this period underscores the importance of what we believe is one of the most unique qualities of the information technology (IT) sector. That is, new and disruptive trends emerge regularly that have the potential to expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies from within the sector. Our primary goal has always been to identify these major trends ahead of the crowd and invest in the emerging leaders.

Ten largest equity holdings[7] (%) as of March 31, 2014
Microsoft Corporation	6.17
Google Incorporated Class A	5.72
Apple Incorporated	3.80
Tesla Motors Incorporated	3.73
Western Digital Corporation	3.59
Amazon.com Incorporated	3.31
ServiceNow Incorporated	3.16
Facebook Incorporated Class A	3.05
Visa Incorporated Class A	2.65
Seagate Technology plc	2.48

Electric vehicle (EV) and powertrain manufacturer Tesla Motors Incorporated, was the largest contributor to relative returns during the period. In May 2013, shares began their surge after unit sales increases helped Tesla reach its first quarterly profit as a public company. In the first quarter of 2014, Tesla shares surged on the announcement of the company’s plans to build a gigafactory to mass produce lithium-ion batteries for its vehicles. Many investors saw this move as having profound implications in adjacent markets like energy storage. We think this is a critical step toward producing the mass market EV, which is one of our key investment case drivers.

In addition to Tesla, we had strong contributions from consumer internet holdings such as Facebook Incorporated

Class A and Yelp Incorporated during the period. Social-networking website operator Facebook surged on reports indicating the company’s efforts on mobile devices are driving an increase in user engagement and marketers are taking notice. Yelp operates a local business review website and has built a strong following and brand recognition and focuses on advertising revenues from local businesses.

We saw strong contributions from holdings such as Western Digital Corporation and Micron Technology Incorporated. These companies operate in key components areas such as memory and disk drives. A recent consolidation among suppliers has allowed these survivors to increase their returns on a secular basis and increase earnings above investors’ previous expectations who viewed these products as “commodities with low margins.” We think stocks in these segments have the potential to be rerated from their presently low multiples of earnings.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	7

Industry distribution[8] as of March 31, 2014

On the negative side, our position in data-storage computer and software maker Fusion-io Incorporated, was a top detractor during the period. The company’s shares fell as expectations of a pickup in enterprise spending continued to be pushed out and competition from lower-priced products wore on operating margins. In addition, the departure of several key members of management weighed on investor sentiment. We ultimately exited the position in 2013.

Soft enterprise spending similarly affected our position in network security solution provider Palo Alto Networks during the period. At the end of May 2013, the company reported fiscal third-quarter revenue figures that lagged analysts’ estimates and issued fiscal fourth-quarter revenue guidance that also fell short. Although the company later reported robust fourth-quarter results, shares again came under pressure and we ultimately exited our position in the fall based on limited visibility.

Local services review website operator Angie’s List Incorporated, was also one of our top detractors. The shares first came under pressure after the company released disappointing earnings results for their June quarter. We ultimately exited our position in the fall entirely on concerns the company’s subscription-based model might be threatened by free models like Yelp’s. These sentiments were later confirmed after the company lowered the price of membership subscriptions, which caused shares to tumble.

As we look ahead, we will seek emerging leaders in next-generation technology.

Looking forward, we believe the IT sector should provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. At present, we are seeing a wave of innovation in the sector that is producing great returns for those companies leading the charge. In many cases, these advances are made at the expense of companies beholden to yesterday’s technologies. We believe these conditions are ideal for our strategy, which emphasizes emerging leaders in next-generation technologies.

Please see footnotes on page 5.

8	Wells Fargo Advantage Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account Value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,098.98	$8.11	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Class B
Actual	$1,000.00	$1,095.72	$12.02	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	$11.55	2.30%
Class C
Actual	$1,000.00	$1,094.78	$12.01	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	$11.55	2.30%
Administrator Class
Actual	$1,000.00	$1,100.33	$7.33	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Investor Class
Actual	$1,000.00	$1,099.98	$8.27	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$7.95	1.58%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Specialized Technology Fund	9

Security name	Shares	Value

Common Stocks: 92.74%

Consumer Discretionary: 10.53%

Automobiles: 3.77%
Tesla Motors Incorporated †	54,015	$11,259,427
Toyota Motor Corporation ADR	929	104,884

		11,364,311

Household Durables: 1.15%
Harman International Industries Incorporated	32,715	3,480,876

Internet & Catalog Retail: 5.61%
Amazon.com Incorporated †	29,640	9,974,453
Ctrip.com International Limited ADR †«	11,600	584,872
Netflix Incorporated †	3,900	1,372,917
priceline.com Incorporated †	3,430	4,088,183
Rakuten Incorporated	34,200	456,265
Zulily Incorporated Class A †«	8,890	446,189

		16,922,879

Industrials: 1.38%

Construction & Engineering: 1.38%
Quanta Services Incorporated †	113,180	4,176,342

Information Technology: 80.83%

Communications Equipment: 7.85%
Alcatel-Lucent SA †	436,955	1,722,841
Alcatel-Lucent SA ADR	1,133,095	4,419,071
Aruba Networks Incorporated †	169,730	3,182,438
Cisco Systems Incorporated	27,835	623,782
F5 Networks Incorporated †	34,245	3,651,544
Juniper Networks Incorporated †	237,765	6,124,826
QUALCOMM Incorporated	50,335	3,969,418

		23,693,920

Electronic Equipment, Instruments & Components: 2.26%
Arrow Electronics Incorporated †	41,925	2,488,668
Hirose Electric Company Limited	4,500	618,224
Ingram Micro Incorporated Class A †	21,840	645,590
Keyence Corporation	1,400	577,416
Murata Manufacturing Company Limited	11,600	1,094,085
OMRON Corporation	34,100	1,407,412

		6,831,395

Internet Software & Services: 16.09%
Autohome Incorporated ADR †«	1,281	49,203
Cornerstone OnDemand Incorporated †	19,195	918,865
eBay Incorporated †	85,000	4,695,400
Facebook Incorporated Class A †	152,800	9,204,672

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Specialized Technology Fund	Portfolio of investments—March 31, 2014

Security name	Shares	Value

Internet Software & Services (continued)
Google Incorporated Class A	15,500	$17,274,905
NetEase Incorporated ADR	25,150	1,692,595
Renren Incorporated ADR †«	1,036	3,388
SouFun Holdings Limited ADR	33,205	2,271,886
Tencent Holdings Limited	91,600	6,371,198
Yahoo! Incorporated †	9,655	346,615
Yelp Incorporated †	74,315	5,717,053

		48,545,780

IT Services: 5.12%
Computer Sciences Corporation	42,205	2,566,908
Fiserv Incorporated †	32,205	1,825,701
MasterCard Incorporated Class A	41,220	3,079,134
Visa Incorporated Class A	37,020	7,991,137

		15,462,880

Semiconductors & Semiconductor Equipment: 15.99%
Analog Devices Incorporated	6,845	363,743
Applied Materials Incorporated	104,615	2,136,238
Avago Technologies Limited	84,980	5,473,562
Hynix Semiconductor Incorporated †	51,660	1,747,156
Intel Corporation	4,260	109,951
Lam Research Corporation †	82,455	4,535,025
Maxim Integrated Products Incorporated	101,990	3,377,909
Microchip Technology Incorporated «	20,265	967,856
Micron Technology Incorporated †	303,850	7,189,091
NVIDIA Corporation	89,090	1,595,602
NXP Semiconductor NV †	35,460	2,085,403
SunPower Corporation †«	168,685	5,441,778
Taiwan Semiconductor Manufacturing Company Limited ADR	309,375	6,193,688
Teradyne Incorporated †«	128,290	2,551,688
Texas Instruments Incorporated	94,905	4,474,771

		48,243,461

Software: 19.54%
Activision Blizzard Incorporated	153,955	3,146,840
Adobe Systems Incorporated †	53,815	3,537,798
Aspen Technology Incorporated †	132,090	5,595,332
Intuit Incorporated	48,140	3,741,922
Microsoft Corporation	453,960	18,607,820
Oracle Corporation	155,320	6,354,141
Salesforce.com Incorporated †	95,700	5,463,513
ServiceNow Incorporated †	158,950	9,524,284
Workday Incorporated Class A †	32,625	2,982,904

		58,954,554

Technology Hardware, Storage & Peripherals: 13.98%
Apple Incorporated	21,390	11,480,869
Hewlett-Packard Company	138,175	4,471,343

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Specialized Technology Fund	11

Security name		Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Lenovo Group Limited		588,000	$649,669
NEC Corporation		21,000	64,496
SanDisk Corporation		88,830	7,212,108
Seagate Technology plc		133,480	7,496,237
Western Digital Corporation		117,900	10,825,578

			42,200,300

Total Common Stocks (Cost $199,581,469)			279,876,698

	Yield
Short-Term Investments: 10.00%

Investment Companies: 10.00%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	20,566,640	20,566,640
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.09	9,626,325	9,626,325

Total Short-Term Investments (Cost $30,192,965)			30,192,965

Total investments in securities (Cost $229,774,434) *	102.74%	310,069,663
Other assets and liabilities, net	(2.74)	(8,276,997)

Total net assets	100.00%	$301,792,666

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $231,246,848 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$81,245,467
Gross unrealized depreciation	(2,422,652)

Net unrealized appreciation	$78,822,815

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Specialized Technology Fund	Statement of assets and liabilities—March 31, 2014

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$279,876,698
In affiliated securities, at value (see cost below)	30,192,965

Total investments, at value (see cost below)	310,069,663
Foreign currency, at value (see cost below)	10
Receivable for investments sold	4,630,972
Receivable for Fund shares sold	523,716
Receivable for dividends	102,024
Receivable for securities lending income	10,781
Prepaid expenses and other assets	15,356

Total assets	315,352,522

Liabilities
Payable for investments purchased	3,328,625
Payable for Fund shares redeemed	155,981
Payable upon receipt of securities loaned	9,626,325
Advisory fee payable	237,018
Distribution fees payable	7,240
Due to other related parties	82,779
Accrued expenses and other liabilities	121,888

Total liabilities	13,559,856

Total net assets	$301,792,666

NET ASSETS CONSIST OF
Paid-in capital	$186,429,721
Accumulated net realized gains on investments	35,067,847
Net unrealized gains on investments	80,295,098

Total net assets	$301,792,666

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$154,833,220
Shares outstanding – Class A	14,536,341
Net asset value per share – Class A	$10.65
Maximum offering price per share – Class A2	$11.30
Net assets – Class B	$354,709
Shares outstanding – Class B	37,344
Net asset value per share – Class B	$9.50
Net assets – Class C	$10,907,375
Shares outstanding – Class C	1,151,247
Net asset value per share – Class C	$9.47
Net assets – Administrator Class	$31,681,349
Shares outstanding – Administrator Class	2,950,527
Net asset value per share – Administrator Class	$10.74
Net assets – Investor Class	$104,016,013
Shares outstanding – Investor Class	9,860,755
Net asset value per share – Investor Class	$10.55

Investments in unaffiliated securities (including securities on loan), at cost	$199,581,469

Investments in affiliated securities, at cost	$30,192,965

Total investments, at cost	$229,774,434

Securities on loan, at value	$9,552,973

Foreign currency, at cost	$10

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2014	Wells Fargo Advantage Specialized Technology Fund	13

Investment income
Dividends*	$2,331,765
Securities lending income, net	153,921
Income from affiliated securities	9,176

Total investment income	2,494,862

Expenses
Advisory fee	2,534,224
Administration fees
Fund level	133,380
Class A	362,268
Class B	1,159
Class C	21,303
Administrator Class	25,662
Investor Class	298,000
Shareholder servicing fees
Class A	348,334
Class B	1,115
Class C	20,484
Administrator Class	64,156
Investor Class	232,295
Distribution fees
Class B	3,343
Class C	61,452
Custody and accounting fees	29,891
Professional fees	47,127
Registration fees	61,751
Shareholder report expenses	80,907
Trustees’ fees and expenses	14,092
Other fees and expenses	12,268

Total expenses	4,353,211
Less: Fee waivers and/or expense reimbursements	(121,061)

Net expenses	4,232,150

Net investment loss	(1,737,288)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	38,184,414
Net change in unrealized gains (losses) on investments	45,121,377

Net realized and unrealized gains (losses) on investments	83,305,791

Net increase in net assets resulting from operations	$81,568,503

* Net of foreign dividend withholding taxes in the amount of	$41,493

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Specialized Technology Fund	Statement of changes in net assets

	Year ended March 31, 2014		Year ended March 31, 2013

Operations
Net investment loss		$(1,737,288)		$(827,927)
Net realized gains on investments		38,184,414		15,233,190
Net change in unrealized gains (losses) on investments		45,121,377		(16,067,822)

Net increase (decrease) in net assets resulting from operations		81,568,503		(1,662,559)

Distributions to shareholders from
Net realized gains
Class A		(7,199,829)		(3,211,893)
Class B		(20,871)		(15,600)
Class C		(482,611)		(198,847)
Administrator Class		(1,320,953)		(479,125)
Investor Class		(4,850,141)		(2,177,976)

Total distributions to shareholders		(13,874,405)		(6,083,441)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,074,847	20,245,085	923,247	7,303,535
Class B	16,812	135,566	9,262	67,146
Class C	361,372	3,314,738	128,359	923,307
Administrator Class	1,430,270	13,667,681	1,627,188	12,575,982
Investor Class	1,221,274	12,038,311	764,533	6,003,174

		49,401,381		26,873,144

Reinvestment of distributions
Class A	689,100	6,973,694	407,375	3,100,125
Class B	2,141	19,353	2,130	14,676
Class C	46,366	418,224	23,791	163,683
Administrator Class	114,325	1,164,971	54,495	416,889
Investor Class	475,186	4,761,363	280,678	2,119,121

		13,337,605		5,814,494

Payment for shares redeemed
Class A	(2,347,765)	(23,287,523)	(4,383,094)	(34,397,141)
Class B	(45,790)	(393,796)	(58,106)	(425,187)
Class C	(149,425)	(1,242,368)	(199,175)	(1,433,290)
Administrator Class	(667,440)	(6,452,465)	(503,152)	(4,005,095)
Investor Class	(1,600,804)	(15,384,834)	(1,801,403)	(14,165,461)

		(46,760,986)		(54,426,174)

Net increase (decrease) in net assets resulting from capital share transactions		15,978,000		(21,738,536)

Total increase (decrease) in net assets		83,672,098		(29,484,536)

Net assets
Beginning of period		218,120,568		247,605,104

End of period		$301,792,666		$218,120,568

Accumulated net investment loss		$0		$(312,651)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	15

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2014	2013	2012	2011[1]	2010	2009
Net asset value, beginning of period	$8.15	$8.40	$8.88	$7.74	$5.81	$4.52
Net investment loss	(0.06)	(0.03)[2]	(0.07)	(0.04)	(0.08)	(0.04)[2]
Net realized and unrealized gains (losses) on investments	3.07	(0.00)[3]	(0.05)	1.18	2.01	1.33

Total from investment operations	3.01	(0.03)	(0.12)	1.14	1.93	1.29
Distributions to shareholders from
Net realized gains	(0.51)	(0.22)	(0.36)	0.00	0.00	0.00
Net asset value, end of period	$10.65	$8.15	$8.40	$8.88	$7.74	$5.81
Total return[4]	37.27%	(0.17)%	(0.74)%	14.60%	33.22%	28.54%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.64%	1.70%	1.67%	1.73%	1.85%
Net expenses	1.56%	1.63%	1.70%	1.67%	1.73%	1.75%
Net investment loss	(0.63)%	(0.34)%	(0.92)%	(1.20)%	(1.23)%	(0.84)%
Supplemental data
Portfolio turnover rate	132%	127%	169%	43%	164%	144%
Net assets, end of period (000s omitted)	$154,833	$115,145	$144,308	$167,298	$147,945	$116,272

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS B	2014	2013	2012	2011[1]	2010	2009
Net asset value, beginning of period	$7.37	$7.67	$8.20	$7.18	$5.42	$4.25
Net investment loss	(0.12)[2]	(0.08)[2]	(0.13)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	2.76	(0.00)[3]	(0.04)	1.08	1.88	1.24

Total from investment operations	2.64	(0.08)	(0.17)	1.02	1.76	1.17
Distributions to shareholders from
Net realized gains	(0.51)	(0.22)	(0.36)	0.00	0.00	0.00
Net asset value, end of period	$9.50	$7.37	$7.67	$8.20	$7.18	$5.42
Total return[4]	36.18%	(0.84)%	(1.54)%	14.21%	32.47%	27.53%
Ratios to average net assets (annualized)
Gross expenses	2.35%	2.39%	2.45%	2.42%	2.48%	2.60%
Net expenses	2.32%	2.38%	2.45%	2.42%	2.48%	2.50%
Net investment loss	(1.36)%	(1.09)%	(1.69)%	(1.95)%	(1.97)%	(1.54)%
Supplemental data
Portfolio turnover rate	132%	127%	169%	43%	164%	144%
Net assets, end of period (000s omitted)	$355	$473	$851	$1,629	$1,888	$2,310

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2014	2013	2012	2011[1]	2010	2009
Net asset value, beginning of period	$7.35	$7.65	$8.18	$7.16	$5.41	$4.24
Net investment loss	(0.12)[2]	(0.08)[2]	(0.12)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	2.75	(0.00)[3]	(0.05)	1.08	1.87	1.24

Total from investment operations	2.63	(0.08)	(0.17)	1.02	1.75	1.17
Distributions to shareholders from
Net realized gains	(0.51)	(0.22)	(0.36)	0.00	0.00	0.00
Net asset value, end of period	$9.47	$7.35	$7.65	$8.18	$7.16	$5.41
Total return[4]	36.14%	(0.84)%	(1.55)%	14.25%	32.35%	27.59%
Ratios to average net assets (annualized)
Gross expenses	2.35%	2.39%	2.45%	2.43%	2.48%	2.60%
Net expenses	2.31%	2.38%	2.45%	2.43%	2.48%	2.50%
Net investment loss	(1.38)%	(1.09)%	(1.66)%	(1.95)%	(1.98)%	(1.60)%
Supplemental data
Portfolio turnover rate	132%	127%	169%	43%	164%	144%
Net assets, end of period (000s omitted)	$10,907	$6,563	$7,194	$6,742	$5,566	$4,527

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31 2010[2]
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]
Net asset value, beginning of period	$8.20	$8.43	$8.88	$7.74	$6.63
Net investment loss	(0.05)	(0.01)[3]	(0.06)	(0.04)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	3.10	(0.00)[4]	(0.03)	1.18	1.13

Total from investment operations	3.05	(0.01)	(0.09)	1.14	1.11
Distributions to shareholders from
Net realized gains	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$10.74	$8.20	$8.43	$8.88	$7.74
Total return[5]	37.54%	0.07%	(0.51)%	14.73%	16.74%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.48%	1.53%	1.48%	1.58%
Net expenses	1.40%	1.42%	1.50%	1.48%	1.50%
Net investment loss	(0.48)%	(0.14)%	(0.64)%	(1.03)%	(0.97)%
Supplemental data
Portfolio turnover rate	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$31,681	$17,008	$7,546	$3,879	$108

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INVESTOR CLASS	2014	2013	2012	2011[1]	2010	2009
Net asset value, beginning of period	$8.08	$8.34	$8.81	$7.69	$5.78	$4.50
Net investment loss	(0.06)	(0.03)	(0.08)	(0.05)	(0.09)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	3.04	(0.01)	(0.03)	1.17	2.00	1.33

Total from investment operations	2.98	(0.04)	(0.11)	1.12	1.91	1.28
Distributions to shareholders from
Net realized gains	(0.51)	(0.22)	(0.36)	0.00	0.00	0.00
Net asset value, end of period	$10.55	$8.08	$8.34	$8.81	$7.69	$5.78
Total return[3]	37.23%	(0.29)%	(0.74)%	14.56%	33.04%	28.44%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.70%	1.77%	1.74%	1.82%	1.96%
Net expenses	1.60%	1.69%	1.77%	1.74%	1.82%	1.86%
Net investment loss	(0.67)%	(0.40)%	(0.98)%	(1.27)%	(1.32)%	(0.96)%
Supplemental data
Portfolio turnover rate	132%	127%	169%	43%	164%	144%
Net assets, end of period (000s omitted)	$104,016	$78,931	$87,706	$94,139	$81,544	$63,814

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

22	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$2,049,939	$(2,049,939)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	23

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Consumer discretionary	$31,768,066	$0	$0	$31,768,066
Industrials	4,176,342	0	0	4,176,342
Information technology	243,932,290	0	0	243,932,290
Short-term investments
Investment companies	20,566,640	9,626,325	0	30,192,965
	$300,443,338	$9,626,325	$0	$310,069,663

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended March 31, 2014, the advisory fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC (“Allianz”) is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.90% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to May 1, 2013, Allianz received an annual fee which started at 1.00% and declined to 0.55% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares and 1.58% for Investor Class shares. Prior to August 1, 2013, the Fund’s expenses were capped at 1.60% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares, and 1.66% for Investor Class shares.

24	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $25,786 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2014 were $335,487,446 and $347,216,408, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2014, the Fund paid $397 in commitment fees.

For the year ended March 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $13,874,405 and $6,083,441 of long-term capital gain for the years ended March 31, 2014 and March 31, 2013, respectively.

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$18,311,647	$18,228,614	$78,822,684

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, may be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Specialized Technology Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the two-year period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Specialized Technology Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

26	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $13,874,405 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Specialized Technology Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Allianz Global Investors U.S. LLC (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P North American Technology TR Index, for all periods under review except for the three-year period.

30	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups, except for the Investor class which had a higher net operating expense ratio than the median of its expense Group. The Board viewed favorably Funds Management’s proposed to reduce the net operating expense caps for each share class of the Fund, including the Investor Class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the average rates for the Fund’s expense Groups for the Investor Class and Class A, while the Management Rate for the Administrator Class was in range of the average rate for its expense Group. However, the Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rates for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	31

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Specialized Technology Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224302 05-14 A317/AR317 03-14

Wells Fargo Advantage

Utility and Telecommunications Fund

Annual Report

March 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Utility and Telecommunications Fund for the 12-month period that ended March 31, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. Investors appeared less risk-averse, favoring higher-growth sectors of the market—such as information technology—over defensive companies, such as utilities. Further, gold prices tumbled in the face of a modestly positive U.S. economic outlook and low inflation.

U.S. economic prospects brightened.

Major developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the monetary policymaking body of the Federal Reserve—kept its key interest rate near zero and purchased both mortgage-backed securities and long-term U.S. Treasuries in an effort to keep interest rates low. The markets benefited from this accommodative monetary policy, such that both stocks and bonds initially sold off after indications in May 2013 that the FOMC might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program. Leadership of the FOMC transitioned to Janet Yellen at the end of January 2014 after eight years under Ben Bernanke.

Meanwhile, in May 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.50%. The ECB again lowered its key rate to 0.25% in November 2013. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013. The jobs picture continued to slowly improve as the unemployment rate declined to 6.7% as of February 2014. Meanwhile, inflation remained low. The eurozone exited a protracted recession and reported weak but positive economic activity during the last three quarters of 2013.

U.S. equity markets had positive returns.

The modestly positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. In the U.S., the S&P 500 Index1 returned 21.86% during the 12-month period that ended March 31, 2014. Strong results came despite several short-term sell-offs, the most significant of which occurred in January 2014 as the result of new concerns about global economic strength when China posted weak manufacturing data and renewed emerging markets volatility.

Companies with the most upside growth potential had the best results over the past 12 months. Meanwhile, dividend-paying companies—such as utilities and telecommunications firms—saw positive price gains but lagged the broader market as investors seemed to become less interested in these relatively more conservative issuers in a less risk-averse environment. The S&P 500 Utilities Index2 ended the reporting period with a 10.28% gain.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien, CFA

Average annual total returns1 (%) as of March 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	7.55	14.75	11.21	14.12	16.11	11.87	1.24	1.15
Class B (EVUBX)*	1-4-1994	8.32	15.04	11.29	13.32	15.27	11.29	1.99	1.90
Class C (EVUCX)	9-2-1994	12.31	15.26	11.04	13.31	15.26	11.04	1.99	1.90
Administrator Class (EVUDX)	7-30-2010	–	–	–	14.41	16.32	12.01	1.08	0.96
Institutional Class (EVUYX)	2-28-1994	–	–	–	14.58	16.50	12.19	0.81	0.79
S&P Utilities Index[4]	–	–	–	–	10.28	14.90	9.73	–	–
S&P 500 Index[5]	–	–	–	–	21.86	21.16	7.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunications, may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	5

Growth of $10,000 investment[6] as of March 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through July 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P Utilities Index is a market-value-weighted index, measuring the performance of all stocks within the utility sector of the S&P 500 Index. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the S&P Utilities Index and underperformed the S&P 500 Index for the 12-month period that ended March 31, 2014.

■	The Fund benefited from strength in regulated utilities companies, certain recovering natural gas-sensitive names, and information technology companies, including Visa Incorporated and MasterCard Incorporated.

■	The Fund’s moderate cash position and its holdings of preferred stocks detracted from performance in a rising stock market.

Natural gas prices helped drive the energy-producing company results.

Natural gas prices experienced a marked recovery during the year that ended March 31, 2014, though prices remain depressed relative to historic levels. A very cold winter in most of the United States resulted in massive gas drawdowns from storage and a resulting rally in gas prices. Magnum Hunter Resources Corporation was a top contributor to relative results. Other names sensitive to natural gas prices, including Sempra Energy and EQT Corporation, outperformed in part because of higher natural gas prices. Kinder Morgan Incorporated lagged in performance.

Ten largest equity holdings[7] (%) as of March 31, 2014
ITC Holdings Corporation	5.42
NextEra Energy Incorporated	5.38
Edison International	5.35
Sempra Energy	5.00
Wisconsin Energy Corporation	4.76
Northeast Utilities	4.60
Visa Incorporated Class A	4.37
CMS Energy Corporation	4.28
National Fuel Gas Company	3.94
Dominion Resources Incorporated	2.79

Industry distribution[8] as of March 31, 2014

The Fund’s portfolio turnover was relatively low. New positions included firms such as Energen Corporation and Veresen Incorporated. Energen is an energy company that is gradually transforming itself into a major oil and gas producer, and we expect that the company will eventually divest its natural gas distribution utility. The Fund purchased Veresen because we believe that its Oregon liquefied natural gas export project will move forward.

We believe the fundamentals of utilities and telecommunication services stocks appear strong.

We believe regulated utilities companies have an abundance of needed or mandated transmission and distribution projects in which to invest. Because the recession reduced power consumption, a surplus of generating capacity was created and spending on generation has been weak. Recent regulatory pronouncements from the Environmental Protection Agency (EPA), however, cloud the outlook for coal-fired generating assets. We believe the result is likely to be an uptick in the construction of combined cycle gas turbines and renewables to replace coal plants that may be retired because the cost of complying with the EPA mandates may make the coal-fired plants uneconomical. With ample opportunities to invest in plant assets for the foreseeable future, we expect regulated utilities companies in the U.S. to enjoy steady earnings growth. The long-term fundamental outlook for regulated utilities appears positive, but those positive fundamentals have not been overlooked by investors. We have found it more difficult to find inexpensive stocks to buy.

We believe power companies with sensitivity to natural gas prices are less favorably positioned because their margins are under pressure due to weak gas and electricity prices. Gas and electricity prices appear to have bottomed out, however. If that proves to be the case, earnings estimates for power companies might stabilize. We expect that telephone carriers should continue to enjoy decent—though slowing—wireless growth, with fewer customer additions more or less offset by the increasing proliferation of smartphones, which typically result in higher revenue per customer. Smartphone penetration is growing, however, and at some point, the market will approach saturation.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	7

We expect the utilities sector will continue to benefit from investors seeking income.

Interest rates will likely rise at some point—although we do not believe they will rise much anytime soon. We believe a continued low interest-rate environment should help support the prices of utilities stocks, as income-seeking investors favor their relatively generous dividends. The tax environment is also reasonably favorable to utilities investors. The tax rate on qualified dividend income was increased to 23.8% from 15.0% in 2013, which was about the best outcome that could realistically be expected. However, it seems that investors were expecting a far worse outcome, and so far utilities stocks have shrugged off the tax increase. Over a full market cycle, we continue to believe that the returns of utilities stocks likely will be competitive with the returns of the equity market as a whole.

8	Wells Fargo Advantage Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2013	Ending account value 3-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,120.42	$6.03	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000.00	$1,116.46	$9.97	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000.00	$1,116.14	$9.97	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Administrator Class
Actual	$1,000.00	$1,122.12	$5.03	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,122.89	$4.13	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Utility and Telecommunications Fund	9

Security name	Shares	Value

Common Stocks: 89.49%

Energy: 11.69%

Oil, Gas & Consumable Fuels: 11.69%
American Eagle Energy Corporation †	20,000	$143,000
Energen Corporation	100,000	8,081,000
EQT Corporation	58,600	5,682,442
Magnum Hunter Resources Corporation †«	1,400,000	11,900,000
QR Energy LP	365,483	6,534,836
The Williams Companies Incorporated	270,000	10,956,600
Veresen Incorporated	575,000	8,675,712

		51,973,590

Financials: 2.05%

Banks: 0.22%
Customers Bancorp Incorporated †	47,000	980,890

REITs: 1.83%
Strategic Hotel & Resorts Incorporated †	800,000	8,152,000

Industrials: 0.06%

Construction & Engineering: 0.06%
Ameresco Incorporated Class A †	35,000	264,600

Information Technology: 6.49%

IT Services: 6.45%
Convergys Corporation	150,000	3,286,500
MasterCard Incorporated Class A	80,000	5,976,000
Visa Incorporated Class A	90,000	19,427,400

		28,689,900

Technology Hardware, Storage & Peripherals: 0.04%
Mitek Systems Incorporated †«	50,000	193,500

Telecommunication Services: 8.48%

Diversified Telecommunication Services: 4.97%
AT&T Incorporated	150,000	5,260,500
CenturyLink Incorporated	25,000	821,000
Comcast Corporation Class A	225,100	11,259,502
Verizon Communications Incorporated	100,000	4,757,000

		22,098,002

Wireless Telecommunication Services: 3.51%
Shenandoah Telecommunications Company	300,000	9,687,000
Turkcell Iletisim Hizmetleri AS ADR †	200,000	2,754,000
VimpelCom Limited ADR	350,000	3,160,500

		15,601,500

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of investments—March 31, 2014

Security name		Shares	Value

Utilities: 60.72%

Electric Utilities: 29.08%
ALLETE Incorporated		10,000	$524,200
American Electric Power Company Incorporated		175,000	8,865,500
Edison International		420,000	23,776,200
Great Plains Energy Incorporated		400,000	10,816,000
IDACORP Incorporated		75,000	4,160,250
ITC Holdings Corporation		645,000	24,090,750
NextEra Energy Incorporated		250,050	23,909,781
Northeast Utilities		450,000	20,475,000
PNM Resources Incorporated		349,177	9,438,254
Unitil Corporation		100,000	3,284,000

			129,339,935

Gas Utilities: 3.94%
National Fuel Gas Company		250,000	17,510,000

Multi-Utilities: 25.66%
CenterPoint Energy Incorporated		250,000	5,922,500
CMS Energy Corporation		650,000	19,032,000
Dominion Resources Incorporated		175,000	12,423,250
Kinder Morgan Incorporated		325,000	10,559,250
Northwestern Corporation		102,411	4,857,354
Public Service Enterprise Group Incorporated		200,000	7,628,000
SCANA Corporation		200,000	10,264,000
Sempra Energy		230,000	22,254,800
Wisconsin Energy Corporation		455,000	21,180,250

			114,121,404

Water Utilities: 2.04%
American Water Works Company Incorporated		200,000	9,080,000

Total Common Stocks (Cost $225,269,513)			398,005,321

	Dividend yield

Preferred Stocks: 3.86%

Financials: 0.64%

Banks: 0.16%
First Republic Bank Series C «	5.63%	33,000	731,280

Capital Markets: 0.48%
BGC Partners Incorporated	8.13	13,585	363,942
Goldman Sachs Group Incorporated Series I	5.95	50,000	1,152,500
Goldman Sachs Group Incorporated Series J ±	5.50	25,000	596,000

			2,112,442

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2014	Wells Fargo Advantage Utility and Telecommunications Fund	11

Security name	Dividend yield		Shares	Value

Utilities: 3.22%

Electric Utilities: 2.03%
Alabama Power Company	5.63%		55,000	$1,333,200
Gulf Power Company (a)	6.45		21,000	2,081,304
NextEra Energy Capital Holding Incorporated Series H	5.63		125,000	2,881,250
NextEra Energy Capital Holding Incorporated Series J	5.00		50,000	1,031,500
SCE Trust I	5.63		75,000	1,705,500

				9,032,754

Multi-Utilities: 1.19%
DTE Energy Company Series Q	5.25		66,731	1,462,744
DTE Energy Company Series Z	6.50		150,000	3,825,000

				5,287,744

Total Preferred Stocks (Cost $18,066,971)				17,164,220

		Expiration date
Warrants: 0.20%

Energy: 0.00%

Oil, Gas & Consumable Fuels: 0.00%
Magnum Hunter Resources Corporation †«(a)		4-15-2016	140,000	0

Utilities: 0.20%

Multi-Utilities: 0.20%
Kinder Morgan Incorporated †		2-15-2017	496,000	877,920

Total Warrants (Cost $553,300)				877,920

	Yield

Short-Term Investments: 6.68%

Investment Companies: 6.68%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		28,306,632	28,306,632
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.09		1,430,550	1,430,550

Total Short-Term Investments (Cost $29,737,182)				29,737,182

Total investments in securities (Cost $273,626,966) *	100.23%	445,784,643
Other assets and liabilities, net	(0.23)	(1,019,915)

Total net assets	100.00%	$444,764,728

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of investments—March 31, 2014

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $273,393,139 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$174,514,776
Gross unrealized depreciation	(2,123,272)

Net unrealized appreciation	$172,391,504

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2014	Wells Fargo Advantage Utility and Telecommunications Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$416,047,461
In affiliated securities, at value (see cost below)	29,737,182

Total investments, at value (see cost below)	445,784,643
Receivable for investments sold	1,023,518
Receivable for Fund shares sold	419,693
Receivable for dividends	651,184
Receivable for securities lending income	5,625
Prepaid expenses and other assets	40,574

Total assets	447,925,237

Liabilities
Payable for investments purchased	534,466
Payable for Fund shares redeemed	618,122
Payable upon receipt of securities loaned	1,430,550
Due to custodian bank	53,749
Advisory fee payable	194,987
Distribution fees payable	47,074
Due to other related parties	112,140
Accrued expenses and other liabilities	169,421

Total liabilities	3,160,509

Total net assets	$444,764,728

NET ASSETS CONSIST OF
Paid-in capital	$320,796,039
Undistributed net investment income	764,776
Accumulated net realized losses on investments	(48,953,655)
Net unrealized gains on investments	172,157,568

Total net assets	$444,764,728

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$350,029,488
Shares outstanding – Class A	19,759,042
Net asset value per share – Class A	$17.71
Maximum offering price per share – Class A2	$18.79
Net assets – Class B	$13,698,253
Shares outstanding – Class B	771,888
Net asset value per share – Class B	$17.75
Net assets – Class C	$61,328,879
Shares outstanding – Class C	3,458,929
Net asset value per share – Class C	$17.73
Net assets – Administrator Class	$9,382,642
Shares outstanding – Administrator Class	529,217
Net asset value per share – Administrator Class	$17.73
Net assets – Institutional Class	$10,325,466
Shares outstanding – Institutional Class	582,069
Net asset value per share – Institutional Class	$17.74

Investments in unaffiliated securities (including securities on loan), at cost	$243,889,784

Investments in affiliated securities, at cost	$29,737,182

Total investments, at cost	$273,626,966

Securities on loan, at value	$1,419,403

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utility and Telecommunications Fund	Statement of operations—year ended March 31, 2014

Investment income
Dividends*	$13,691,461
Securities lending income, net	49,465
Income from affiliated securities	17,924

Total investment income	13,758,850

Expenses
Advisory fee	2,462,948
Administration fees
Fund level	205,246
Class A	838,533
Class B	38,820
Class C	149,323
Administrator Class	6,758
Institutional Class	7,086
Shareholder servicing fees
Class A	806,282
Class B	37,327
Class C	143,580
Administrator Class	15,321
Distribution fees
Class B	111,981
Class C	430,740
Custody and accounting fees	29,577
Professional fees	57,078
Registration fees	82,786
Shareholder report expenses	59,101
Trustees’ fees and expenses	13,881
Other fees and expenses	16,906

Total expenses	5,513,274
Less: Fee waivers and/or expense reimbursements	(335,680)

Net expenses	5,177,594

Net investment income	8,581,256

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	11,570,928
Written options	(59,681)

Net realized gains on investments	11,511,247

Net change in unrealized gains (losses) on investments	34,753,654

Net realized and unrealized gains (losses) on investments	46,264,901

Net increase in net assets resulting from operations	$54,846,157

* Net of foreign dividend withholding taxes in the amount of	$94,314

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Utility and Telecommunications Fund	15

	Year ended March 31, 2014		Year ended March 31, 2013

Operations
Net investment income		$8,581,256		$8,939,415
Net realized gains on investments		11,511,247		19,419,833
Net change in unrealized gains (losses) on investments		34,753,654		34,990,335

Net increase in net assets resulting from operations		54,846,157		63,349,583

Distributions to shareholders from
Net investment income
Class A		(6,700,577)		(7,455,015)
Class B		(190,117)		(306,851)
Class C		(764,718)		(973,102)
Administrator Class		(158,888)		(139,731)
Institutional Class		(217,279)		(214,899)

Total distributions to shareholders		(8,031,579)		(9,089,598)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,373,417	38,734,495	2,550,504	36,431,000
Class B	10,509	170,548	11,804	167,163
Class C	316,711	5,162,540	234,690	3,412,540
Administrator Class	265,029	4,352,338	199,934	2,880,977
Institutional Class	143,504	2,369,616	521,060	7,656,183

		50,789,537		50,547,863

Reinvestment of distributions
Class A	387,456	6,243,698	473,622	6,846,820
Class B	9,597	153,762	16,964	245,268
Class C	41,918	673,037	56,846	823,078
Administrator Class	7,358	119,387	7,385	106,897
Institutional Class	13,176	213,074	14,475	209,908

		7,402,958		8,231,971

Payment for shares redeemed
Class A	(2,975,627)	(48,341,013)	(3,967,037)	(57,204,287)
Class B	(334,676)	(5,430,603)	(436,941)	(6,288,281)
Class C	(520,509)	(8,427,382)	(917,314)	(13,229,775)
Administrator Class	(109,015)	(1,770,565)	(200,035)	(2,880,110)
Institutional Class	(98,666)	(1,615,122)	(512,797)	(7,352,955)

		(65,584,685)		(86,955,408)

Net decrease in net assets resulting from capital share transactions		(7,392,190)		(28,175,574)

Total increase in net assets		39,422,388		26,084,411

Net assets
Beginning of period		405,342,340		379,257,929

End of period		$444,764,728		$405,342,340

Undistributed (overdistributed) net investment income		$764,776		$(11,673)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$15.85	$13.78	$12.59	$11.73	$10.77	$10.67
Net investment income	0.36	0.36	0.28	0.14	0.29	0.48
Net realized and unrealized gains (losses) on investments	1.84	2.07	1.21	0.87	0.94	0.11

Total from investment operations	2.20	2.43	1.49	1.01	1.23	0.59
Distributions to shareholders from
Net investment income	(0.34)	(0.36)	(0.30)	(0.15)	(0.27)	(0.49)
Net asset value, end of period	$17.71	$15.85	$13.78	$12.59	$11.73	$10.77
Total return[3]	14.12%	17.94%	12.01%	8.66%	11.55%	5.77%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.23%	1.20%	1.24%	1.16%	1.13%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.12%	1.13%
Net investment income	2.21%	2.47%	2.11%	2.85%	2.56%	4.66%
Supplemental data
Portfolio turnover rate	20%	21%	36%	8%	51%	109%
Net assets, end of period (000s omitted)	$350,029	$316,551	$288,228	$283,716	$281,501	$301,953

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Utility and Telecommunications Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS B	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$15.87	$13.79	$12.59	$11.72	$10.77	$10.67
Net investment income	0.24 [3]	0.24 [3]	0.18 [3]	0.10 [3]	0.21 [3]	0.40 [3]
Net realized and unrealized gains (losses) on investments	1.85	2.09	1.22	0.87	0.93	0.11

Total from investment operations	2.09	2.33	1.40	0.97	1.14	0.51
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.20)	(0.10)	(0.19)	(0.41)
Net asset value, end of period	$17.75	$15.87	$13.79	$12.59	$11.72	$10.77
Total return[4]	13.32%	17.08%	11.21%	8.32%	10.64%	4.97%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.97%	1.95%	1.99%	1.91%	1.88%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.87%	1.88%
Net investment income	1.46%	1.70%	1.35%	2.09%	1.82%	3.92%
Supplemental data
Portfolio turnover rate	20%	21%	36%	8%	51%	109%
Net assets, end of period (000s omitted)	$13,698	$17,240	$20,613	$24,461	$27,042	$31,007

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$15.86	$13.79	$12.59	$11.72	$10.77	$10.67
Net investment income	0.24 [3]	0.23	0.18 [3]	0.11 [3]	0.21 [3]	0.40
Net realized and unrealized gains (losses) on investments	1.85	2.09	1.22	0.86	0.93	0.11

Total from investment operations	2.09	2.32	1.40	0.97	1.14	0.51
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.20)	(0.10)	(0.19)	(0.41)
Net asset value, end of period	$17.73	$15.86	$13.79	$12.59	$11.72	$10.77
Total return[4]	13.31%	17.03%	11.23%	8.32%	10.62%	5.06%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.98%	1.95%	1.99%	1.91%	1.88%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.87%	1.88%
Net investment income	1.46%	1.71%	1.36%	2.10%	1.83%	3.86%
Supplemental data
Portfolio turnover rate	20%	21%	36%	8%	51%	109%
Net assets, end of period (000s omitted)	$61,329	$57,431	$58,555	$60,655	$64,942	$80,526

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31 2010[2]
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]
Net asset value, beginning of period	$15.86	$13.79	$12.59	$11.74	$11.10
Net investment income	0.40	0.39	0.30 [3]	0.12 [3]	0.06
Net realized and unrealized gains (losses) on investments	1.84	2.07	1.23	0.89	0.63

Total from investment operations	2.24	2.46	1.53	1.01	0.69
Distributions to shareholders from
Net investment income	(0.37)	(0.39)	(0.33)	(0.16)	(0.05)
Net asset value, end of period	$17.73	$15.86	$13.79	$12.59	$11.74
Total return[4]	14.41%	18.16%	12.32%	8.70%	6.22%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.04%	1.01%	1.04%	1.14%
Net expenses	0.95%	0.95%	0.94%	0.95%	0.95%
Net investment income	2.38%	2.66%	2.32%	2.37%	2.23%
Supplemental data
Portfolio turnover rate	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$9,383	$5,803	$4,945	$3,904	$11

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$15.87	$13.80	$12.61	$11.74	$10.78	$10.69
Net investment income	0.42	0.46	0.33	0.16	0.31 [3]	0.51
Net realized and unrealized gains (losses) on investments	1.85	2.03	1.21	0.87	0.95	0.09

Total from investment operations	2.27	2.49	1.54	1.03	1.26	0.60
Distributions to shareholders from
Net investment income	(0.40)	(0.42)	(0.35)	(0.16)	(0.30)	(0.51)
Net asset value, end of period	$17.74	$15.87	$13.80	$12.61	$11.74	$10.78
Total return[4]	14.58%	18.34%	12.42%	8.85%	11.75%	6.03%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.77%	0.81%	0.86%	0.89%
Net expenses	0.78%	0.78%	0.77%	0.78%	0.84%	0.89%
Net investment income	2.56%	2.97%	2.50%	3.22%	2.73%	4.88%
Supplemental data
Portfolio turnover rate	20%	21%	36%	8%	51%	109%
Net assets, end of period (000s omitted)	$10,325	$8,317	$6,918	$6,909	$7,123	$9,196

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	23

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over- the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to recognition of partnership income. At March 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$226,772	$(226,772)

As of March 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $49,187,482 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

24	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks
Energy	$51,973,590	$0	$0	$51,973,590
Financials	9,132,890	0	0	9,132,890
Industrials	264,600	0	0	264,600
Information technology	28,883,400	0	0	28,883,400
Telecommunication services	37,699,502	0	0	37,699,502
Utilities	270,051,339	0	0	270,051,339
Preferred stocks
Financials	2,843,722	0	0	2,843,722
Utilities	12,239,194	2,081,304	0	14,320,498
Warrants
Utilities	0	877,920	0	877,920

Short-term investments
Investment companies	28,306,632	1,430,550	0	29,737,182
	$441,394,869	$4,389,774	$0	$445,784,643

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2014, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2014, Wells Fargo Funds Distributor, LLC received $25,418 from the sale of Class A shares and $1,347 and $1,413 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2014 were $79,307,965 and $97,345,339, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2014, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2014, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at March 31, 2013	0	$0
Options written	1,400	179,218
Options expired	(450)	(48,711)
Options closed	(650)	(43,535)
Options exercised	(300)	(86,972)
Options outstanding at March 31, 2014	0	$0

As of March 31, 2014, the Fund did not have any open written options. The Fund had an average of 98 written option contracts during the year ended March 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2014, the Fund paid $656 in commitment fees.

For the year ended March 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,031,579 and $9,089,598 of ordinary income for the years ended March 31, 2014 and March 31, 2013, respectively.

26	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$775,798	$172,391,395	$(49,187,482)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Utility and Telecommunications Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the two-year period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utility and Telecommunications Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2014

28	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $8,031,579 of income dividends paid during the fiscal year ended March 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2014, $9,638 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Crow Point Partners, LLC (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P Utilities Index, for all periods under review.

32	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	33

Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Utility and Telecommunications Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224303 05-14 A318/AR318 03-14

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR/A.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR/A. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR/A.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	March 31, 2014	March 31, 2013
Audit fees	$262,390	$255,520
Audit-related fees	—	—
Tax fees (1)	21,130	34,520
All other fees	—	—

	$283,520	$290,040

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended 2013 in the amount of $13,920 was billed on December 2013 and is included in the fiscal year ended March 31, 2013 value.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR/A is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 22, 2014

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 22, 2014